MORGAN STANLEY INSTITUTIONAL FUND, INC.

OPPORTUNITY PORTFOLIO

522 Fifth Avenue
New York, NY 10036
(800) 548-7786

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 25, 2015

To the Stockholders of the Opportunity Portfolio:

Notice is hereby given of a Special Meeting of Stockholders (the "Meeting") of the Opportunity Portfolio (the "Acquired Fund"), a series of Morgan Stanley Institutional Fund, Inc. (the "Company"), to be held in Conference Room 3A, Third Floor, 522 Fifth Avenue, New York, NY 10036, at 10:00a.m., New York time, on September 25, 2015, and any adjournments or postponements thereof, for the following purposes:

1.  To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated April 23, 2015 (the "Reorganization Agreement"), between the Company, on behalf of the Acquired Fund, and the Company, on behalf of the Global Opportunity Portfolio (the "Acquiring Fund"), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of common stock ("shares") of the Acquiring Fund of the classes described in the accompanying Proxy Statement and Prospectus and pursuant to which the Acquired Fund will be liquidated (the "Reorganization"). As a result of this transaction, stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Acquired Fund held immediately prior to the Reorganization; and

2.  To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and in the Reorganization Agreement is attached as Exhibit A thereto. Stockholders of record of the Acquired Fund as of the close of business on July 24, 2015 are entitled to notice of, and to vote at, the Meeting, and any adjournments or postponements thereof. Please read the Proxy Statement and Prospectus carefully before telling us, through your Proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement and Prospectus), you may do so in lieu of attending the Meeting in person. The Board of Directors of the Company, on behalf of the Acquired Fund, recommends that you vote in favor of the Reorganization. WE URGE YOU TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY OR RECORD YOUR VOTE ELECTRONICALLY VIA TELEPHONE OR THE INTERNET.

  By Order of the Board of Directors,

  Mary E. Mullin
  Secretary

July 30, 2015

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum is represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Stockholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy form.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

OPPORTUNITY PORTFOLIO

522 Fifth Avenue
New York, NY 10036
(800) 548-7786

This Proxy Statement and Prospectus is being furnished to stockholders ("Stockholders") of the Opportunity Portfolio ("MSIF Opportunity" or the "Acquired Fund"), a series of Morgan Stanley Institutional Fund, Inc. (the "Company"), in connection with a Special Meeting of Stockholders (the "Meeting") to be held in Conference Room 3A, Third Floor, 522 Fifth Avenue, New York, NY 10036, at 10:00a.m., New York time, on September 25, 2015, and any adjournments or postponements thereof, for the following purposes:

1.  To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated April 23, 2015 (the "Reorganization Agreement"), between the Company, on behalf of the Acquired Fund, and the Company, on behalf of the Global Opportunity Portfolio ("MSIF Global Opportunity" or the "Acquiring Fund"), pursuant to which substantially all of the assets and the liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of common stock ("shares") of the Acquiring Fund of the classes described in the accompanying Proxy Statement and Prospectus and pursuant to which the Acquired Fund will be liquidated and terminated (the "Reorganization"). As a result of this transaction, Stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value ("NAV") of their shares of the Acquired Fund held immediately prior to the Reorganization; and

2.  To act upon such other matters as may properly come before the Meeting.

The terms and conditions of the transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement attached hereto as Exhibit A. The address and telephone number of the Acquired Fund are the same as those of the Acquiring Fund set forth above. This Proxy Statement also constitutes a Prospectus of the Acquiring Fund, filed by the Company with the Securities and Exchange Commission (the "Commission") as part of the Company's Registration Statement on Form N-14 (the "Registration Statement"). The Acquired Fund and Acquiring Fund are referred to collectively as the "Funds."

The Company is an open-end management investment company. The investment objective of the Acquiring Fund is to seek long-term capital appreciation.

This Proxy Statement and Prospectus sets forth concisely information about the Acquiring Fund that Stockholders of the Acquired Fund should know before voting on the Reorganization Agreement. A copy of the prospectus for the Acquiring Fund, dated April 30, 2015, as may be amended and supplemented from time to time, is attached as Exhibit B, which prospectus forms a part of Post-Effective Amendment No. 137 to the Company's Registration Statement on Form N-1A (File Nos. 033-23166; 811-05624), and is incorporated herein by reference (the "Acquiring Fund's Prospectus"). Also incorporated herein by reference is the prospectus of the Acquired Fund (the "Acquired Fund Prospectus"), dated April 30, 2015, as may be amended and supplemented from time to time, which prospectus forms a part of Post-Effective Amendment No. 137 to the Company's Registration Statement on Form N-1A (File Nos. 033-23166; 811-05624).

In addition, also enclosed and incorporated herein by reference is the Annual Report of the Acquiring Fund and the Acquired Fund for the fiscal year ended December 31, 2014 (File No. 811-05624). A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated July 30, 2015, has been filed with the Commission and is also incorporated herein by reference. Such documents are available upon request and without charge by calling (800) 548-7786 with respect to each of the Acquired Fund and Acquiring Fund or by visiting the Commission' s website at www.sec.gov.

Stockholders are advised to read and retain this Proxy Statement and Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated July 30, 2015.

PROXY STATEMENT AND PROSPECTUS

Synopsis	1
General	1
The Reorganization	1
Fee Tables	2
Annual Fund Operating Expenses	5
Portfolio Turnover	5
Tax Consequences of the Reorganization	5
Comparison of Acquired Fund and Acquiring Fund	5
Principal Risk Factors	11
Voting Information	12
Record Date	12
Quorum	12
Voting Procedures	13
Expenses of Solicitation	13
Vote Required	14
Performance Information	14
The Reorganization	14
The Board's Considerations	14
The Reorganization Agreement	15
Tax Aspects of the Reorganization	17
Description of Shares	18
Capitalization Tables (unaudited)	18
Appraisal Rights	19
Comparison of Investment Objectives, Principal Policies and Restrictions	19
Investment Objectives and Policies	19
MSIF Opportunity (Acquired Fund)	19
MSIF Global Opportunity (Acquiring Fund)	20
Investment Restrictions	20
Additional Information About the Acquiring Fund and the Acquired Fund	20
General	20
Rights of Acquired Fund Stockholders and Acquiring Fund Stockholders	21
Financial Information	21
Stockholder Proposals	21
Management	22
Description of Shares and Stockholder Inquiries	22
Dividends, Distributions and Taxes	22
Purchases, Exchanges and Redemptions	22
Share Information	23
Financial Statements and Experts	24
Legal Matters	25
Available Information	25
Other Business	25
Exhibit A – Agreement and Plan of Reorganization	A-1
Exhibit B – Prospectus of the Acquiring Fund dated April 30, 2015, as it may be amended and supplemented from time to time	B-1
Exhibit C – Annual Report for the Acquiring Fund for the fiscal year ended December 31, 2014	C-1

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Stockholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the Acquiring Fund's Prospectus, which is attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

General

This Proxy Statement and Prospectus is being furnished to Stockholders of the Acquired Fund, an open-end management investment company, in connection with the solicitation by the Board of Directors (the "Board" or "Board of Directors") of the Company, on behalf of the Acquired Fund, of proxies ("Proxies") to be used at the Meeting to consider the Reorganization. It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about August 7, 2015.

Pursuant to the Reorganization, holders of Class I, Class A, Class L and Class IS shares of the Acquired Fund will receive Class I, Class A, Class L and Class IS shares of the Acquiring Fund, respectively. The shares to be issued by the Acquiring Fund in connection with the Reorganization (the "Acquiring Fund Shares") will be issued at NAV without any sales charges. Any subsequent purchases of Class A shares of the Acquiring Fund after the Reorganization by the former Class I, Class A, Class L and Class IS Stockholders of the Acquired Fund will be subject to the initial sales charge schedule. See "Synopsis—Comparison of Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions" below. Further information relating to the Acquiring Fund is set forth herein and in the Acquiring Fund's Prospectus, attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

The Board of Directors of the Company, on behalf of the Acquiring Fund, has authorized the issuance of the Acquiring Fund Shares to Stockholders of the Acquired Fund in connection with the Reorganization.

The information concerning the Acquired Fund and the Acquiring Fund contained herein has been supplied by the Company.

The Reorganization

The Reorganization is being proposed because the Board has determined that the Reorganization is in the best interests of the Acquired Fund and its Stockholders. The Reorganization will allow Stockholders of the Acquired Fund to be invested in a fund that is managed according to similar investment objectives, strategies and restrictions and that is managed by the members of the same investment team. The Acquiring Fund's global mandate will provide additional investment guideline flexibility to seek out investment opportunities on a global basis. Although Stockholders of the Acquired Fund will experience higher contractual management fees, the Reorganization is expected to result in the same or lower total operating expenses for Stockholders of the Acquired Fund and stockholders of the surviving combined fund (the "Combined Fund") as a result of economies of scale and proposed advisory fee waivers and/or expense reimbursements instituted by Morgan Stanley Investment Management Inc. ("MSIM" or the "Adviser"), the Acquiring Fund's and Acquired Fund's investment adviser. The proposed fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Moreover, the Reorganization will allow Stockholders of the Acquired Fund to be invested in a fund with the potential for broader distribution opportunities than the Acquired Fund. Although the Reorganization is expected to result in the same or lower total operating expenses for Stockholders of the Acquired Fund and stockholders of the Combined Fund, the gross total expense ratios of the Acquiring Fund Class I, Class A and Class L shares are higher than those of the Class I, Class A and Class L shares of the Acquired Fund, respectively, and because there is no assurance that the proposed advisory fee waivers and/or expense reimbursements will continue, the total expense ratios of the Combined Fund may be higher in the future. See "The Reorganization—The Board's Considerations."

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The Reorganization Agreement provides for the transfer of substantially all the assets and the liabilities of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares. The aggregate NAV of the Acquiring Fund Shares issued in the exchange will equal the aggregate value of the net assets of the Acquired Fund received by the Acquiring Fund. On or after the closing date scheduled for the Reorganization (the "Closing Date"), the Acquired Fund will distribute the Acquiring Fund Shares received by the Acquired Fund to its Stockholders as of the Valuation Date (as defined below) in complete liquidation of the Acquired Fund and, without further notice, the outstanding shares of the Acquired Fund held by the Stockholders will then be redeemed and canceled as permitted by the organizational documents of the Company and applicable law. As a result of the Reorganization, each Stockholder will receive that number of full and fractional Acquiring Fund Shares equal in value to such Stockholder's pro rata interest in the net assets of the Acquired Fund transferred to the Acquiring Fund. Pursuant to the Reorganization, holders of Class I, Class A, Class L and Class IS shares of the Acquired Fund will receive Class I, Class A, Class L and Class IS shares of the Acquiring Fund, respectively. The Board has determined that the interests of the Stockholders will not be diluted as a result of the Reorganization. The "Valuation Date" is the business day immediately preceding the Closing Date and after the payment of any distributions or other amounts by Acquired Fund or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing.

For the reasons set forth below under "The Reorganization—The Board' s Considerations," the Board, including the Directors who are not "interested persons" of the Acquired Fund ("Independent Board Members"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Reorganization is advisable and in the best interests of the Acquired Fund and its Stockholders and recommends approval of the Reorganization.

Fee Tables

The following tables briefly describe the stockholder fees and annual Fund operating expenses that Stockholders of the Funds bear directly and indirectly from an investment in the Funds. Stockholders' fees will not be charged on those Acquiring Fund Shares received in connection with the Reorganization. Each Fund pays expenses for management of its assets, distribution of its shares and other services, and those expenses are reflected in the NAV per share of each Fund. These expenses are deducted from each respective Fund's assets and are based on actual expenses incurred by each of the Acquiring Fund and Acquired Fund for the fiscal year ended December 31, 2014. The tables also set forth pro forma fees for the Combined Fund reflecting what the fee schedule would have been on December 31, 2014, if the Reorganization had been consummated twelve (12) months prior to that date.

The Class A shares of the Funds are subject to the same sales charges. For purchases of Class A shares of each Fund, you may qualify for a sales charge discount if the cumulative NAV of Class A shares of the Fund purchased in a single transaction, together with the NAV of all Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the Prospectus for each of the Acquired Fund and the Acquiring Fund) held in related accounts, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Proxy Statement and Prospectus entitled "Synopsis—Comparison of Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions—Class A Shares of Acquired Fund/Class A Shares of Acquiring Fund—Sales Charges."

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Stockholder Fees
(fees paid directly from your investment)

MSIF Opportunity Portfolio (Acquired Fund)	Class I	Class A	Class L	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None(1)	None	None
MSIF Global Opportunity Portfolio (Acquiring Fund)	Class I	Class A	Class L	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None(1)	None	None
Pro Forma Combined Fund (MSIF Global Opportunity Portfolio)	Class I	Class A	Class L	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None(1)	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

MSIF Opportunity Portfolio (Acquired Fund)	Class I	Class A	Class L	Class IS
Advisory Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	None
Other Expenses	0.31%	0.52%	0.49%	17.97%
Total Annual Fund Operating Expenses*	0.81%	1.27%	1.74%	18.47%
Fee Waiver and/or Expense Reimbursement*	0.00%	0.04%	0.01%	17.75%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.81%	1.23%	1.73%	0.72%
MSIF Global Opportunity Portfolio (Acquiring Fund)	Class I	Class A	Class L	Class IS
Advisory Fee(2)	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	None
Other Expenses	1.57%	1.71%	1.87%	18.60%
Total Annual Fund Operating Expenses**	2.37%	2.76%	3.42%	19.40%
Fee Waiver and/or Expense Reimbursement**	1.27%	1.31%	1.92%	18.37%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement**	1.10%	1.45%	1.50%	1.03%

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Pro Forma Combined Fund (MSIF Global Opportunity Portfolio)	Class I	Class A	Class L	Class IS
Advisory Fee	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	None
Other Expenses	0.27%	0.44%	0.43%	15.41%
Total Annual Fund Operating Expenses***	1.07%	1.49%	1.98%	16.21%
Fee Waiver and/or Expense Reimbursement***	0.29%	0.29%	0.74%	15.49%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement***	0.78%	1.20%	1.24%	0.72%

(1)  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See "Comparison of Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions" for further information about the CDSC waiver categories.

(2)  The Advisory Fee has been restated to reflect the decrease in the advisory fee effective March 2, 2015.

*  MSIM has agreed to reduce its advisory fee and/or reimburse the Acquired Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.88% for Class I, 1.23% for Class A, 1.73% for Class L and 0.81% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

**  MSIM has agreed to reduce its advisory fee and/or reimburse the Acquiring Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I, 1.45% for Class A, 1.50% for Class L and 1.03% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Acquiring Fund's "Distributor," Morgan Stanley Distribution, Inc., has agreed to waive for at least one year the 12b-1 fee on Class L shares of the Acquiring Fund to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis.

***MSIM has agreed to reduce its advisory fee and/or reimburse the Combined Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.81% for Class I, 1.23% for Class A, 1.50% for Class L and 0.72% for Class IS. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Combined Fund's Distributor has agreed to waive for at least one year from the date of the Reorganization the 12b-1 fee on Class L shares of the Combined Fund to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis.

Example

To attempt to show the effect of these expenses on an investment over time, the hypothetical shown below has been created. The example assumes that an investor invests $10,000 in either the Acquired Fund or Acquiring Fund for the time periods indicated and that an investor then redeems all of his or her shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the operating expenses for each Fund remain the same. Although a Stockholder's actual costs may be higher or lower, the table below shows a Stockholder' s costs at the end of each period based on these assumptions.

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MSIF Opportunity Portfolio (Acquired Fund)	1 Year	3 Years	5 Years	10 Years
Class I	$83	$259	$450	$1,002
Class A†	$644	$895	$1,165	$1,935
Class L	$176	$545	$939	$2,041
Class IS	$74	$230	$401	$894
MSIF Global Opportunity Portfolio (Acquiring Fund)
Class I	$112	$350	$606	$1,340
Class A†	$665	$960	$1,276	$2,169
Class L	$153	$474	$818	$1,791
Class IS	$105	$328	$569	$1,259
Pro Forma Combined Fund (MSIF Global Opportunity Portfolio)
Class I	$80	$249	$433	$966
Class A†	$641	$886	$1,150	$1,903
Class L	$126	$393	$681	$1,500
Class IS	$74	$230	$401	$894

†  The figures shown reflect the maximum sales charge of 5.25% applicable to purchases of Class A shares.

Annual Fund Operating Expenses

The purpose of the foregoing fee tables is to assist Stockholders in understanding the various costs and expenses that a Stockholder in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Acquired Fund and Acquiring Fund—Investment Advisory Fees," "—Distribution Plan and Shareholder Services Plan Fees," "—Other Significant Fees" and "—Purchases, Exchanges and Redemptions" below.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Acquiring Fund's portfolio turnover rate was 29% of the average value of its portfolio and the Acquired Fund's portfolio turnover rate was 8% of the average value of its portfolio.

Tax Consequences of the Reorganization

As a condition to the Reorganization, the Acquired Fund has requested an opinion of Dechert LLP to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund or the Acquired Fund's Stockholders for federal income tax purposes as a result of the transactions included in the Reorganization. Receipt of such opinion is a condition to the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization—Tax Aspects of the Reorganization" below.

Comparison of Acquired Fund and Acquiring Fund

Investment Objectives, Principal Investment Policies and Benchmarks. The investment objective and principal investment policies of the Acquired Fund are similar to those of the Acquiring Fund and are set forth below. Both the Acquired Fund and the Acquiring Fund are diversified funds. The principal differences between the principal investment policies of the Acquired Fund and the Acquiring Fund are more fully described under "Comparison of Investment Objectives, Principal Policies and Restrictions" below. The Acquired Fund's and the

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Acquiring Fund's investment objectives are non-fundamental and may be changed by the Company's Board of Directors without stockholder approval, but no change is currently anticipated. The below table shows the investment objectives, principal investment policies and primary benchmarks of each of the Acquired Fund and the Acquiring Fund.

MSIF Opportunity Portfolio (Acquired Fund)	MSIF Global Opportunity Portfolio (Acquiring Fund)
Investment Objective	Investment Objective
• Seeks long-term capital appreciation	• Seeks long-term capital appreciation
Principal Investment Policies	Principal Investment Policies

• Under normal market conditions, MSIM seeks to achieve the Fund's investment objective by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index.

• Under normal market conditions, MSIM seeks to achieve the Acquiring Fund's investment objective by investing primarily in established and emerging companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

• MSIM emphasizes a bottom-up stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, MSIM seeks companies with the potential for strong free cash flow generation and that MSIM believes are undervalued at the time of purchase. MSIM typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies. MSIM generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

• MSIM emphasizes a bottom-up stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, MSIM seeks companies with the potential for strong free cash flow generation and that MSIM believes are undervalued at the time of purchase. MSIM typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies. MSIM generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

• The Acquired Fund's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features.

• The Acquiring Fund's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features.

• The Acquired Fund may invest in privately placed and restricted securities.	• The Acquiring Fund may invest in privately placed and restricted securities.
• The Acquired Fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.	• The Acquiring Fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.
• A diversified fund	• A diversified fund

• Under normal market conditions, the Acquired Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. This policy may be changed without shareholder approval; however, shareholders will be notified in writing of any changes.

6

MSIF Opportunity Portfolio (Acquired Fund)	MSIF Global Opportunity Portfolio (Acquiring Fund)
• The Acquired Fund may also invest in foreign securities, which may include emerging market securities.
Primary Benchmark	Primary Benchmark
• Russell 1000® Growth Index	• MSCI All Country World Index

Fund Management. The Acquiring Fund and Acquired Fund are both managed within MSIM's Growth team and, if the Reorganization is approved, the Acquiring Fund is expected to continue to be managed within MSIM's Growth team. The current member of the team jointly and primarily responsible for the day-to-day management of the Acquiring Fund and the Acquired Fund is Kristian Heugh.

Mr. Heugh has been associated with the Adviser in an investment management capacity since 2001.

Members of the team collaborate to manage the assets of each Fund.

Additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds is provided in the Company's Statement of Additional Information.

Investment Advisory Fees. The Acquiring Fund and Acquired Fund currently obtain advisory services from MSIM. MSIM is a wholly-owned subsidiary of Morgan Stanley (NYSE: "MS") with its principal office located at 522 Fifth Avenue, New York, NY 10036. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The annual advisory fee (as a percentage of daily net assets) payable by the Funds is set forth below. Both the Acquiring Fund and the Acquired Fund pay advisory fees on a quarterly basis.

MSIF Opportunity Portfolio (Acquired Fund):

0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% of the portion of the daily net assets exceeding $3 billion

MSIF Global Opportunity Portfolio (Acquiring Fund):

0.80% of the portion of the daily net assets not exceeding $750 million; 0.75% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.70% of the portion of the daily net assets exceeding $1.5 billion

The contractual management fees are higher for the Acquiring Fund than they are for the Acquired Fund. Each share class of the Combined Fund is expected to have a lower (in the case of Class A, Class L and Class I shares) or the same (in the case of Class IS shares) net total expense ratio as that of the corresponding class of shares of the Acquired Fund as a result of economies of scale and proposed advisory fee waivers and/or expense reimbursements instituted by MSIM. Specifically, MSIM has agreed to reduce its advisory fee and/or reimburse the Combined Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.81% for Class I, 1.23% for Class A, 1.50% for Class L and 0.72% for Class IS. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Although the Reorganization is expected to result in the same or lower total operating expenses for Stockholders of the Acquired Fund and stockholders of the Combined Fund, the gross total expense ratios of the Acquiring Fund Class I, Class A

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and Class L shares are higher than those of the Class I, Class A and Class L shares of the Acquired Fund, respectively, and because there is no assurance that the proposed advisory fee waivers and/or expense reimbursements will continue, the total expense ratios of the Combined Fund may be higher in the future. See "The Reorganization—The Board's Considerations."

Comparison of Other Service Providers. The Acquired Fund and Acquiring Fund have the same transfer agent, custodian, distributor, administrator and independent registered public accounting firm. For each Fund, the transfer agent is Boston Financial Data Services, Inc., the custodian is State Street Bank and Trust Company, the distributor is Morgan Stanley Distribution, Inc., the administrator is MSIM and the independent registered public accounting firm is Ernst & Young LLP.

Distribution Plan and Shareholder Services Plan Fees.

Descriptions of the Plans. The Company has adopted a shareholder services plan (the "MSIF Service Plan") with respect to the Class A shares of the Acquired Fund and of the Acquiring Fund and a distribution and shareholder services plan (the "MSIF Distribution Plan" and, together with the MSIF Service Plan, the "MSIF Plans") with respect to the Class L shares of the Acquired Fund and the Acquiring Fund pursuant to Rule 12b-1 under the 1940 Act. For a complete description of these arrangements with respect to the Acquired Fund, see the section of the Acquired Fund's Prospectus entitled "Shareholder Information—Distribution of Portfolio Shares" and the section of the Company's Statement of Additional Information entitled "Distribution and Shareholder Services Plan." For a complete description of these arrangements with respect to the Acquiring Fund, see the section of the Acquiring Fund's Prospectus entitled "Shareholder Information—Distribution of Portfolio Shares" and the section of the Company's Statement of Additional Information entitled "Distribution and Shareholder Services Plan."

Class A Shares of Acquired Fund/Class A Shares of Acquiring Fund. Under the MSIF Service Plan, each of the Acquired Fund and Acquiring Fund may pay a shareholder services fee of up to 0.25% of its Class A shares' average daily net assets on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A shares. For further information relating to shareholder services applicable to Class A shares of the Acquiring Fund, see the section entitled "Shareholder Information—Distribution of Portfolio Shares" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Class L Shares of Acquired Fund/Class L Shares of Acquiring Fund. Under the MSIF Distribution Plan, each of the Acquired Fund and the Acquiring Fund may pay a shareholder services fee of up to 0.25% of its Class L shares' average daily net assets on an annualized basis and a distribution fee of up to 0.50% of its Class L shares' average daily net assets on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class L shares. For further information relating to the shareholder services and distribution fees applicable to Class L shares of the Acquiring Fund, see the section entitled "Shareholder Information—Distribution of Portfolio Shares" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Class I and Class IS Shares of Acquired Fund/Class I and Class IS Shares of Acquiring Fund. Class I and Class IS shares of the Acquired Fund and of the Acquiring Fund are not subject to the MSIF Plans.

Other Significant Fees. Each of the Acquiring Fund and Acquired Fund pay additional fees in connection with their operations, including legal, auditing, transfer agent and custodial fees. See "Synopsis—Fee Tables" above for the percentage of average net assets represented by such "Other Expenses."

Purchases, Exchanges and Redemptions. The Company's Board of Directors has authorized the issuance of the Acquiring Fund Shares in connection with the Reorganization.

Class A Shares of Acquired Fund/Class A Shares of Acquiring Fund

Minimum Investments. The minimum initial investment for Class A shares of each of the Acquired Fund and the Acquiring Fund generally is $1,000. If the value of an investor's account falls below the minimum initial investment amount for Class A shares as a result of share redemptions or if such investor no longer meets one of the

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waiver criteria, the investor's account may be subject to involuntary redemption. Stockholders will be notified prior to any such redemption. For further information relating to the minimum investment amounts for Class A shares of the Acquiring Fund, please see the section entitled "Shareholder Information—Minimum Investment Amounts" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Sales Charges. Class A shares of each of the Acquired Fund and the Acquiring Fund are subject to an initial sales charge of up to 5.25%, calculated as a percentage of the offering price on a single transaction. For purchases of Class A shares of each of the Acquired Fund and the Acquiring Fund, an investor may benefit from a reduced sales charge if the cumulative NAV of Class A shares of the applicable Fund purchased in a single transaction, together with the NAV of any Class A shares of any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds (as defined in the Prospectus for each of the Acquired Fund and the Acquiring Fund)) and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which an investor acquired in an exchange from Class A shares of the Acquired Fund or Class A shares of another Morgan Stanley Multi-Class Fund held in related accounts, amounts to $25,000 or more. In addition, an investor will have the benefit of a reduced sales charge by combining his or her purchase of Class A shares of the Acquired Fund or Acquiring Fund, as applicable, in a single transaction with his or her purchase of Class A shares of any other Morgan Stanley Multi-Class Fund for any related account. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC on Class A shares of the Acquired Fund and the Acquiring Fund may be waived under certain circumstances. For further information relating to the initial sales charge and CDSC for Class A shares of the Acquiring Fund, please see the section entitled "Shareholder Information—How To Purchase Portfolio Shares" and "—How To Redeem Portfolio Shares" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

The initial sales charge applicable to Class A shares of the Acquiring Fund will be waived for Class A shares acquired in the Reorganization. Any subsequent purchases of Class A shares of the Acquiring Fund after the Reorganization by the former Class I, Class A, Class L and Class IS Stockholders of the Acquired Fund will be subject to the initial sales charge schedule. No CDSCs will be imposed on Class A shares of the Acquired Fund that are exchanged for Class A shares of the Acquiring Fund in connection with the Reorganization.

Exchange Privileges. Class A shares of each of the Acquired Fund and the Acquiring Fund may be exchanged for shares of the same class of any Morgan Stanley Multi-Class Fund, if available, or for shares of any Morgan Stanley Money Market Fund, for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund" and, together with the Morgan Stanley Multi-Class Funds, the "Morgan Stanley Funds") or for Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee. Front-end sales charges (loads) are not imposed on exchanges of Class A shares of the Acquiring Fund.

There are special considerations when you exchange Class A shares of the Acquiring Fund that are subject to a CDSC. When determining the length of time you held the Class A shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A shares of other portfolios of the Company; (ii) Class A shares of a Morgan Stanley Multi-Class Fund; (iii) shares of a Morgan Stanley Money Market Fund or; (iv) Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, any of which you acquired in an exchange from such Class A shares of a portfolio, will also be counted; however, if you sell shares of (i) such other portfolio of the Company; (ii) the Morgan Stanley Multi-Class Fund; (iii) the Morgan Stanley Money Market Fund; or (iv) the Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, before the expiration of the CDSC "holding period," you will be charged the CDSC applicable to such shares.

Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee). Upon consummation of the Reorganization, the foregoing exchange privileges will apply to Stockholders of the Combined Fund; however, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase.

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Each Fund provides telephone exchange privileges to its Stockholders. For greater details relating to exchange privileges applicable to the Acquiring Fund, see the section entitled "Shareholder Information—Exchange Privilege" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Class L Shares of Acquired Fund/Class L Shares of Acquiring Fund

The Company has suspended offering Class L shares of the Funds to all investors. The Class L shareholders of the Funds do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest through reinvestment of dividends and distributions. The Class L shares of the Funds are currently closed to all investors except in the limited circumstances set forth in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Exchange Privileges. Class L shares of each of the Acquired Fund and the Acquiring Fund may be exchanged for shares of the same class of any Morgan Stanley Multi-Class Fund, if available, or for shares of any Morgan Stanley Money Market Fund or for Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee.

Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee). Upon consummation of the Reorganization, the foregoing exchange privileges will apply to Stockholders of the Combined Fund; however, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase.

Each Fund provides telephone exchange privileges to its Stockholders. For greater details relating to exchange privileges applicable to the Acquiring Fund, see the section entitled "Shareholder Information—Exchange Privilege" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Class I Shares of Acquired Fund/Class I Shares of Acquiring Fund

Minimum Investments. Class I shares of each of the Acquired Fund and the Acquiring Fund are offered only to investors meeting an initial investment minimum of $5,000,000. If the value of an investor's account falls below the minimum initial investment amount for Class I shares as a result of share redemptions or if such investor no longer meets one of the waiver criteria, the investor's account may be subject to involuntary conversion (to another class of shares offered by the Acquired Fund or Acquiring Fund, as applicable (if an account meets the minimum investment amount for such class)) or involuntary redemption. Stockholders will be notified prior to any such conversion or redemption. For further information relating to minimum investment requirements for Class I shares of the Acquiring Fund, please see the section entitled "Shareholder Information—Minimum Investment Amounts" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Sales Charges. Class I shares of each of the Acquired Fund and Acquiring Fund are not subject to either an initial sales charge or a CDSC.

Exchange Privileges. Class I shares of each of the Acquired Fund and the Acquiring Fund may be exchanged for shares of the same class of any Morgan Stanley Multi-Class Fund, if available, or for shares of a Morgan Stanley Money Market Fund or for Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee.

Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee). Upon consummation of the Reorganization, the foregoing exchange privileges will apply to Stockholders of the Combined Fund; however, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase.

Each Fund provides telephone exchange privileges to its Stockholders. For greater details relating to exchange privileges applicable to the Acquiring Fund, see the section entitled "Shareholder Information—Exchange Privilege" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

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Class IS Shares of Acquired Fund/Class IS Shares of Acquiring Fund

Minimum Investments. Class IS shares of each of the Acquired Fund and the Acquiring Fund are offered only to investors meeting an initial investment minimum of $10,000,000 and are available only to limited categories of investors. If the value of an investor's account falls below the minimum initial investment amount for Class IS shares as a result of share redemptions or if such investor no longer meets one of the waiver criteria, the investor's account may be subject to involuntary conversion (to another class of shares offered by the Acquired Fund or Acquiring Fund, as applicable (if an account meets the minimum investment amount for such class)) or involuntary redemption. Stockholders will be notified prior to any such conversion or redemption. For further information relating to minimum investment requirements for Class IS shares of the Acquiring Fund, please see the section entitled "Shareholder Information—Minimum Investment Amounts" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Sales Charges. Class IS shares of each of the Acquired Fund and Acquiring Fund are not subject to either an initial sales charge or a CDSC.

Exchange Privileges. Class IS shares of each of the Acquired Fund and the Acquiring Fund may be exchanged for shares of the same class of any Morgan Stanley Multi-Class Fund, if available, or for shares of a Morgan Stanley Money Market Fund or for Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee.

Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee). Upon consummation of the Reorganization, the foregoing exchange privileges will apply to Stockholders of the Combined Fund; however, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase.

Each Fund provides telephone exchange privileges to its Stockholders. For greater details relating to exchange privileges applicable to the Acquiring Fund, see the section entitled "Shareholder Information—Exchange Privilege" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Dividends. Each Fund declares dividends separately for each of its classes. It is the policy of each of the Acquired Fund and the Acquiring Fund to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

PRINCIPAL RISK FACTORS

The principal risks of investing in the Acquiring Fund are similar to those of investing in the Acquired Fund. The value of an investment in each Fund is based on the market prices of the securities such Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments.

Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the each Fund invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region

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will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, each Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which a Fund's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Liquidity. Each Fund's investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If a Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of the Acquiring Fund, see "Details of the Portfolios—Global Opportunity Portfolio—Risks," and "Additional Information About the Portfolios' Investment Strategies and Related Risks" in the Acquiring Fund's Prospectus attached hereto as Exhibit B. For a more complete discussion of the risks of the Acquired Fund, see "Details of the Portfolios—Opportunity Portfolio—Risks," and "Additional Information About the Portfolios' Investment Strategies and Related Risks" in the Acquired Fund Prospectus, incorporated herein by reference.

VOTING INFORMATION

Record Date

The Board has fixed the close of business on July 24, 2015 as the record date (the "Record Date") for the determination of Stockholders of the Acquired Fund entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 9,992,627 shares of the Acquired Fund issued and outstanding.

Quorum

Stockholders of record as of the close of business on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. Stockholders of each class of the Acquired Fund will vote together as a single class in connection with the Reorganization Agreement. The holders of record of one-third of the shares of the Acquired Fund issued and outstanding and entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization is not obtained at the Meeting, the persons named as Proxies or any officer presiding at, or acting as Secretary of, the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of the Acquired Fund present in person or by Proxy at the Meeting. Where an adjournment is proposed because the necessary quorum to transact business is not obtained at the Meeting, the persons named as Proxies will vote in favor of such adjournment provided that such persons named as Proxies determine that such adjournment and additional solicitation is reasonable and in the interests of Stockholders based on all relevant factors, including the nature of the proposal, the percentage of Stockholders present, the nature of the proposed solicitation activities and the nature of the reasons for the further solicitation. Where an adjournment is proposed because the vote required to approve or reject the Reorganization is not obtained at the Meeting, the persons named as Proxies will vote in favor of such

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adjournment those Proxies which they are entitled to vote in favor of the Reorganization and will vote against any such adjournment those Proxies required to be voted against the Reorganization. Abstentions will not be voted either for or against any such adjournment.

Voting Procedures

The enclosed form of Proxy for the Acquired Fund, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Reorganization unless a choice is indicated to vote against or to abstain from voting on the Reorganization. If a Stockholder executes and returns a Proxy but fails to indicate how the votes should be cast, the Proxy will be voted in favor of the Reorganization. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Stockholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

Proxies from Stockholders may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Morgan Stanley Institutional Fund, Inc., 522 Fifth Avenue, New York, NY 10036; (ii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted); or (iii) attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself revoke a Proxy; a Stockholder may attend the Meeting in person to revoke a previously provided Proxy and to authorize Proxies to vote their shares in accordance with their new instructions.

Stockholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the Proxy Card or on the Voting Information Card accompanying this Proxy Statement and Prospectus. To vote by Internet or by telephone, Stockholders can access the website or call the toll-free number listed on the Proxy Card or noted in the enclosed voting instructions. To vote by touchtone telephone, Stockholders will need the number that appears on the Proxy Card. In certain instances, a proxy solicitor may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders' identities, to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Stockholder should vote on any proposal other than to refer to the recommendations of the Board. Stockholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize Proxies to vote their shares in accordance with their instructions. To ensure that Stockholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Stockholder's vote may be taken by telephone, each Stockholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed Proxy Card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by Proxy Card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by Stockholders.

Expenses of Solicitation

Proxies will be solicited primarily by mailing this Proxy Statement and Prospectus and its enclosures. In addition to the solicitation of Proxies by mail, employees of MSIM and its affiliates, without additional compensation, may solicit proxies in person or by telephone, facsimile or oral communication. The Company, on behalf of the Acquired Fund, may retain Computershare Fund Services, a professional proxy solicitation firm, to assist with any necessary solicitation of Proxies. The estimated cost of additional telephone solicitation by Computershare Fund Services is approximately $82,000. The expenses of the Reorganization, including the cost of printing, filing and proxy solicitation (including the aforementioned cost of additional telephone solicitation by Computershare Fund Services) and legal and accounting expenses, are expected to be approximately $315,500, which will be borne by the Acquired Fund.

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Vote Required

Approval of the Reorganization by Stockholders requires the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Acquired Fund, or (2) 67% or more of the shares of the Acquired Fund represented at the Meeting if the holders of more than 50% of the outstanding shares of the Acquired Fund are present or represented by Proxy. Abstentions are not considered votes "FOR" the Reorganization at the Meeting. As a result, abstentions have the same effect as a vote against the Reorganization because approval of the Reorganization requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

If the Reorganization is not approved by Stockholders of the Acquired Fund, the Acquired Fund will continue in existence and the Board will consider alternative actions for such Fund.

PERFORMANCE INFORMATION

For a discussion of the Acquiring Fund's performance information, see "Portfolio Summary—Global Opportunity Portfolio—Performance Information" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

THE REORGANIZATION

The Board's Considerations

The Board, including the Independent Board Members, unanimously declared advisable and approved the Reorganization on behalf of the Acquired Fund and determined to recommend that Stockholders of the Acquired Fund approve the Reorganization. In connection with the Board's review of the Reorganization, MSIM advised the Board about a variety of matters, including, but not limited to:

1.  the similarities of the investment objectives, policies and risks of the Acquiring Fund as compared to the Acquired Fund;

2.  the continuity of the portfolio management teams;

3.  the asset base of the Acquiring Fund as compared to the Acquired Fund;

4.  the current and future sales and asset growth potential of the Acquiring Fund as compared to the Acquired Fund;

5.  the potential for broader distribution opportunities of the Acquiring Fund as compared to the Acquired Fund due to the expected scale of the Combined Fund and the strong long-term performance track record;

6.  that the Acquiring Fund's global mandate will provide additional investment guideline flexibility to seek out investment opportunities on a global basis and expansion of the investable asset universe to a global mandate may offer the potential for better long-term performance;

7.  that, although Stockholders would experience an increase in contractual management fees, the Reorganization is expected to result in the same or lower total operating expenses for Stockholders of the Acquired Fund and stockholders of the Combined Fund as a result of economies of scale and proposed advisory fee waivers and/or expense reimbursements instituted by MSIM for at least two years from the date of the Reorganization or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate;

8.  that, although the Reorganization is expected to result in the same or lower total operating expenses for Stockholders of the Acquired Fund and stockholders of the Combined Fund, the gross total expense ratios of the Acquiring Fund Class I, Class A and Class L shares are higher than those of the Class I, Class A and Class L shares of the Acquired Fund, respectively, and because there is no assurance that the proposed advisory fee waivers and/or expense reimbursements will continue, the total expense ratios of the Combined Fund may be higher in the future;

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9.  that there is expected to be 33% to 50% portfolio turnover as a result of the Reorganization;

10.  the terms and conditions of the Reorganization, which would affect the price of shares to be issued in the Reorganization;

11.  the estimated expenses of the Reorganization, such as the expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, which will be approximately $315,500, all of which will be borne by the Acquired Fund;

12.  the expected tax-free nature of the Reorganization; and

13.  that the ability to use any capital loss carry forwards would not be lost as a result of the Reorganization (although the annual amount of such carry forwards that may be used on an annual basis may be limited as a result of the Reorganization); however, as of December 2014, the Acquired Fund did not have any capital loss carry forwards.

The Board and MSIM discussed the overlap among Morgan Stanley Fund offerings, and the goal of finding a cost effective solution to streamline the Morgan Stanley fund offerings, reducing costs to stockholders and broadening distribution with scalable investment strategies that have superior long-term performance. The Board and MSIM discussed the exchangeability among funds within the Morgan Stanley fund family, the expense caps on the Acquiring Fund and the waivers of sales charges and minimum investment amounts applicable to the Acquiring Fund for Stockholders of the Acquired Fund in connection with the Reorganization. The Board also discussed the market demand for a broader global mandate.

The Board noted that the Acquiring Fund's advisory fee rate is higher than that of the Acquired Fund's advisory fee rate. However, the total net expense ratios of the Combined Fund are projected to be the same (in the case of Class IS Stockholders of the Acquired Fund) or lower (in the case of Class A, Class L and Class I Stockholders of the Acquired Fund) than the total net expense ratios of the Acquired Fund as a result of economies of scale and proposed advisory fee waivers and/or expense reimbursements instituted by MSIM. Specifically, in order to ensure that stockholders of the Combined Fund are not adversely affected by the Reorganization, MSIM has agreed to reduce its advisory fee and/or reimburse the Combined Fund, so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.81% for Class I, 1.23% for Class A, 1.50% for Class L and 0.72% for Class IS. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

The Board also noted that the Acquired Fund's Class L shareholders will receive a significant benefit given that the 12b-1 fee on the Acquiring Fund's Class L shares is being waived down to 0.30% from 0.75% for at least one year from the date of the Reorganization. The 12b-1 expense cap is reviewed on an annual basis and any proposal to change the cap will be submitted to the Board of Directors for approval.

In its deliberations, the Board considered all information it received, as described above, as well as advice and analysis from its counsel. The Board considered the Reorganization and the impact of the Reorganization on the Acquired Fund and its Stockholders. The Board concluded, based on all of the information presented, that the Reorganization is advisable and in the best interest of the Acquired Fund's Stockholders and that stockholders will not be diluted as a result thereof, and decided to recommend that the Acquired Fund's Stockholders approve the Reorganization.

If Stockholders of the Acquired Fund do not approve the Reorganization, the Board will consider other courses of action for the Acquired Fund.

The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

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The Reorganization Agreement provides that (i) the Acquired Fund will transfer substantially all of its assets, including portfolio securities, cash, cash equivalents, securities, commodity and dividend interests, loans and other instruments and dividends or interest or other rights or receivables that are owned by Acquired Fund, and any deferred or prepaid expenses shown as an asset on Acquired Fund's books on the Valuation Date, to the Acquiring Fund on the Closing Date in exchange for the assumption by the Acquiring Fund of all stated liabilities of the Acquired Fund, including, without limitation, all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Acquired Fund prepared by the Treasurer of the Acquired Fund as of the Valuation Date in accordance with generally accepted accounting principles applied consistently with those of Acquired Fund's most recent audited financial statements, and the delivery of the Acquiring Fund Shares; (ii) such Acquiring Fund Shares would be distributed to Stockholders on the Closing Date or as soon as practicable thereafter; (iii) the Acquired Fund would be liquidated and terminated; and (iv) the issued and outstanding shares of the Acquired Fund would be canceled.

The number of Acquiring Fund Shares to be delivered to the Acquired Fund will be determined by dividing the aggregate NAV of each class of shares of the Acquired Fund, acquired by the Acquiring Fund, by the NAV per share of the corresponding class of shares of the Acquiring Fund; these values will be calculated as of the Valuation Date. As an illustration, assume that on the Valuation Date, Class I shares of the Acquired Fund had an aggregate NAV of $100,000. If the NAV per Class I share of the Acquiring Fund were $10 per share at the close of business on the Valuation Date, the number of Class I shares of the Acquiring Fund to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class I shares of the Acquiring Fund would be distributed to the former Class I stockholders of the Acquired Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, the Acquired Fund will distribute pro rata to its Stockholders of record as of the close of business on the Valuation Date, the Acquiring Fund Shares it receives. The Acquiring Fund Shares will be distributed as follows: each of the Class I shares of the Acquiring Fund will be distributed to holders of the Class I shares of the Acquired Fund, each of the Class A shares of the Acquiring Fund will be distributed to holders of Class A shares of the Acquired Fund, each of the Class L shares of the Acquiring Fund will be distributed to holders of Class L shares of the Acquired Fund and each of the Class IS shares of the Acquiring Fund will be distributed to holders of the Class IS shares of the Acquired Fund. The Acquiring Fund will cause its transfer agent to credit and confirm an appropriate number of the Acquiring Fund Shares to each Stockholder.

The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Stockholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by a Fund. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Stockholders, by mutual consent of the Company, on behalf of the Acquiring Fund, and the Acquired Fund. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by April 23, 2016, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

Under the Reorganization Agreement, within one year after the Closing Date, the Acquired Fund shall either pay or make provision for all of its liabilities to former Stockholders of the Acquired Fund that received Acquiring Fund Shares. The Acquired Fund shall be liquidated and terminated following the distribution of the Acquiring Fund Shares to Stockholders of record of the Acquired Fund, and without further notice the outstanding shares of the Acquired Fund will be redeemed and canceled.

The effect of the Reorganization is that Stockholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of the Acquired Fund and reinvest the proceeds in the Acquiring Fund Shares at NAV and without recognition of taxable gain or loss for federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization," if the Acquired Fund recognizes net

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gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carry-forwards, will be distributed to Stockholders prior to the Closing Date and will be taxable to Stockholders.

Stockholders will continue to be able to redeem their shares of the Acquired Funds at NAV next determined after receipt of the redemption request until the close of business on the business day next preceding the Closing Date. Redemption requests received by the Acquired Fund thereafter will be treated as requests for redemption of shares of the Acquiring Fund.

Tax Aspects of the Reorganization

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of the Acquired Fund as capital assets for federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular stockholder or to Stockholders who may be subject to special treatment under federal income tax laws.

Tax Consequences of the Reorganization to Stockholders. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Code.

As a condition to the Reorganization, the Acquired Fund and the Acquiring Fund have requested an opinion of Dechert LLP substantially to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by the Acquired Fund and the Acquiring Fund:

1.  The transfer of substantially all of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of the Acquiring Fund Shares to Stockholders in exchange for their Acquired Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code;

2.  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

3.  No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities or upon the distribution of the Acquiring Fund Shares to Stockholders in exchange for their Acquired Fund Shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

4.  No gain or loss will be recognized by Stockholders upon the exchange of the shares of the Acquired Fund solely for the Acquiring Fund Shares;

5.  The aggregate tax basis for the Acquiring Fund Shares received by each Stockholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Acquired Fund shares surrendered by each such Stockholder in exchange therefor;

6.  The holding period of the Acquiring Fund Shares to be received by each Stockholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such shares in the Acquired Fund were held as capital assets on the date of the Reorganization);

7.  The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets of the Acquired Fund immediately prior to the Reorganization; and

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8.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such period with respect to an asset).

Prior to the closing of the Reorganization, the Acquired Fund will distribute to its stockholders any undistributed income and gains to the extent required to avoid entity level tax or as otherwise deemed desirable. The advice of counsel is not binding on the IRS or the courts and neither the Acquired Fund nor the Acquiring Fund has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

The Acquiring Fund's ability to carry forward and use pre-Reorganization capital losses of either the Acquiring Fund or the Acquired Fund may be limited under the loss limitation rules of Sections 382, 383 and 384 of the Code. First, under Section 384 of the Code, if the Acquiring Fund or the Acquired Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, that gain, to the extent realized within five years following the Reorganization, may not be offset by a carryforward of losses realized prior to the Reorganization (other than a carryforward of that Fund's own losses) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund. Second, a portion of a Fund's pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gains. Third, any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, former shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred. Although these rules are not currently expected to have a significant effect on the Funds or their shareholders, any effect would be determined based on the particular facts and circumstances at the time that the Reorganization takes place.

Stockholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, Stockholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

Description of Shares

The Acquiring Fund Shares to be issued pursuant to the Reorganization Agreement will, when issued in exchange for the consideration therefor, be fully paid and non-assessable by the Acquiring Fund and transferable without restrictions and will have no preemptive rights. For greater details regarding the Acquiring Fund Shares, see "Shareholder Information" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Capitalization Tables (unaudited)

The following tables set forth the capitalization of the Acquired Fund as of April 30, 2015 and the Acquiring Fund on a pro forma combined basis as if the Reorganization had occurred on that date:

MSIF Opportunity Portfolio (Acquired Fund)	Class I	Class A	Class L	Class IS	Total
Net Assets	$9,630,307	$190,645,455	$30,505,242	$12,155	$230,793,159
Pro Forma Adjustments+	$(13,165)	$(260,617)	$(41,701)	$(17)	$(315,500)
Net Assets minus Pro Forma Adjustments	$9,617,142	$190,384,838	$30,463,541	$12,138	$230,477,659
Shares Outstanding	405,034	8,155,628	1,501,202	510	10,062,374
Net Asset Value Per Share	$23.74	$23.34	$20.29	$23.78	—

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MSIF Global Opportunity Portfolio (Acquiring Fund)	Class I	Class A	Class L	Class IS	Total
Net Assets	$26,930,041	$24,758,001	$3,111,037	$12,611	$54,811,690
Shares Outstanding	1,718,850	1,609,158	204,058	805	3,532,871
Net Asset Value Per Share	$15.67	$15.39	$15.25	$15.68	—
Pro Forma Combined Fund (MSIF Global Opportunity Portfolio)	Class I	Class A	Class L	Class IS	Total
Net Assets	$36,547,183	$215,142,839	$33,574,578	$24,749	$285,289,349
Shares Outstanding	2,332,579	13,979,842	2,201,668	1,578	18,515,667
Net Asset Value Per Share	$15.67	$15.39	$15.25	$15.68	—

+  Reflects the charge for estimated Reorganization expenses of $13,165, $260,617, $41,701 and $17 by Class I shares, Class A shares, Class L shares and Class IS shares, respectively, of the Acquired Fund.

Appraisal Rights

Stockholders will have no appraisal rights in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objectives of the Acquired Fund and the Acquiring Fund are set forth in the table below:

	MSIF Opportunity Portfolio (Acquired Fund)	MSIF Global Opportunity Portfolio (Acquiring Fund)
Investment Objective	• seeks long-term capital appreciation	• seeks long-term capital appreciation
	• the Acquired Fund's investment objective is non-fundamental and may be changed by the Company's Board of Directors without stockholder approval, but no change is anticipated	• the Acquiring Fund's investment objective is non-fundamental and may be changed by the Company's Board of Directors without stockholder approval, but no change is anticipated

MSIF Opportunity Portfolio (Acquired Fund)

Under normal market conditions, the Adviser seeks to achieve the Acquired Fund's investment objective by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Adviser seeks companies with the potential for strong free cash flow generation and that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal market conditions, the Acquired Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. This policy may be changed without shareholder approval; however, shareholders will be notified in writing of any changes.

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The Acquired Fund's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Acquired Fund may also invest in foreign securities, which may include emerging market securities. The Acquired Fund may invest in privately placed and restricted securities.

The Acquired Fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

MSIF Global Opportunity Portfolio (Acquiring Fund)

Under normal market conditions, the Adviser seeks to achieve the Acquiring Fund's investment objective by investing primarily in established and emerging companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Adviser seeks companies with the potential for strong free cash flow generation and that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Acquiring Fund's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Acquiring Fund may invest in privately placed and restricted securities.

The Acquiring Fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Investment Restrictions

The investment restrictions adopted by the Acquired Fund and Acquiring Fund as fundamental policies are the same. The Acquiring Fund's investment restrictions are summarized under the caption "Investment Limitations" in the Company's Statement of Additional Information, dated April 30, 2015, as it may be amended and supplemented from time to time, with respect to the Acquiring Fund. The Acquired Fund's investment restrictions are summarized under the caption "Investment Limitations" in the Company's Statement of Additional Information, dated April 30, 2015, as may be amended and supplemented from time to time, with respect to the Acquired Fund.

A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, which is defined by the 1940 Act as the lesser of (i) at least 67% of the voting securities of a fund or portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund or portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a fund or portfolio.

There are no differences in the investment restrictions adopted by the Funds as fundamental policies.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND

General

For a discussion of the organization and operation of the Acquiring Fund, see "Portfolio Summary—Global Opportunity Portfolio," "Details of the Portfolios—Global Opportunity Portfolio" and "Fund Management" in the Acquiring Fund's Prospectus attached hereto as Exhibit B. For a discussion of the organization and operation of the Company, see "General Information—Fund History" in the Company's Statement of Additional Information relating to the Acquiring Fund.

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For a discussion of the organization and operation of the Acquired Fund, see "Portfolio Summary—Opportunity Portfolio," "Details of the Portfolios—Opportunity Portfolio" and "Fund Management" in the Acquired Fund Prospectus.

Rights of Acquired Fund Stockholders and Acquiring Fund Stockholders

Each of the Acquiring Fund and the Acquired Fund is organized as a separate portfolio of the Company, a Maryland corporation that is governed by its Charter, as amended and supplemented, Amended and Restated By-Laws, as may be amended from time to time, and Maryland law. Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the Commission thereunder.

Consistent with Maryland law, the Company's Board of Directors, on behalf of the Acquired Fund and the Acquiring Fund, has authorized the issuance of a specific number of shares of stock, although the organizational documents authorize such Board of Directors to increase or decrease, from time to time, as it considers necessary, the aggregate number of shares of stock or the number of shares of stock of any class which the Company has the authority to issue. The Company's organizational documents allow the Board of Directors to create one or more separate investment portfolios and to establish a separate series or classes of shares for each portfolio, and to further subdivide the shares of any series into one or more classes.

Neither the Charter, as amended and supplemented, nor the Amended and Restated By-Laws of the Company contain specific provisions regarding the personal liability of stockholders. However, under the Maryland General Corporation Law, stockholders of a Maryland corporation generally will not be held personally liable for the acts or obligations of the corporation, except that a stockholder may be liable to the extent that (i) consideration for the shares has not been paid, (ii) the stockholder knowingly accepts a distribution in violation of the charter or Maryland law, or (iii) the stockholder receives assets of the corporation upon its liquidation and the corporation is unable to meet its debts and obligations, in which case the stockholder may be liable for such debts and obligations to the extent of the assets received in the distribution.

Neither Fund is required, and neither Fund anticipates, holding annual meetings of its Stockholders. The Company has certain mechanics whereby stockholders can call a special meeting of each Fund. Stockholders generally have the right to approve investment advisory agreements, elect directors, change fundamental investment policies, ratify the selection of independent auditors and vote on other matters required by law or the organizational documents of the Company or deemed desirable by the Board of Directors.

The business of the Acquiring Fund and the Acquired Fund is supervised by the Board of the Company. For the Company, Director vacancies generally may be filled by approval of a majority of the directors then in office subject to provisions of the 1940 Act. The term of a Director lasts until the election of such person's successor, or until such person's earlier resignation, removal or death. Directors of the Company may be removed with or without cause by vote of a majority of the shares present in person or by proxy at a meeting, provided a quorum is present.

The foregoing is only a summary of applicable law and the Company's organizational documents. It is not intended to be a complete list of relevant provisions and Stockholders should refer to the provisions of the Company's organizational documents for a more thorough comparison. Such documents are filed as part of the Company's registration statements with the Commission, and Stockholders may obtain copies of such documents as described herein.

Financial Information

For certain financial information about each Fund, see "Financial Highlights" with respect to such Fund in its respective prospectus.

Stockholder Proposals

The Funds are not required and do not intend to hold regular stockholder meetings unless stockholder action is required in accordance with the 1940 Act. Stockholders who would like to submit proposals for consideration at future stockholder meetings of the Acquired Fund (in the event the Reorganization is not completed) or the Acquiring

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Fund should send written proposals to Mary E. Mullin, Secretary, 522 Fifth Avenue, New York, NY 10036. To be considered for presentation at a stockholders' meeting, rules promulgated by the Commission require that, among other things, a stockholder's proposal must be received at the offices of the Company within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included in the proxy materials for a meeting.

Management

For information about the Board of Directors, MSIM and the Distributor of both the Acquiring Fund and the Acquired Fund, see "Fund Management" in the Acquiring Fund's Prospectus attached hereto as Exhibit B and "Management of the Fund" and "Investment Advisory and Other Services" in the Company's Statement of additional information.

Description of Shares and Stockholder Inquiries

For a description of the nature and most significant attributes of shares of the Acquiring Fund, and information regarding stockholder inquiries, see "General Information" in the Company's Statement of Additional Information as well as "Shareholder Information" and "Where to Find Additional Information" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

For a description of the nature and most significant attributes of shares of the Acquired Fund, and information regarding Stockholder inquiries, see "General Information" in the Company's Statement of Additional Information as well as "Shareholder Information" and "Where to Find Additional Information" in the Acquired Fund's Prospectus.

Dividends, Distributions and Taxes

For a discussion of the Acquiring Fund's policies with respect to dividends, distributions and taxes, see "Shareholder Information—Dividends and Distributions" and "—Taxes" in the Acquiring Fund's Prospectus attached hereto as Exhibit B, "General Information" and "Taxes" in the Company's Statement of Additional Information, and the discussions herein under "Synopsis—Comparison of the Acquired Fund and Acquiring Fund—Dividends," "Synopsis—Tax Consequences of the Reorganization" and "The Reorganization—Tax Aspects of the Reorganization."

For a discussion of the Acquired Fund's policies with respect to dividends, distributions and taxes, see "Shareholder Information—Dividends and Distributions" and "—Taxes" in the Acquired Fund's Prospectus, "General Information" and "Taxes" in the Company's Statement of Additional Information, and the discussions herein under "Synopsis—Comparison of the Acquired Fund and Acquiring Fund—Dividends," "Synopsis—Tax Consequences of the Reorganization" and "The Reorganization—Tax Aspects of the Reorganization."

Purchases, Exchanges and Redemptions

For a discussion of how the Acquiring Fund's shares may be purchased, exchanged and redeemed, as applicable, see "Shareholder Information—How To Purchase Portfolio Shares" and "—How To Redeem Portfolio Shares" in the Acquiring Fund's Prospectus, "Purchase and Redemption of Shares" in the Company's Statement of Additional Information, and the discussion herein under "Synopsis—Comparison of Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions."

For a discussion of how the Acquired Fund's shares may be purchased, exchanged and redeemed, as applicable, see "Shareholder Information—How To Purchase Portfolio Shares" and "—How To Redeem Portfolio Shares" in the Acquired Fund's Prospectus, "Purchase and Redemption of Shares" in the Company's Statement of Additional Information, and the discussion herein under "Synopsis—Comparison of Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions."

For a discussion of the Acquiring Fund's policies with respect to frequent purchases and redemptions, see "Shareholder Information—Frequent Purchases and Redemptions of Shares" in the Acquiring Fund's Prospectus. For a discussion of the Acquired Fund's policies with respect to frequent purchases and redemptions, see "Shareholder Information—Frequent Purchases and Redemptions of Shares" in the Acquired Fund's Prospectus.

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SHARE INFORMATION

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of the Acquired Fund as of July 24, 2015:

Stockholder	Percentage of Outstanding Shares
Class I
First Clearing, LLC	35.23%
Nationwide Trust Company	16.54%
FIIOC FBO Frog Design Inc. Savings and Profit Sharing Plan	9.97%
Morgan Stanley & Co. LLC	8.81%
Fifth Third Bank	5.44%
Class A
Morgan Stanley & Co. LLC	18.68%
Pershing LLC	6.50%
National Financial Services LLC	6.49%
First Clearing, LLC	6.44%
BNY Mellon Investment Servicing (US) Inc. FBO Primerica Financial Services	5.01%
Class L
Morgan Stanley & Co. LLC	29.91%
First Clearing, LLC	10.22%
Merrill Lynch Pierce Fenner & Smith	7.59%
National Financial Services LLC	6.80%
Class IS
Morgan Stanley Investment Management	100.00%

As of July 24, 2015, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of the Acquired Fund.

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The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of the Acquiring Fund as of July 24, 2015:

Stockholder	Percentage of Outstanding Shares
Class C
First Clearing, LLC	34.34%
Morgan Stanley & Co. LLC	5.64%
Class I
Morgan Stanley & Co. LLC	37.66%
Morgan Stanley Investment Management	17.59%
LPL Financial	12.13%
Raymond James	6.58%
First Clearing, LLC	6.30%
Pershing LLC	6.16%
UBS WM USA	5.08%
National Financial Services LLC	5.03%
Class A
National Financial Services LLC	50.21%
Morgan Stanley & Co. LLC	18.52%
Raymond James	9.25%
Charles Schwab & Co., Inc.	6.51%
Class L
Morgan Stanley & Co. LLC	60.33%
National Financial Services LLC	8.26%
Pershing LLC	7.15%
Class IS
Morgan Stanley Investment Management	100.00%

As of July 24, 2015, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of the Acquiring Fund.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the Acquiring Fund and the Acquired Fund, each for the fiscal year ended December 31, 2014, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Ernst & Young LLP, the Acquiring Fund's and Acquired Fund's independent registered public accounting firm. Each set of audited financial statements is incorporated herein by reference in reliance upon such reports given upon the authority of said independent registered public accounting firms as experts in accounting and auditing.

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LEGAL MATTERS

Certain legal matters concerning the issuance of the Acquiring Fund Shares will be passed upon by Dechert LLP, New York, NY. Such firm will rely on Maryland counsel as to certain matters of Maryland law.

AVAILABLE INFORMATION

Additional information about each Fund is available, as applicable, in the following documents which are incorporated herein by reference: (i) the Prospectus of the Acquiring Fund, dated April 30, 2015, attached to this Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 137 to the Company's Registration Statement on Form N-1A (File Nos. 033-23166; 811-05624); (ii) the Prospectus of the Acquired Fund, dated April 30, 2015, which Prospectus forms a part of Post-Effective Amendment No. 137 to the Company's Registration Statement on Form N-1A (File Nos. 033-23166; 811-05624); and (iii) the Acquiring Fund's and the Acquired Fund's Annual Report for the fiscal year ended December 31, 2014.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, files reports and other information with the Commission. Proxy materials, reports and other information about the Funds which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about the Funds and the Company are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-1520.

OTHER BUSINESS

Management of the Acquired Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the Proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the Proxy to vote this Proxy in accordance with their judgment on such matters.

  By Order of the Board of Directors,

  Mary E. Mullin
  Secretary

July 30, 2015

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Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of April 23, 2015, by and between MORGAN STANLEY INSTITUTIONAL FUND, INC. (the "Company"), a Maryland corporation, on behalf of the Global Opportunity Portfolio ("Acquiring Fund"), and the Company, on behalf of the Opportunity Portfolio ("Acquired Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" and the transactions described in this Agreement are intended to be governed by Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Acquiring Fund of substantially all of the assets of Acquired Fund in exchange for (i) the assumption by Acquiring Fund of all stated liabilities of Acquired Fund and (ii) the issuance by Acquiring Fund of shares of common stock, par value $0.001 per share (the "Acquiring Fund Shares"), to be distributed, after the Closing Date hereinafter referred to, to the stockholders of Acquired Fund ("Acquired Fund Stockholders") in liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  The Reorganization and Liquidation of Acquired Fund

1.1.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company, on behalf of the Acquired Fund, agrees to transfer the Acquired Fund Assets (as defined in paragraph 1.2) to Acquiring Fund, and the Company, on behalf of Acquiring Fund, agrees in exchange therefor to assume all of Acquired Fund's stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Acquired Fund the number of full and fractional Acquiring Fund Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

1.2.  (a)  The "Acquired Fund Assets" shall consist of all property, including without limitation, all cash, cash equivalents, securities, commodity and dividend interests, loans and other instruments and dividends or interest or other rights or receivables that are owned by Acquired Fund, and any deferred or prepaid expenses shown as an asset on Acquired Fund's books on the Valuation Date (as defined in paragraph 2.1), prepared in accordance with generally accepted U.S. accounting principles ("GAAP") applied consistently with those of Acquired Fund's most recent audited financial statements.

  (b)  On or prior to the Valuation Date, the Company, on behalf of the Acquired Fund, will provide Acquiring Fund with a list of all of Acquired Fund's assets to be transferred to Acquiring Fund and a list of the stated liabilities to be assumed by Acquiring Fund pursuant to this Agreement. The Company, on behalf of the Acquired Fund, reserves the right to sell any of the securities on such list but will not, without the prior approval of the Company, on behalf of Acquiring Fund, acquire any additional securities other than securities of the type in which Acquiring Fund is permitted to invest and in amounts agreed to in writing by the Company, on behalf of Acquiring Fund. The Company, on behalf of Acquiring Fund, will, within a reasonable time prior to the Valuation Date, furnish Acquired Fund with a statement of Acquiring Fund's investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Acquiring Fund's investment objective, policies and restrictions. In the event that Acquired Fund holds any investments that Acquiring Fund is not permitted to hold, Acquired Fund will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Acquired Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Acquiring Fund with respect to such investments, Acquired Fund if requested by the Company, on behalf of Acquiring Fund, will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3.  The Company, on behalf of the Acquired Fund, will endeavor to discharge all of Acquired Fund's liabilities and obligations on or prior to the Valuation Date. The Company, on behalf of Acquiring Fund, will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Acquired Fund prepared by the Treasurer of Acquired Fund as of the Valuation Date in accordance with GAAP applied consistently with those of Acquired Fund's most recent audited financial statements.

1.4.  In order for Acquired Fund to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, the Company, on behalf of the Acquired Fund, will on or before the Closing Date (a) declare a dividend in an amount large enough so that Acquired Fund will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividends.

1.5.  On the Closing Date or as soon as practicable thereafter, the Company, on behalf of the Acquired Fund, will distribute Acquiring Fund Shares received by Acquired Fund pursuant to paragraph 1.1 pro rata to the Acquired Fund Stockholders. The Acquiring Fund Shares will be distributed as follows: each of the Class I shares of Acquiring Fund will be distributed to holders of Class I shares of Acquired Fund, each of the Class A shares of Acquiring Fund will be distributed to holders of Class A shares of Acquired Fund, each of the Class L shares of Acquiring Fund will be distributed to holders of Class L shares of Acquired Fund and each of the Class IS shares of Acquiring Fund will be distributed to the holders of Class IS shares of Acquired Fund. Such distribution will be accomplished by an instruction, signed by The Company's Secretary, on behalf of Acquired Fund, to transfer Acquiring Fund Shares then credited to Acquired Fund's account on the books of Acquiring Fund to open accounts on the books of Acquiring Fund in the names of the Acquired Fund Stockholders and representing the respective pro rata number of Acquiring Fund Shares due such Acquired Fund stockholders. All issued and outstanding shares of Acquired Fund simultaneously will be canceled on Acquired Fund's books.

1.6.  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Fund's current Prospectus, as supplemented, and the Company's Statement of Additional Information.

1.7.  Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of Acquiring Fund Shares on Acquired Fund's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Acquiring Fund Shares are to be issued and transferred.

1.8.  Any reporting responsibility of Acquired Fund is and shall remain the responsibility of Acquired Fund up to and including the date on which Acquired Fund is liquidated and terminated pursuant to paragraph 1.9.

1.9.  Within one year after the Closing Date, the Company, on behalf of the Acquired Fund, shall pay or make provision for the payment of all Acquired Fund's liabilities and taxes. If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to stockholders of Acquired Fund, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Acquired Fund for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Acquired Fund shall be terminated following the making of all distributions pursuant to paragraph 1.5.

1.10.  Copies of all books and records maintained on behalf of Acquired Fund in connection with its obligations under the Investment Company Act of 1940, as amended (the "1940 Act"), the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Acquiring Fund or their designee, and Acquiring Fund or its designee shall comply with applicable record retention requirements to which Acquired Fund is subject under the 1940 Act.

2.  Valuation

2.1.  The value of the Acquired Fund Assets shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on the business day immediately preceding the Closing Date and after the payment of any distributions or other amounts by Acquired Fund or at such time on such earlier or later date as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), all in accordance with the valuation procedures that have been duly adopted by the Company, as well as Acquiring Fund's then current Prospectus, as supplemented, and the Company's Statement of Additional Information, and customary procedures for determining the net asset value of a share of an open-end investment company that is registered under the 1940 Act.

2.2.  The net asset value of an Acquiring Fund Share shall be determined by Acquiring Fund in the manner described in the Company's valuation procedures as well as Acquiring Fund's then current Prospectus, as supplemented, and the Company's Statement of Additional Information.

2.3.  The number of Acquiring Fund Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Acquired Fund shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Acquiring Fund (determined in accordance with paragraph 2.2).

2.4.  All computations of value shall be made by Boston Financial Data Services, Inc. ("BFDS") in accordance with its regular practice in pricing Acquiring Fund. The Company, on behalf of Acquiring Fund, shall cause BFDS to deliver a copy of Acquiring Fund's valuation report at the Closing.

3.  Closing and Closing Date

3.1.  The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

3.2.  Portfolio securities held by Acquired Fund and represented by a certificate or other written instrument shall be presented by it or on its behalf to State Street Bank and Trust Company (the "Custodian"), as custodian for Acquiring Fund, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Acquired Fund to the Custodian for the account of Acquiring Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "State Street Bank and Trust Company, Custodian for Morgan Stanley Institutional Fund, Inc."

3.3.  In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both the Company, on behalf of Acquiring Fund, and the Company, on behalf of the Acquired Fund, accurate appraisal of the value of the net assets of Acquiring Fund or the Acquired Fund Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4.  If requested, the Company, on behalf of the Acquired Fund, shall deliver to the Company, on behalf of Acquiring Fund, or its designee (a) at the Closing, a list, certified by the Company's Secretary, on behalf of the Acquired Fund, of the names, addresses and taxpayer identification numbers of the Acquired Fund Stockholders and the number and percentage ownership of outstanding Acquired Fund shares owned by each such Acquired Fund Stockholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Company, on behalf of Acquiring Fund, shall issue and deliver to such Secretary a confirmation evidencing delivery of Acquiring Fund Shares to be credited on the Closing Date to Acquired Fund or provide evidence satisfactory to Acquired Fund that such Acquiring Fund Shares have been credited to Acquired Fund's account on the books of Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  Covenants of Acquiring Fund and Acquired Fund

4.1.  Except as otherwise expressly provided herein, the Company, on behalf of the Acquired Fund, and the Company, on behalf of Acquiring Fund, will operate in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2.  The Company will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Acquiring Fund Shares ("Registration Statement"). The Company, on behalf of the Acquired Fund, will provide the Proxy Materials as described in paragraph 4.3 below for inclusion in the Registration Statement. The Company, on behalf of Acquiring Fund, and the Company, on behalf of the Acquired Fund, agree that each of Acquired Fund and Acquiring Fund will further provide such other information and documents as are reasonably necessary for the preparation of the Registration Statement.

4.3.  The Company, on behalf of the Acquired Fund, will call a meeting of Acquired Fund Stockholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. The Company, on behalf of the Acquired Fund, will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Company, on behalf of Acquiring Fund, will furnish Acquired Fund with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials.

4.4.  The Company, on behalf of the Acquired Fund, will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

4.5.  Subject to the provisions of this Agreement, the Company, on behalf of Acquiring Fund, and the Company, on behalf of the Acquired Fund, covenants that each respective Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6.  The Company, on behalf of the Acquired Fund, shall furnish or cause to be furnished to Acquiring Fund within 30 days after the Closing Date a statement of Acquired Fund's assets and liabilities as of the Closing Date, which statement shall be certified by the Company's Treasurer, on behalf of the Acquired Fund, and shall be in accordance with GAAP applied consistently with those of Acquired Fund's most recent audited financial statements. As promptly as practicable, but in any case within 60 days after the Closing Date, the Company, on behalf of the Acquired Fund, shall furnish Acquiring Fund, in such form as is reasonably satisfactory to Acquiring Fund, a statement certified by Acquired Fund's Treasurer of Acquired Fund's earnings and profits for federal income tax purposes that will be carried over to Acquiring Fund pursuant to Section 381 of the Code.

4.7.  As soon after the Closing Date as is reasonably practicable, the Company (a) shall prepare and file all federal and other tax returns and reports of Acquired Fund required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8.  The Company agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue Acquiring Fund's operations after the Closing Date.

5.  Representations and Warranties

5.1.  The Company, on behalf of Acquiring Fund, represents and warrants to Acquired Fund, as follows:

  (a)  Acquiring Fund is a series of the Company, a validly existing Maryland corporation with full power to carry on its business as presently conducted;

  (b)  The Company is a duly registered, open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Acquiring Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquiring Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  The current Prospectus of Acquiring Fund and Statement of Additional Information of the Company conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

  (e)  The Company is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of its Articles of Incorporation or By-Laws, each as amended, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound;

  (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, Acquiring Fund or any of their properties or assets which, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and the Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (g)  The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights for its last completed fiscal year, audited by Ernst & Young LLP (copies of which will be furnished to Acquired Fund), fairly present, in all material respects, Acquiring Fund's financial condition as of such date in accordance with GAAP, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Acquiring Fund (contingent or otherwise) not disclosed therein that would be required in accordance with GAAP to be disclosed therein;

  (h)  All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

  (i)  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Company, and this Agreement constitutes a valid and binding obligation of

Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquiring Fund's performance of this Agreement;

  (j)  Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of the Acquired Fund Stockholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

  (k)  All material federal and other tax returns and reports of Acquiring Fund required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (l)  For each taxable year since its inception, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of the Company's obligations with respect to Acquiring Fund under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquiring Fund to continue to meet the requirements of Subchapter M of the Code;

  (m)  Since December 31, 2013, there has been no change by the Company in accounting methods, principles, or practices, including those required by GAAP;

  (n)  The information furnished or to be furnished by the Company on behalf of Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

  (o)  The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2.  The Company, on behalf of the Acquired Fund, represents and warrants to the Company, on behalf of Acquiring Fund as follows:

  (a)  Acquired Fund is a series of the Company, a validly existing Maryland corporation with full power to carry on its business as presently conducted;

  (b)  Acquired Fund is a duly registered, open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Acquired Fund have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Acquired Fund are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquired Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  The current Prospectus, as supplemented, of Acquired Fund and Statements of Additional Information of the Company conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

  (e)  The Company is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of its Articles of Incorporation or By-Laws, each as amended, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund is a party or by which it is bound;

  (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company or any of its properties or assets which, if adversely determined, would materially and adversely affect Acquired Fund's financial condition or the conduct of its business; and The Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (g)  The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Acquired Fund for its last completed fiscal year, audited by Ernst & Young LLP (copies of which have been or will be furnished to Acquiring Fund) fairly present, in all material respects, Acquired Fund's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with GAAP, and as of such date there were no known liabilities of Acquired Fund (contingent or otherwise) not disclosed therein that would be required in accordance with GAAP to be disclosed therein;

  (h)  Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

  (i)  All issued and outstanding shares of Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of Acquired Fund Stockholders submitted to Acquiring Fund pursuant to paragraph 3.4;

  (j)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company, on behalf of the Acquired Fund, and subject to the approval of Acquired Fund Stockholders, this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with the Company's performance of this Agreement;

  (k)  All material federal and other tax returns and reports of Acquired Fund required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (l)  For each taxable year since its inception, Acquired Fund has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of Acquired Fund's obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquired Fund to continue to meet the requirements of Subchapter M of the Code for its final taxable year ending on the Closing Date;

  (m)  At the Closing Date, Acquired Fund will have good and valid title to the Acquired Fund Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Acquired Fund which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, the Company, on behalf of Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act

  (n)  On the effective date of the Registration Statement, at the time of the meeting of Acquired Fund Stockholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Acquiring Fund Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Acquired Fund for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

  (o)  The Company, on behalf of the Acquired Fund, will, on or prior to the Valuation Date, declare one or more dividends or other distributions to Acquired Fund Stockholders that, together with all previous dividends and other distributions to stockholders, shall have the effect of distributing to the stockholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

  (p)  The Company, on behalf of the Acquired Fund, has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

  (q)  The Company, on behalf of the Acquired Fund, is not acquiring Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.  Conditions Precedent to Obligations of Acquired Fund

The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company, on behalf of Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1.  All representations and warranties of the Company made on behalf of Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2.  The Company, on behalf of Acquiring Fund, shall have delivered to the Company, on behalf of the Acquired Fund, a certificate of the Company's President and Treasurer, in a form reasonably satisfactory to Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Acquired Fund, shall reasonably request;

6.3.  The Company, on behalf of the Acquired Fund, shall have received a favorable opinion from Dechert LLP, counsel to Acquiring Fund, dated as of the Closing Date, to the effect that:

  (a)  The Company is validly existing as a corporation under the laws of the State of Maryland (Maryland counsel may be relied upon in delivering such opinion); (b) the Company has the requisite corporate power to own its properties and assets and to carry on its business as described in its charter (Maryland counsel may be relied upon in delivering such opinion); (c) the Company is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (d) this Agreement has been duly authorized, executed and delivered by the Company and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Acquired Fund, is a valid and binding agreement of Acquiring Fund enforceable against Acquiring Fund in accordance with its terms; (e) the issuance of the Acquiring Fund Shares has been duly authorized by all necessary corporate action on the part of the Company, and when such Acquiring Fund Shares are issued and delivered by the Company as contemplated by the Registration Statement and this Agreement against payment of the consideration therein described, such Acquiring Fund Shares will be validly issued, fully paid and non-assessable, and the issuance of the Acquiring Fund Shares by the Company will not be subject to any preemptive or similar rights arising under the Company's charter or bylaws, or under the Maryland General Corporation Laws (Maryland counsel may be relied upon in delivering such opinion); (f) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Company's charter or bylaws, each as amended; and (g) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of New York is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4.  As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions of Acquiring Fund or any increase in the investment management fees or annual fees pursuant to Acquiring Fund's stockholder services plan from those described in Acquiring Fund's Prospectus dated April 30, 2015, as may be supplemented, and the Company's Statement of Additional Information dated April 30, 2015, as may be supplemented.

7.  Conditions Precedent to Obligations of Acquiring Fund

The obligations of the Company, on behalf of Acquiring Fund, to complete the transactions provided for herein shall be subject, at its election, to the performance by Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.  All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2.  The Company, on behalf of the Acquired Fund, shall have delivered to Acquiring Fund at the Closing a certificate of the Company's President and its Treasurer, in form and substance satisfactory to Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of The Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company, on behalf of Acquiring Fund, shall reasonably request;

7.3.  The Company, on behalf of the Acquired Fund, shall have delivered to Acquiring Fund a statement of the Acquired Fund Assets and its liabilities, together with a list of Acquired Fund's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Acquired Fund;

7.4.  The Company, on behalf of Acquiring Fund, shall have received at the Closing a favorable opinion from Dechert LLP, counsel to Acquired Fund, dated as of the Closing Date to the effect that:

  (a)  Acquired Fund is a validly existing Maryland corporation, and has the power to own all of its properties and assets and to carry on its business as presently conducted; (b) Acquired Fund is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Acquired Fund, and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of Acquiring Fund, is a valid and binding agreement of Acquired Fund enforceable against Acquired Fund in accordance with its terms; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with Acquired Fund's Declaration of Trust or By-Laws, each as amended; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the New York is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5.  On the Closing Date, the Acquired Fund Assets shall include no assets that Acquiring Fund, by reason of limitations of the Company's Articles of Incorporation, as amended, or otherwise, may not properly acquire.

8.  Further Conditions Precedent to Obligations of Acquiring Fund and Acquired Fund

The obligations of the Company, on behalf of the Acquired Fund, and the Company, on behalf of Acquiring Fund, hereunder are each subject to the further conditions that on or before the Closing Date:

8.1.  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of the Company's Amended and Restated Articles of Incorporation, as amended, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund;

8.2.  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Company, on behalf of Acquiring Fund, or the Company, on behalf of the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund;

8.4.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5.  The Company, on behalf of the Acquired Fund, shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Acquired Fund Stockholders all of Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

8.6.  The parties shall have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), addressed to Acquiring Fund and Acquired Fund, substantially to the effect that, for federal income tax purposes:

  (a)  The transfer of substantially all of Acquired Fund's assets in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of certain stated liabilities of Acquired Fund followed by the distribution by Acquired Fund of Acquiring Fund Shares to the Acquired Fund Stockholders in exchange for their Acquired Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code;

  (b)  No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities of Acquired Fund;

  (c)  No gain or loss will be recognized by Acquired Fund upon the transfer of substantially all of the assets of Acquired Fund to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities or upon the distribution of Acquiring Fund Shares to the Acquired Fund Stockholders in exchange for their Acquired Fund shares, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

  (d)  No gain or loss will be recognized by the Acquired Fund Stockholders upon the exchange of the Acquired Fund shares for Acquiring Fund Shares;

  (e)  The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Stockholder pursuant to the reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by each such Acquired Fund Stockholder immediately prior to the Reorganization;

  (f)  The holding period of Acquiring Fund Shares to be received by each Acquired Fund Stockholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such Acquired Fund shares were held as capital assets on the date of the Reorganization);

  (g)  The tax basis of the assets of Acquired Fund acquired by Acquiring Fund will be the same as the tax basis of such assets to Acquired Fund in exchange therefor; and

  (h)  The holding period of the assets of Acquired Fund in the hands of Acquiring Fund will include the period during which those assets were held by Acquired Fund (except where the investment activities of Acquiring Fund have the effect of reducing or eliminating such periods with respect to an asset).

Notwithstanding anything herein to the contrary, neither the Company, on behalf of Acquiring Fund, nor Acquired Fund, may waive the conditions set forth in this paragraph 8.6.

9.  Fees and Expenses

The Acquired Fund shall bear all the expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including printing, filing and proxy solicitation expenses and legal and accounting expenses up to an amount equal to $423,880.

10.  Entire Agreement; Survival of Warranties

10.1.  This Agreement constitutes the entire agreement between the parties.

10.2.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Acquired Fund hereunder shall not survive the dissolution and complete liquidation of Acquired Fund in accordance with paragraph 1.9.

11.  Termination

11.1.  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

  (a)  by the mutual written consent of the Company, on behalf of the Acquired Fund, and the Company, on behalf of Acquiring Fund;

  (b)  by either the Company, on behalf of Acquiring Fund, or the Company, on behalf of the Acquired Fund, by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before April 23, 2016; or

  (c)  by either the Company, on behalf of Acquiring Fund, or the Company, on behalf of the Acquired Fund, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Acquired Fund Stockholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2.  (a)  Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Company, Acquiring Fund or Acquired Fund, or the directors or officers of the Company, on behalf of Acquiring Fund, or the Company, on behalf of the Acquired Fund, to any other party or its directors, trustees or officers.

  (b)  Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Company, Acquiring Fund or Acquired Fund, or the directors or officers of the Company, on behalf of Acquiring Fund, or the Company, on behalf of the Acquired Fund, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.  Miscellaneous

13.1.  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies hereunder or by reason of this Agreement.

13.5.  The directors of the Company and the stockholders of each series of the Company shall not be liable for any obligations of the Company or Acquiring Fund or of Acquired Fund, as appropriate, under this Agreement, and the parties hereto agree that, in asserting any rights or claims against the other parties under this Agreement, it shall look only to the assets and property of Acquiring Fund or of Acquired Fund, as appropriate, in settlement of such rights or claims, and not to the assets or property of the other series of the Company or to the directors, officers or stockholders of the other parties.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY INSTITUTIONAL FUND, INC., on behalf of Acquiring Fund
By: /s/ John H. Gernon Name: John H. Gernon Title: President and Principal Executive Officer
MORGAN STANLEY INSTITUTIONAL FUND, INC., on behalf of Acquired Fund
By: /s/ John H. Gernon Name: John H. Gernon Title: President and Principal Executive Officer

Prospectus Supplement

July 2, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated July 2, 2015 to the Morgan Stanley Institutional Fund, Inc. Prospectuses dated April 30, 2015

Active International Allocation Portfolio
Advantage Portfolio
Asian Equity Portfolio
Emerging Markets Domestic Debt Portfolio
Emerging Markets External Debt Portfolio
Emerging Markets Leaders Portfolio
Emerging Markets Portfolio
Frontier Emerging Markets Portfolio
Global Advantage Portfolio
Global Discovery Portfolio
Global Franchise Portfolio
Global Infrastructure Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Quality Portfolio
Global Real Estate Portfolio
Growth Portfolio
Insight Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
International Real Estate Portfolio
Multi-Asset Portfolio
Opportunity Portfolio
Small Company Growth Portfolio
U.S. Real Estate Portfolio
(each, a "Portfolio")

The following is hereby added as a separate section after the section of each Portfolio's Prospectus entitled "Shareholder Information—Sales Charge Applicable to Purchases of Class A Shares:"

Class A Conversion Feature

Class A shares held in certain fee-based advisory program ("Advisory Program") accounts may be converted to Class I shares if such Advisory Program had previously offered only Class A shares and now offers only Class I shares. In addition, a shareholder holding Class A shares through a brokerage account may also convert its Class A shares to Class I shares if such shareholder transfers its Class A shares to an account within an Advisory Program that offers only Class I shares. Such conversions will be on the basis of the relative net asset values per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A shares, then the conversion may not occur until after the shareholder has held the shares for an 18 month period.

Please retain this supplement for future reference.

  MSIFINCSPT-0715

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Opportunity Portfolios

Global Opportunity Portfolio

International Opportunity Portfolio

Opportunity Portfolio

Prospectus

April 30, 2015

Portfolio	Ticker Symbol
Global Opportunity
Class I	MGGIX
Class A	MGGPX
Class L	MGGLX
Class C	MSOPX
Class IS	MGTSX
International Opportunity
Class I	MIOIX
Class A	MIOPX
Class L	MIOLX
Class C	MSOCX
Class IS	MNOPX
Opportunity
Class I	MGEIX
Class A	MEGPX
Class L	MGELX
Class C	MSONX
Class IS	MOPSX

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Opportunity Portfolio

Objective

The Global Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—Sales Charge Applicable to Purchases of Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—Sales Charge Applicable to Purchases of Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee[3]	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	1.57%	1.71%	1.87%	1.87%[4]	18.60%
Total Annual Portfolio Operating Expenses*	2.37%	2.76%	3.42%	3.67%	19.40%
Fee Waiver and/or Expense Reimbursement*	1.27%	1.31%	1.92%	1.47%	18.37%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.10%	1.45%	1.50%	2.20%	1.03%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$112	$350	$606	$1,340
Class A	$665	$960	$1,276	$2,169
Class L	$153	$474	$818	$1,791
Class C	$323	$688	$1,180	$2,534
Class IS	$105	$328	$569	$1,259

If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$112	$350	$606	$1,340
Class A	$665	$960	$1,276	$2,169
Class L	$153	$474	$818	$1,791
Class C	$223	$688	$1,180	$2,534
Class IS	$105	$328	$569	$1,259

1  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See "Shareholder Information—How to Redeem Portfolio Shares" for further information about the CDSC waiver categories.

1

Global Opportunity Portfolio (Cont'd)

2  The Class C CDSC is only applicable if you sell your shares within one year after purchase. See "Shareholder Information" for a complete discussion of the CDSC.

3  The Advisory Fee has been restated to reflect the decrease in the advisory fee effective March 2, 2015.

4  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I, 1.45% for Class A, 1.50% for Class L, 2.20% for Class C and 1.03% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Portfolio's "Distributor," Morgan Stanley Distribution, Inc., has agreed to waive for at least one year the 12b-1 fee on Class L shares of the Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Adviser seeks companies with the potential for strong free cash flow generation and that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective, and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not

2

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Opportunity Portfolio (Cont'd)

generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

Pursuant to an agreement and plan of reorganization between the Fund, on behalf of the Portfolio, and Van Kampen Equity Trust, on behalf of the Van Kampen Global Growth Fund (the "Predecessor Fund"), on May 21, 2010 the Portfolio acquired substantially all of the assets and substantially all of the liabilities of the Predecessor Fund in exchange for Class I and Class L shares of the Portfolio (the "Reorganization"). Pursuant to the Reorganization, Class C and Class I shareholders of the Predecessor Fund received Class L and Class I shares, respectively, of the Portfolio. As a result of the Reorganization, the Portfolio is the accounting successor of the Predecessor Fund. The historical performance information shown below reflects, for the period prior to the Reorganization, the historical performance of the Class C and Class I shares of the Predecessor Fund.

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares'* performance from year-to-year and by showing how the Portfolio's average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns*—Calendar Years

*Performance shown for the Portfolio's Class I shares reflects the performance of the Class I shares of the Predecessor Fund for periods prior to May 21, 2010.

High Quarter	6/30/09	33.86%
Low Quarter	9/30/11	–17.97%

Average Annual Total Returns1
(for the calendar periods ended December 31, 2014)

	Past One Year	Past Five Years	Since Inception
Class I (commenced operations on 5/30/08)[1]
Return before Taxes	9.04%	15.59%	9.86%
Return after Taxes on Distributions	7.44%	14.25%	8.88%
Return after Taxes on Distributions and Sale of Portfolio Shares	6.32%	12.49%	7.84%
Class A (commenced operations on 5/21/10)
Return before Taxes	2.83%	N/A	16.27%
Class L (commenced operations on 5/30/08)[1]
Return before Taxes	8.46%	15.15%	9.48%
Class C† (commenced operations on 4/30/15)
Return before Taxes	N/A	N/A	N/A
Class IS (commenced operations on 9/13/13)
Return before Taxes	8.96%	N/A	21.62%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)[2]	4.16%	9.17%	3.33%[4]
Lipper Global Multi-Cap Growth Funds Index (reflects no deduction for taxes)[3]	2.86%	9.76%	4.14%[4]

†  Class C shares of the Portfolio had not commenced investment operations as of December 31, 2014. Upon completion of a full calendar year of investment operations by Class C shares of the Portfolio, this table will include Class C shares' average annual total returns (before taxes).

3

Global Opportunity Portfolio (Cont'd)

1  Performance shown for the Portfolio's Class I and Class L shares reflects the performance of the Class I and Class C shares, respectively, of the Predecessor Fund for periods prior to May 21, 2010.

2  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. It is not possible to invest directly in an index.

3  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

4  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Manager. The Portfolio is managed by members of the Growth team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio*
Kristian Heugh	Managing Director	May 2010

*  Mr. Heugh served as portfolio manager of the Predecessor Fund since it commenced operations in 2008.

Purchase and Sale of Portfolio Shares

The Fund has suspended offering Class L shares of the Portfolio to all investors. The Class L shareholders of the Portfolio do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest through reinvestment of dividends and distributions.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Portfolio. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended (the "Code"), in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's Distributor (each a "Financial Intermediary"). In addition, you can sell Portfolio shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Portfolio Shares" and "—How To Redeem Portfolio Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

4

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

International Opportunity Portfolio

Objective

The International Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—Sales Charge Applicable to Purchases of Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—Sales Charge Applicable to Purchases of Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	2.35%	2.66%	3.41%	3.41%[3]	19.74%
Total Annual Portfolio Operating Expenses*	3.25%	3.81%	5.06%	5.31%	20.64%
Fee Waiver and/or Expense Reimbursement*	2.15%	2.31%	3.06%	3.06%	19.55%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.10%	1.50%	2.00%	2.25%	1.09%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$112	$350	$606	$1,340
Class A	$670	$974	$1,300	$2,222
Class L	$203	$627	$1,078	$2,327
Class C	$328	$703	$1,205	$2,585
Class IS	$111	$347	$601	$1,329

If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$112	$350	$606	$1,340
Class A	$670	$974	$1,300	$2,222
Class L	$203	$627	$1,078	$2,327
Class C	$228	$703	$1,205	$2,585
Class IS	$111	$347	$601	$1,329

1  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell  your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See "Shareholder Information—How to Redeem Portfolio Shares" for further information about the CDSC waiver categories.

5

International Opportunity Portfolio (Cont'd)

2  The Class C CDSC is only applicable if you sell your shares within one year after purchase. See "Shareholder Information" for a  complete discussion of the CDSC.

3  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15% for Class I, 1.50% for Class A, 2.00% for Class L, 2.25% for Class C and 1.09% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies on an international basis, with capitalization within the range of companies included in the MSCI All Country World ex USA Index.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks companies with the potential for strong free cash flow generation and that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio invests primarily in securities of companies located in Europe, Japan, Asia, the Pacific Basin, Latin

America, the Middle East and Africa. The Portfolio may also invest in securities of companies located in the United States to a limited extent.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective, and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such

6

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

International Opportunity Portfolio (Cont'd)

securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  ETFs. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds and their market value may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. As a shareholder in an ETF, the Portfolio would bear its ratable share of that entity's expenses while continuing to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders will, in effect, be absorbing duplicate levels of fees.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	9/30/13	14.44%
Low Quarter	9/30/11	–21.90%

Average Annual Total Returns
(for the calendar periods ended December 31, 2014)

	Past One Year	Since Inception
Class I (commenced operations on 3/31/10)
Return before Taxes	3.14%	9.70%
Return after Taxes on Distributions	2.60%	9.19%
Return after Taxes on Distributions and Sale of Portfolio Shares	2.15%	7.67%
Class A (commenced operations on 3/31/10)
Return before Taxes	–2.66%	8.15%
Class L (commenced operations on 3/31/10)
Return before Taxes	2.24%	8.84%
Class C† (commenced operations on 4/30/15)
Return before Taxes	N/A	N/A
Class IS (commenced operations on 9/13/13)
Return before Taxes	3.22%	11.02%
MSCI All Country World ex USA Index (reflects no deduction for fees, expenses or taxes)[1]	–3.87%	4.32%[3]
Lipper International Multi-Cap Growth Funds Index (reflects no deduction for taxes)[2]	–5.08%	5.60%[3]

†  Class C shares of the Portfolio had not commenced investment operations as of December 31, 2014. Upon completion of a full calendar year of investment operations by Class C shares of the Portfolio, this table will include Class C shares' average annual total returns (before taxes).

1  The MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. It is not possible to invest directly in an index.

2  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap

7

International Opportunity Portfolio (Cont'd)

Growth Funds classification. There are currently 30 funds represented in this Index.

3  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Manager. The Portfolio is managed by members of the Growth team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Kristian Heugh	Managing Director	March 2010

Purchase and Sale of Portfolio Shares

The Fund has suspended offering Class L shares of the Portfolio to all investors. The Class L shareholders of the Portfolio do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest through reinvestment of dividends and distributions.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Portfolio. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended (the "Code"), in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). In addition, you can sell Portfolio shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Portfolio Shares" and "—How To Redeem Portfolio Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

8

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Opportunity Portfolio

Objective

The Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—Sales Charge Applicable to Purchases of Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—Sales Charge Applicable to Purchases of Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.31%	0.52%	0.49%	0.49%[3]	17.97%
Total Annual Portfolio Operating Expenses*	0.81%	1.27%	1.74%	1.99%	18.47%
Fee Waiver and/or Expense Reimbursement*	0.00%	0.04%	0.01%	0.01%	17.75%
Total Annual Portfolio Operating Expenses*	0.81%	1.23%	1.73%	1.98%	0.72%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$83	$259	$450	$1,002
Class A	$644	$895	$1,165	$1,935
Class L	$176	$545	$939	$2,041
Class C	$301	$621	$1,068	$2,306
Class IS	$74	$230	$401	$894

If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$83	$259	$450	$1,002
Class A	$644	$895	$1,165	$1,935
Class L	$176	$545	$939	$2,041
Class C	$201	$621	$1,068	$2,306
Class IS	$74	$230	$401	$894

1  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See "Shareholder Information—How to Redeem Portfolio Shares" for further information about the CDSC waiver categories.

2  The Class C CDSC is only applicable if you sell your shares within one year after purchase. See "Shareholder Information" for a complete discussion of the CDSC.

3  Other expenses have been estimated for the current fiscal year.

9

Opportunity Portfolio (Cont'd)

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.88% for Class I, 1.23% for Class A, 1.73% for Class L, 1.98% for Class C and 0.81% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors (the "Board") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Fund's Board, on behalf of the Portfolio, approved an Agreement and Plan of Reorganization by and between the Fund, on behalf of the Portfolio, and the Fund, on behalf of its series Global Opportunity Portfolio ("MSIF Global Opportunity"), pursuant to which substantially all of the assets and liabilities of the Portfolio would be transferred to MSIF Global Opportunity and stockholders of the Portfolio would become stockholders of MSIF Global Opportunity, receiving shares of common stock of MSIF Global Opportunity ("Shares") equal to the value of their holdings in the Portfolio (the "Reorganization"). The stockholders of the Portfolio would receive the same Class of Shares of MSIF Global Opportunity that they hold of the Portfolio. The Reorganization is subject to the approval of stockholders of the Portfolio at a special meeting of stockholders scheduled to be held during the third quarter of 2015. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning MSIF Global Opportunity is expected to be distributed to stockholders of the Portfolio during the third quarter of 2015.

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Adviser seeks companies with the potential for strong free cash flow generation and that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. This policy may be changed without shareholder approval; however, you will be notified in writing of any changes.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may also invest in foreign securities, which may include emerging market securities. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective, and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments

10

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Opportunity Portfolio (Cont'd)

and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

Pursuant to an agreement and plan of reorganization between the Fund, on behalf of the Portfolio, and Van Kampen Series Fund, Inc., on behalf of the Van Kampen Equity Growth Fund (the "Predecessor Fund"), on May 21, 2010 the Portfolio acquired substantially all of the assets and substantially all of the liabilities of the

Predecessor Fund in exchange for Class I and Class L shares of the Portfolio (the "Reorganization"). Pursuant to the Reorganization, Class C and Class I shareholders of the Predecessor Fund received Class L and Class I shares, respectively, of the Portfolio. As a result of the Reorganization, the Portfolio is the accounting successor of the Predecessor Fund. The historical performance information shown below reflects, for the period prior to the Reorganization, the historical performance of the Class C and Class I shares of the Predecessor Fund.

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class L shares'* performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns*—Calendar Years

*Performance shown for the Portfolio's Class L shares reflects the performance of the Class C shares of the Predecessor Fund for periods prior to May 21, 2010. The Portfolio previously disclosed the total return of Class H shares. However, effective September 9, 2013, Class H shares were reclassified as Class P shares (subsequently renamed Class A shares). The bar chart now shows Class L shares which is the Class of shares with the longest performance history.

High Quarter	6/30/09	23.87%
Low Quarter	12/31/08	–28.99%

11

Opportunity Portfolio (Cont'd)

Average Annual Total Returns1
(for the calendar periods ended December 31, 2014)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class L (commenced operations on 5/28/98)[1]
Return before Taxes	2.07%	13.15%	8.81%	5.30%
Return after Taxes on Distributions	1.49%	12.40%	8.45%	4.91%
Return after Taxes on Distributions and Sale of Portfolio Shares	1.63%	10.51%	7.22%	4.27%
Class I (commenced operations on 8/12/05)[1]
Return before Taxes	3.01%	14.08%	N/A	9.96%
Class A (commenced operations on 5/21/10)
Return before Taxes	–2.78%	N/A	N/A	14.86%
Class C†
Return before Taxes	N/A	N/A	N/A	N/A
Class IS (commenced operations on 9/13/13)
Return before Taxes	3.11%	N/A	N/A	18.20%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)[2]	13.05%	15.81%	8.49%	4.99%[4]
Lipper Multi-Cap Growth Funds Index (reflects no deduction for taxes)[3]	11.08%	15.22%	8.14%	5.66%[4]

†  Class C shares of the Portfolio had not commenced investment operations as of the date of this Prospectus. Upon completion of a full calendar year of investment operations by Class C shares of the Portfolio, this table will include Class C shares' average annual total returns (before taxes).

1  Performance shown for the Portfolio's Class I and Class L shares reflects the performance of the Class I and Class C shares, respectively, of the Predecessor Fund for periods prior to May 21, 2010.

2  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. It is not possible to invest directly in an index.

3  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

4  Since Inception reflects the inception date of Class L.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class L shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Manager. The Portfolio is managed by members of the Growth team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio*
Kristian Heugh	Managing Director	May 2010

*  Mr. Heugh served as portfolio manager of the Predecessor Fund since 2006.

Purchase and Sale of Portfolio Shares

The Fund has suspended offering Class L shares of the Portfolio to all investors. The Class L shareholders of the Portfolio do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest through reinvestment of dividends and distributions. Additionally, Class C shares of the Portfolio are not being offered at this time. You do not currently have the option of purchasing Class C shares.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Portfolio. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended (the "Code"), in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

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Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Opportunity Portfolio (Cont'd)

Shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). In addition, you can sell Portfolio shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Portfolio Shares" and "—How To Redeem Portfolio Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

13

Global Opportunity Portfolio

Objective

The Global Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks companies with the potential for strong free cash flow generation and that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located throughout the world, including emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices

14

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Global Opportunity Portfolio (Cont'd)

may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil.

Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

15

International Opportunity Portfolio

Objective

The International Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World ex USA Index.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks companies with the potential for strong free cash flow generation and that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies.

Fundamental research drives the investment process. The Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio invests primarily in securities of companies located in Europe, Japan, Asia, the Pacific Basin, Latin America, the Middle East and Africa. The Portfolio may also invest in securities of companies located in the U.S. to a limited extent.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located throughout the world, including emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency

16

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

International Opportunity Portfolio (Cont'd)

should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

The Portfolio may invest in shares of various ETFs. ETFs seek to track the performance of various portions or segments of the equity and fixed income markets.

Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Portfolio. Therefore, as a shareholder in an ETF, the Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

The Portfolio may invest in the equity securities of any size company. Investing in the securities of smaller companies involves greater risk and price volatility than investing in larger, more established firms.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

17

Opportunity Portfolio

Objective

The Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Fund's Board, on behalf of the Portfolio, approved an Agreement and Plan of Reorganization by and between the Fund, on behalf of the Portfolio, and the Fund, on behalf of MSIF Global Opportunity, pursuant to which substantially all of the assets and liabilities of the Portfolio would be transferred to MSIF Global Opportunity and stockholders of the Portfolio would become stockholders of MSIF Global Opportunity, receiving Shares of MSIF Global Opportunity equal to the value of their holdings in the Portfolio. The stockholders of the Portfolio would receive the same Class of Shares of MSIF Global Opportunity that they hold of the Portfolio. The Reorganization is subject to the approval of stockholders of the Portfolio at a special meeting of stockholders scheduled to be held during the third quarter of 2015. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning MSIF Global Opportunity is expected to be distributed to stockholders of the Portfolio during the third quarter of 2015.

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Adviser seeks companies with the potential for strong free cash flow generation and that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. This policy may be changed without shareholder approval; however, you will be notified in writing of any changes.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in foreign securities, including emerging market securities. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located throughout the world, including emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Investments in growth-oriented equity securities may have above-average volatility of price movement. Furthermore, the returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same

18

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Opportunity Portfolio (Cont'd)

events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

19

This section discusses additional information relating to the Portfolios' investment strategies, other types of investments that the Portfolios may make and related risk factors. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Equity Securities

Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, limited partnership interests and other specialty securities having equity features. The Portfolios may invest in equity securities that are publicly-traded on securities exchanges or over-the-counter ("OTC") or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed income securities.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Price Volatility

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

Foreign Investing

To the extent that a Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolios' securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of a Portfolio's investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These risks may be intensified for a Portfolio's investments in securities of issuers located in emerging market or developing countries.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

20

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolios' Investment Strategies and Related Risks

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio's ability to purchase or sell foreign securities or transfer a Portfolio's assets back into the U.S., or otherwise adversely affect the Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value.

In connection with their investments in foreign securities, the Portfolios also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Emerging Market Securities

The Portfolios may invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolios' investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Portfolios may invest in such non-U.S. dollar-denominated securities and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Real Estate Investment Trusts and Foreign Real Estate Companies

Investing in REITs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and a Portfolio indirectly bears management expenses along with the

21

direct expenses of the Portfolio. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also must satisfy specific requirements of the Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for a Portfolio, including significantly reducing the return to a Portfolio on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when a Portfolio invests in REITs and foreign real estate companies.

Derivatives

The Portfolios may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further a Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolios may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with which a Portfolio has open positions in the futures contract.

Options. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Portfolio. If a Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, a Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A Portfolio may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are

22

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolios' Investment Strategies and Related Risks

made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, a Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Structured Investments. The Portfolios also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolios will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because a Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Contracts for Difference. A contract for difference ("CFD") is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.

Exchange-Traded Funds

Each Portfolio may invest in ETFs. ETFs seek to track the performance of various portions or segments of the equity and fixed income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due, among other things, to the ETF's operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Portfolio. Therefore, as a shareholder in an ETF, a Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, a Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

Investment Discretion

In pursuing the Portfolios' investment objectives, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

Temporary Defensive Investments

When the Adviser believes that changes in market, economic, political or other conditions warrant, each Portfolio may invest without limit in cash, cash equivalents or other fixed income securities for temporary defensive purposes that may be inconsistent with a Portfolio's principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Portfolios may engage in frequent trading of securities to achieve their investment objectives.

23

Morgan Stanley Institutional Fund, Inc. Prospectus

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: "MS") is the direct parent of the Adviser and the indirect parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2015, the Adviser, together with its affiliated asset management companies, had approximately $406.6 billion in assets under management or supervision.

A discussion regarding the Board of Directors' approval of the Investment Advisory Agreement is available in each Portfolio's Semi-Annual Report to Shareholders for the period ended June 30, 2014.

Advisory Fees

For the fiscal year ended December 31, 2014, the Adviser received from each Portfolio the advisory fee (net of fee waivers and/or affiliated rebates, if applicable) set forth in the table below.

Portfolio (as a percentage of average daily net assets)
Global Opportunity	0.00%
International Opportunity	0.00%
Opportunity	0.50%

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each Portfolio to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for a Portfolio will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
Global Opportunity	1.10%	1.45%	1.50%	2.20%	1.03%
International Opportunity	1.15%	1.50%	2.00%	2.25%	1.09%
Opportunity	0.88%	1.23%	1.73%	1.98%	0.81%

Portfolio Management

Global Opportunity Portfolio,
International Opportunity Portfolio and
Opportunity Portfolio

Each Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. Kristian Heugh is the lead portfolio manager and is primarily responsible for the day-to-day management of the Portfolios. Mr. Heugh has been associated with the Adviser in an investment management capacity since 2001.

Additional Information

The Portfolios' SAI provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolios.

The composition of each team may change from time to time.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information

Share Class Arrangements

The Fund has suspended offering Class L shares of the Portfolios to all investors. The Class L shareholders of the Portfolios do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest through reinvestment of dividends and distributions. Additionally, Class C shares of the Opportunity Portfolio are not being offered at this time. You do not currently have the option of purchasing Class C shares of the Opportunity Portfolio.

The Fund currently offers investors Class I, Class A and Class IS shares of each Portfolio, and Class C shares of the Global Opportunity and International Opportunity Portfolios. Class I and Class IS shares are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. The Class L shares of the Portfolios are currently closed to all investors except in the limited circumstances set forth in this Prospectus. Class C shares are sold at NAV with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. Class I and Class IS shares generally require investments in minimum amounts that are substantially higher than Class A, Class L and Class C shares.

Minimum Investment Amounts

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of a Portfolio. The minimum initial investment may be waived for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee; (2) qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions); (3) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code; (4) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Directors; (5) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (6) current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) certain other registered open-end investment companies whose shares are distributed by the Distributor; (8) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (9) the reinvestment of dividends in additional Portfolio shares; or (10) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.

Class IS shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Code, in each case subject to the discretion of the Adviser. Initial omnibus trades of $10,000,000 or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10,000,000 minimum initial investment amount may be waived for Portfolio shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

If the value of your account falls below the applicable minimum initial investment amount for a Class of shares of a Portfolio as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions. No CDSC will be imposed on any involuntary conversion or involuntary redemption.

Distribution of Portfolio Shares

Morgan Stanley Distribution, Inc. is the exclusive Distributor of the shares of each Portfolio. The Distributor receives no compensation from the Fund for distributing Class I and Class IS shares of the Portfolios. The Fund has adopted a Shareholder Services Plan with respect to the Class A shares of each Portfolio and separate Distribution and Shareholder Services Plans with respect to the Class L and Class C shares of each Portfolio (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plans, each Portfolio pays the Distributor (i) a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares, Class L shares and Class C shares on an annualized basis and (ii) a distribution fee of up to 0.50% of the average daily net assets of the Class L shares on an annualized basis and up to 0.75% of the average daily net assets of the Class C shares on an annualized basis. For at least one year, the Distributor has agreed to waive the 12b-1 fee on Class L shares of the Global Opportunity Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares. Such fees relate solely to the Class A, Class L and Class C shares and will reduce the net investment income and total return of the Class A, Class L and Class C shares, respectively. Because the fees are paid out of a Portfolio's assets on an ongoing basis,

25

Shareholder Information (Cont'd)

over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of a Portfolio's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the NAV or the price of a Portfolio's shares. For more information, please see the Portfolios' SAI.

About Net Asset Value

The NAV per share of a Class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the Class, less any liabilities attributable to the Class, by the total number of outstanding shares of that Class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable, including circumstances under which the Adviser determines that a security's market price is not accurate, fair value prices may be determined in good faith using methods approved by the Board of Directors.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer specific development which is likely to have changed the value of the security. In these cases, a Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price. To the extent a Portfolio invests in open-end management companies (other than ETFs) that are registered under the 1940 Act, the Portfolio's NAV is calculated based upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Pricing of Portfolio Shares

You may buy or sell (redeem) shares of the Portfolios at the NAV next determined for the Class after receipt of your order, plus any applicable sales charge. The Fund determines the NAV per share for the Portfolios as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time"). Shares generally will not be priced on days that the NYSE is closed. The Portfolios may, however, elect to remain open and price their shares on days when the NYSE is closed but the primary securities markets on which the Portfolios' securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Portfolio does not price its shares. Therefore, to the extent, if any, that a Portfolio invests in securities primarily listed on foreign exchanges, the value of the Portfolio's portfolio securities may change on days when you will not be able to purchase or sell your shares.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's securities is available in the Portfolios' SAI.

How To Purchase Portfolio Shares

You may purchase shares of a Portfolio on each day that the Portfolios are open for business by contacting your Financial Intermediary or directly from the Fund.

Purchasing Shares Through a Financial Intermediary

You may open a new account and purchase shares of a Portfolio through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of a Portfolio. Investors purchasing or selling shares of a Portfolio through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of a Portfolio through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Financial Intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your Financial Intermediary which share Class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases that qualify for such reduction under the combined purchase privilege or right of accumulation privilege available on Class A share purchases.

Purchasing Shares Directly From the Fund

Initial Purchase by Mail

You may open a new account, subject to acceptance by the Fund, and purchase shares of a Portfolio by completing and signing a New Account Application provided by Boston Financial Data Services, Inc. ("BFDS"), the Fund's transfer agent, which you can obtain by calling BFDS at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem shares of a Portfolio purchased by check will not be made until payment of the purchase has been collected, which may

26

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of a Portfolio by wire.

Initial Purchase by Wire

You may purchase shares of each Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the "Custodian"). You must forward a completed New Account Application to BFDS in advance of the wire by following the instructions under "Initial Purchase by Mail."  You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

Additional Investments

You may purchase additional shares of a Portfolio for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a "letter of instruction" that includes your account name, account number, the Portfolio name and the Class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under "Initial Purchase by Mail." You may also purchase additional shares of a Portfolio by wire by following the instructions under "Initial Purchase by Wire."

Sales Charge Applicable to Purchases of Class A Shares

Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.80%
$1 million and over*	0.00%	0.00%	0.00%

*  The Distributor may pay a commission of up to 1% to a Financial Intermediary for purchase amounts of $1 million or more.

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of a Portfolio, by combining, in a single transaction, your purchase with purchases of Class A shares of the Portfolio by the following related accounts ("Related Accounts"):

•  A single account (including an individual, a joint account, a trust or fiduciary account).

•  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•  An UGMA/UTMA account.

•  An individual retirement account.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual accounts.

Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. See "—How to Redeem

Portfolio Shares" below for more information about how the CDSC is assessed.

In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•  Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution.

•  Sales through Financial Intermediaries who have entered into an agreement with the Distributor to offer Portfolio shares to self-directed investment brokerage

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Shareholder Information (Cont'd)

accounts, which may or may not charge a transaction fee.

•  Qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions).

•  Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has an agreement with the Fund, the Distributor and/or the Adviser pursuant to which Class A shares are available to such plans without an initial sales charge.

•  Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Directors.

•  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•  Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•  The reinvestment of dividends from Class A shares of a Portfolio in additional Class A shares of the same Portfolio.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

Combined Purchase Privilege

You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of a Portfolio in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account.

Right of Accumulation

You may benefit from a reduced sales charge if the cumulative NAV of Class A shares of a Portfolio purchased in a single transaction, together with the NAV of any Class A shares of the Portfolio and any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds (as defined herein) and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of the Portfolio or Class A shares of another Morgan Stanley Multi-Class Fund) held in Related Accounts, amounts to $25,000 or more.

Notification

You must notify your Financial Intermediary (or the Transfer Agent, if you purchase shares of a Portfolio directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Fund's transfer agent, BFDS, does not confirm your represented holdings. Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

In order to obtain a reduced sales charge for Class A shares of a Portfolio under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary (or the Transfer Agent, if you purchase shares of a Portfolio directly through the Fund) of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent

The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of a Portfolio and Class A shares of other Morgan Stanley Multi-Class Funds within a 13-month period. The initial purchase of Class A shares of a Portfolio under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude a Portfolio (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving

28

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund or Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period. You should retain any records necessary to substantiate historical costs because the Fund, BFDS and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

General

Shares of a Portfolio may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value, taking into account any applicable sales charge.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Portfolio shares, the shares will be purchased at the next share price calculated (plus any applicable sales charge) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Portfolio shares for any reason.

The Fund may suspend the offering of shares, or any Class of shares, of the Portfolios or reject any purchase orders when we think it is in the best interest of the Portfolios.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the

Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See "Frequent Purchases and Redemptions of Shares."

How To Redeem Portfolio Shares

You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of a Portfolio by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of a Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order and will be reduced by the amount of any applicable CDSC.

With respect to Class A and Class C shares, the CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories below.

Redemptions by Letter

Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a)  A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Portfolio and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;

(b)  Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and

(c)  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship,

29

Shareholder Information (Cont'd)

corporations, pension and profit sharing plans and other organizations.

Redemptions by Telephone

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling BFDS to opt out of such privileges. You may request a redemption of shares of a Portfolio by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of a Portfolio by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, BFDS or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach BFDS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by BFDS between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact BFDS at 1-800-548-7786.

Systematic Withdrawal Plan

If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories listed below.

To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 548-7786. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Portfolio "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

CDSC Waivers on Class A and Class C Shares

The CDSC on Class A and Class C shares will be waived in connection with sales of Class A and Class C shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. In addition, a CDSC, if otherwise applicable, will be waived in the case of:

•  Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a "living trust") or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust"); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in either case that the sale is requested within one year after your death or initial determination of disability.

•  Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59 1/2) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

•  Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Intermediary or call toll-free 1-800-548-7786.

Redemption Proceeds

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption

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Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

request, but it may take up to seven days. However, if you purchased shares of a Portfolio by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Redemption Fees

Shares of the International Opportunity Portfolio redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation programs, including redemptions or exchanges that are initiated by the sponsor of a program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team, and (vi) through certain types of retirement plan account transactions, including: redemptions pursuant to systematic withdrawal programs, minimum required distributions, loans or hardship withdrawals, return of excess contribution amounts, redemptions related to payment of plan or custodian fees, forfeiture of assets, and redemptions related to death, disability, or qualified domestic relations order. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares of a Portfolio, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the International Opportunity Portfolio's redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in a Portfolio through a Financial Intermediary, please read that Financial Intermediary's materials carefully to learn about any other restrictions or fees that may apply.

Exchange Privilege

You may exchange shares of any Class of a Portfolio for the same Class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a "Morgan Stanley Multi-Class Fund"), if available, without the imposition of an exchange fee. Front-end sales charges (loads) are not imposed on exchanges of Class A shares. Class L shares of a Portfolio may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund even though Class L shares are closed to investors. In addition, you may exchange shares of any Class of a Portfolio for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund" and, together with the Morgan Stanley Multi-Class Funds, the "Morgan Stanley Funds") or for Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee. Class L shares of a Portfolio that are exchanged for shares of a Morgan Stanley Money Market Fund or Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust may be subsequently re-exchanged for Class L shares of any other Morgan Stanley Multi-Class Fund (even though Class L shares are closed to investors). Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee). To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. If you purchased Portfolio shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase (except with respect to exchanges of Class L shares as noted above).

You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Fund's transfer agent, BFDS, by mail to Morgan Stanley Institutional Fund, Inc., c/o Boston

31

Shareholder Information (Cont'd)

Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.

There are special considerations when you exchange Class A and Class C shares of a Portfolio that are subject to a CDSC. When determining the length of time you held the Class A or Class C shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A or Class C shares of other Portfolios of the Fund; (ii) Class A or Class C shares of a Morgan Stanley Multi-Class Fund; (iii) shares of a Morgan Stanley Money Market Fund or (iv) Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, any of which you acquired in an exchange from such Class A or Class C shares of a Portfolio, will also be counted; however, if you sell shares of (a) such other Portfolio of the Fund; (b) the Morgan Stanley Multi-Class Fund; (c) the Morgan Stanley Money Market Fund; or (d) the Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, before the expiration of the CDSC "holding period," you will be charged the CDSC applicable to such shares.

When you exchange for shares of another Morgan Stanley Fund, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

If you exchange shares of a Portfolio for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Portfolio is considered a sale of Portfolio shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the "Taxes" section and consult your own tax professional about the tax consequences of an exchange.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of a Portfolio, which may include, among other things, diluting the value of a Portfolio's shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, a Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio's securities trade and the time the Portfolio's NAV is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day, when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed income securities may be adversely affected by price arbitrage trading strategies.

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Fund's policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the "Shareholder Information—How To Purchase Portfolio Shares," "Shareholder Information—Sales Charge Applicable to Purchases of Class A Shares," "Shareholder Information—General," "Shareholder Information—How To Redeem Portfolio Shares" and "Shareholder Information—Exchange Privilege" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Fund's policies (or, upon prior written approval only, a Financial Intermediary's own policies) with respect to frequent purchases, redemptions and exchanges of Portfolio shares.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor

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Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

frequent short-term trading within a Portfolio by the Financial Intermediary's customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Dividends and Distributions

Each Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.

Taxes

The dividends and distributions you receive from a Portfolio may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by a Portfolio that are attributable to "qualified dividends" received by the Portfolio may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts), if certain requirements are met by the Portfolio and the shareholders. "Qualified dividends" include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Dividends paid by a Portfolio not attributable to "qualified dividends" received by a Portfolio, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Portfolio) is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. A Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Portfolio, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Portfolio of investment income and short-term capital gains.

The Portfolios are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Portfolios to enable the Portfolios to determine whether withholding is required.

The Portfolios (or their administrative agent) are required to report to the U.S. Internal Revenue Service ("IRS") and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, each Portfolio will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

The Portfolios may be required to withhold U.S. federal income tax (currently, at a rate of 28%) ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the Portfolios with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies a Portfolio that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social

33

Shareholder Information (Cont'd)

security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

The Fund currently consists of the following portfolios:

U.S. Equity

Advantage Portfolio
Growth Portfolio
Insight Portfolio
Opportunity Portfolio*
Small Company Growth Portfolio*
U.S. Real Estate Portfolio

Global and International Equity

Active International Allocation Portfolio
Asian Equity Portfolio
Emerging Markets Leaders Portfolio*
Emerging Markets Portfolio
Frontier Emerging Markets Portfolio
Global Advantage Portfolio
Global Discovery Portfolio
Global Franchise Portfolio*
Global Infrastructure Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Quality Portfolio
Global Real Estate Portfolio

International Advantage Portolio
International Equity Portfolio
International Opportunity Portfolio
International Real Estate Portfolio*

Fixed Income

Emerging Markets Domestic Debt Portfolio*
Emerging Markets External Debt Portfolio

Asset Allocation

Multi-Asset Portfolio

The Fund has suspended offering Class L shares of each Portfolio to all investors.

  *  Class A shares of the Small Company Growth Portfolio are currently closed to new investors. Class I shares and Class IS shares of the Small Company Growth Portfolio are closed to new investors, with certain exceptions. Class A shares of the Global Franchise Portfolio are currently closed to new investors, with certain exceptions. Class C shares of the Emerging Markets Domestic Debt, Global Franchise, Opportunity and Small Company Growth Portfolios are not being offered at this time. Class L shares of the Emerging Markets Leaders Portfolio are not being offered at this time. Class H shares of the International Real Estate Portfolio are currently closed to all investors.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Financial Highlights

On May 21, 2010, each of the Global Opportunity Portfolio and Opportunity Portfolio acquired the assets and adopted the financial and performance history of each of the Van Kampen Equity Growth Fund and Van Kampen Global Growth Fund, respectively.

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A, Class L and Class IS shares of each Portfolio for the past five years or since inception if less than five years. No financial information is provided for the Portfolios' Class C shares because they had not commenced operations as of the most recent fiscal year end. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each Class of shares of the Portfolios are based on the average net assets of such Portfolio for each of the periods listed in the tables. To the extent that a Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Ernst & Young LLP's reports, along with each Portfolio's financial statements, are incorporated by reference in the Portfolios' SAI. The Annual Reports to Shareholders and each Portfolio's financial statements and SAI are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

35

Global Opportunity Portfolio

	Class I**
	Year Ended December 31,				Period from April 1, 2010 to December 31,		Year Ended March 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010		2010
Net Asset Value, Beginning of Period	$13.65	$10.84	$10.26	$11.58	$9.53		$5.08
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.06)	(0.02)	0.01	0.02	(0.00	)‡	0.01
Net Realized and Unrealized Gain (Loss)	1.26	4.21	1.01	(0.57)	2.05		4.47
Total from Investment Operations	1.20	4.19	1.02	(0.55)	2.05		4.48
Distributions from and/or in Excess of:
Net Investment Income	—	—	—	—	—		(0.03)
Net Realized Gain	(0.87)	(1.38)	(0.44)	(0.77)	—		—
Total Distributions	(0.87)	(1.38)	(0.44)	(0.77)	—		(0.03)
Redemption Fees	—	—	—	0.00 ‡	—		—
Net Asset Value, End of Period	$13.98	$13.65	$10.84	$10.26	$11.58		$9.53
Total Return++	9.04%	40.12%	9.99%	(4.90)%	21.51	%#	88.32%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$11.0	$7.3	$5.1	$8.4	$5.4		$5.6
Ratio of Expenses to Average Net Assets (1)	1.17%+	1.24%+	1.25%+	1.25%+	1.25	%+*	1.25%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	1.07	%+*	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.42)%+	(0.21)%+	0.06%+	0.13%+	(0.01	)%+*	0.09%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.00%§	0.00%§	0.01	%*	N/A
Portfolio Turnover Rate	29%	38%	33%	39%	19	%#	17%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.47%	3.36%	2.57%	2.92%	2.77	%+*	4.51%
Net Investment Loss to Average Net Assets	(1.72)%	(2.33)%	(1.26)%	(1.54)%	(1.53	)%+*	(3.17)%

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the period ended December 31, 2010 and the prior year reflects the historical per share data of Class I shares of the Predecessor Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

36

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Global Opportunity Portfolio

	Class A@
	Year Ended December 31,					Period from May 21, 2010^ to December 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$13.48	$10.75		$10.21	$11.56	$8.62
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.11)	(0.15)		(0.02)	(0.01)	(0.06)
Net Realized and Unrealized Gain (Loss)	1.25	4.26		1.00	(0.57)	3.00
Total from Investment Operations	1.14	4.11		0.98	(0.58)	2.94
Distributions from and/or in Excess of:
Net Realized Gain	(0.87)	(1.38)		(0.44)	(0.77)	—
Redemption Fees	—	—		—	0.00 ‡	—
Net Asset Value, End of Period	$13.75	$13.48		$10.75	$10.21	$11.56
Total Return++	8.55%	39.80%		9.65%	(5.16)%	34.11	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,952	$4,057		$87	$10	$11
Ratio of Expenses to Average Net Assets (1)	1.56%+	1.59	%+^^	1.50%+	1.50%+	1.53	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A	N/A	0.87	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.82)%+	(1.15	)%+	(0.19)%+	(0.12)%+	(0.89	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§	0.00%§	0.00%§	0.01	%*
Portfolio Turnover Rate	29%	38%		33%	39%	19	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.86%	3.93%		2.82%	3.17%	4.52	%+*
Net Investment Loss to Average Net Assets	(2.12)%	(3.49)%		(1.51)%	(1.79)%	(3.88	)%+*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

37

Global Opportunity Portfolio

	Class L**
	Year Ended December 31,					Period from April 1, 2010 to December 31,		Year Ended March 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010		2010
Net Asset Value, Beginning of Period	$13.38	$10.68		$10.15	$11.50	$9.48		$5.08
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.12)	(0.07)		(0.03)	(0.02)	(0.04)		(0.09)
Net Realized and Unrealized Gain (Loss)	1.23	4.15		1.00	(0.56)	2.06		4.51
Total from Investment Operations	1.11	4.08		0.97	(0.58)	2.02		4.42
Distributions from and/or in Excess of:
Net Investment Income	—	—		—	—	—		(0.02)
Net Realized Gain	(0.87)	(1.38)		(0.44)	(0.77)	—		—
Total Distributions	(0.87)	(1.38)		(0.44)	(0.77)	—		(0.02)
Redemption Fees	—	—		—	0.00 ‡	—		—
Net Asset Value, End of Period	$13.62	$13.38		$10.68	$10.15	$11.50		$9.48
Total Return++	8.46%	39.79%		9.61%	(5.19)%	21.31	%#	87.08%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$1.0	$0.5		$0.4	$0.5	$0.7		$1.4
Ratio of Expenses to Average Net Assets (1)	1.64%+	1.58	%+^^	1.55%+	1.55%+	2.09	%+*	2.11%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A	N/A	1.91	%+*	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.87)%+	(0.57	)%+	(0.24)%+	(0.17)%+	(0.85	)%+*	(1.03)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§	0.00%§	0.00%§	0.01	%*	N/A
Portfolio Turnover Rate	29%	38%		33%	39%	19	%#	17%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.52%	4.23%		3.32%	3.67%	3.61	%+*	5.37%
Net Investment Loss to Average Net Assets	(2.75)%	(3.22)%		(2.01)%	(2.29)%	(2.37	)%+*	(4.29)%

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the period ended December 31, 2010 and the prior year reflects the historical per share data of Class C shares of the Predecessor Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

38

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Global Opportunity Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2014	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$13.65	$12.43
Income (Loss) from Investment Operations:
Net Investment Income Loss†	(0.06)	(0.03)
Net Realized and Unrealized Gain	1.27	2.27
Total from Investment Operations	1.21	2.24
Distributions from and/or in Excess of:
Net Realized Gain	(0.87)	(1.02)
Net Asset Value, End of Period	$13.99	$13.65
Total Return++	8.96%	18.35	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$11	$11
Ratio of Expenses to Average Net Assets (1)	1.17%+	1.18	%+^^*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.42)%+	(0.74	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§*
Portfolio Turnover Rate	29%	38	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	19.50%	8.44	%*
Net Investment Loss to Average Net Assets	(18.75)%	(8.00	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.18% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

39

International Opportunity Portfolio

	Class I
	Year Ended December 31,				Period from March 31, 2010^ to December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.77	$11.19	$10.26	$12.07	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.08	0.10	0.08	0.08	0.03
Net Realized and Unrealized Gain (Loss)	0.36	2.85	0.92	(1.31)	2.04
Total from Investment Operations	0.44	2.95	1.00	(1.23)	2.07
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.09)	(0.07)	(0.10)	—
Net Realized Gain	(0.28)	(0.28)	—	(0.48)	—
Total Distributions	(0.29)	(0.37)	(0.07)	(0.58)	—
Redemption Fees	0.00 ‡	—	—	—	—
Net Asset Value, End of Period	$13.92	$13.77	$11.19	$10.26	$12.07
Total Return++	3.14%	26.47%	9.76%	(10.16)%	20.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,943	$7,647	$5,259	$4,822	$5,672
Ratio of Expenses to Average Net Assets (1)	1.09%+	1.13%+	1.14%+	1.15%+	1.15	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.57%+	0.82%+	0.70%+	0.67%+	0.33	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.01%	0.00%§	0.00	%§*
Portfolio Turnover Rate	33%	40%	33%	37%	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.25%	3.84%	3.87%	3.82%	4.79	%+*
Net Investment Loss to Average Net Assets	(1.59)%	(1.89)%	(2.03)%	(2.00)%	(3.31	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

40

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

International Opportunity Portfolio

	Class A@
	Year Ended December 31,					Period from March 31, 2010^ to December 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$13.78	$11.19		$10.26	$12.04	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.01	0.02		0.05	0.05	0.01
Net Realized and Unrealized Gain (Loss)	0.37	2.89		0.92	(1.30)	2.03
Total from Investment Operations	0.38	2.91		0.97	(1.25)	2.04
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.04)		(0.04)	(0.05)	—
Net Realized Gain	(0.28)	(0.28)		—	(0.48)	—
Total Distributions	(0.29)	(0.32)		(0.04)	(0.53)	—
Redemption Fees	0.00 ‡	—		—	—	—
Net Asset Value, End of Period	$13.87	$13.78		$11.19	$10.26	$12.04
Total Return++	2.71%	26.12%		9.49%	(10.33)%	20.40	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$992	$275		$112	$103	$120
Ratio of Expenses to Average Net Assets (1)	1.49%+	1.44	%+^^	1.39%+	1.40%+	1.40	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.04%+	0.13	%+	0.45%+	0.42%+	0.08	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%		0.01%	0.00%§	0.00	%§*
Portfolio Turnover Rate	33%	40%		33%	37%	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.81%	4.49%		4.12%	4.07%	5.04	%+*
Net Investment Loss to Average Net Assets	(2.28)%	(2.92)%		(2.28)%	(2.25)%	(3.56	)%+*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.40% for Class A shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

41

International Opportunity Portfolio

	Class L
	Year Ended December 31,					Period from March 31, 2010^ to December 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$13.68	$11.13		$10.22	$12.00	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.05)	(0.00	)‡	(0.01)	(0.01)	(0.03)
Net Realized and Unrealized Gain (Loss)	0.36	2.83		0.92	(1.29)	2.03
Total from Investment Operations	0.31	2.83		0.91	(1.30)	2.00
Distributions from and/or in Excess of:
Net Realized Gain	(0.28)	(0.28)		—	(0.48)	—
Redemption Fees	0.00 ‡	—		—	—	—
Net Asset Value, End of Period	$13.71	$13.68		$11.13	$10.22	$12.00
Total Return++	2.24%	25.49%		8.90%	(10.81)%	20.00	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$193	$137		$112	$102	$120
Ratio of Expenses to Average Net Assets (1)	1.99%+	1.92	%+^^	1.89%+	1.90%+	1.90	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.38)%+	(0.00	)%+§	(0.05)%+	(0.08)%+	(0.42	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%		0.01%	0.00%§	0.00	%§*
Portfolio Turnover Rate	33%	40%		33%	37%	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.06%	4.91%		4.62%	4.57%	5.54	%+*
Net Investment Loss to Average Net Assets	(3.45)%	(2.99)%		(2.78)%	(2.75)%	(4.06	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.90% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

42

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

International Opportunity Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2014	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$13.77	$12.75
Income (Loss) from Investment Operations:
Net Investment Income Gain (Loss)†	0.07	(0.02)
Net Realized and Unrealized Gain	0.37	1.41
Total from Investment Operations	0.44	1.39
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.09)
Net Realized Gain	(0.28)	(0.28)
Total Distributions	(0.29)	(0.37)
Redemption Fees	0.00 ‡	—
Net Asset Value, End of Period	$13.92	$13.77
Total Return++	3.22%	10.96	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$11	$11
Ratio of Expenses to Average Net Assets (1)	1.08%+	1.08	%+^^*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.51%+	(0.47	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01	%*
Portfolio Turnover Rate	33%	40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	20.64%	9.61	%*
Net Investment Loss to Average Net Assets	(19.05)%	(9.00	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.09% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

43

Opportunity Portfolio

	Class I*
	Year Ended December 31,					Period from July 1, 2010 to		Year Ended
						December 31,		June 30,
Selected Per Share Data and Ratios	2014		2013	2012	2011	2010		2010
Net Asset Value, Beginning of Period	$21.47		$16.59	$15.16	$15.23	$11.91		$9.59
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.02		0.02	0.02	0.00 ‡	0.02		(0.02)
Net Realized and Unrealized Gain (Loss)	0.61		7.13	1.41	(0.07)	3.30		2.34
Total from Investment Operations	0.63		7.15	1.43	(0.07)	3.32		2.32
Distributions from and/or in Excess of:
Net Realized Gain	(0.44)		(2.27)	—	—	—		—
Net Asset Value, End of Period	$21.66		$21.47	$16.59	$15.16	$15.23		$11.91
Total Return++	3.01%		43.92%	9.43%	(0.46)%	27.88	%#	24.19%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$12.8		$13.6	$11.9	$13.2	$13.0		$11.0
Ratio of Expenses to Average Net Assets (1)	0.81	%+	0.86%+	0.88%+	0.88%+	0.72	%+@	1.14%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A	N/A	0.90	%+@	0.96%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.07	%+	0.13%+	0.14%+	0.01%+	0.25	%+@	(0.14)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00%§	0.00%§	0.00	%§@	N/A
Portfolio Turnover Rate	8%		21%	24%	21%	6	%#	12%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.87%	0.91%	0.95%	N/A		N/A
Net Investment Income (Loss) to Average Net Assets	N/A		0.12%	0.11%	(0.06)%	N/A		N/A

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the 12-month period ended June 30, 2010 reflect the historical per share data of Class I shares of the Predecessor Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

44

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Opportunity Portfolio

	Class A**
	Year Ended December 31,					Period from July 1, 2010 to		Period from May 21, 2010^
						December 31,		to June 30,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010		2010
Net Asset Value, Beginning of Period	$21.23	$16.47		$15.08	$15.19	$11.89		$12.13
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.07)	(0.10)		(0.02)	(0.04)	0.00	‡	(0.01)
Net Realized and Unrealized Gain (Loss)	0.60	7.13		1.41	(0.07)	3.30		(0.23)
Total from Investment Operations	0.53	7.03		1.39	(0.11)	3.30		(0.24)
Distributions from and/or in Excess of:
Net Realized Gain	(0.44)	(2.27)		—	—	—		—
Net Asset Value, End of Period	$21.32	$21.23		$16.47	$15.08	$15.19		$11.89
Total Return++	2.62%	43.51%		9.22%	(0.72)%	27.75	%#	(1.98	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$185,158	$208,161		$12	$2,098	$2,113		$1
Ratio of Expenses to Average Net Assets (1)	1.23%+	1.21	%+^^	1.13%+	1.13%+	0.97	%+*	1.39	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A	N/A	1.15	%+*	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.34)%+	(0.46	)%+	(0.11)%+	(0.24)%+	0.00	%§+*	(0.71	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00%§	0.00%§	0.00	%§*	N/A
Portfolio Turnover Rate	8%	21%		24%	21%	6	%#	12	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.27%	1.22%		1.16%	1.20%	N/A		N/A
Net Investment Loss to Average Net Assets	(0.38)%	(0.47)%		(0.14)%	(0.31)%	N/A		N/A

**  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.23% for Class A Shares. Prior to September 16, 2013, the maximum ratio was 1.13% for Class A Shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

45

Opportunity Portfolio

	Class L*
	Year Ended December 31,				Period from July 1, 2010 to		Year Ended
					December 31,		June 30,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010		2010
Net Asset Value, Beginning of Period	$18.64	$14.74	$13.57	$13.73	$10.78		$8.77
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.16)	(0.11)	(0.09)	(0.10)	(0.03)		(0.13)
Net Realized and Unrealized Gain (Loss)	0.53	6.28	1.26	(0.06)	2.98		2.14
Total from Investment Operations	0.37	6.17	1.17	(0.16)	2.95		2.01
Distributions from and/or in Excess of:
Net Realized Gain	(0.44)	(2.27)	—	—	—		—
Net Asset Value, End of Period	$18.57	$18.64	$14.74	$13.57	$13.73		$10.78
Total Return++	2.07%	42.78%	8.62%	(1.17)%	27.37	%#	22.92%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$29.1	$32.7	$28.0	$30.8	$39.0		$34.8
Ratio of Expenses to Average Net Assets (1)	1.73%+	1.65%+^	1.63%+	1.63%+	1.47	%+@	2.12%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	1.65	%+@	1.94%
Ratio of Net Investment Loss to Average Net Assets (1)	(0.84)%+	(0.65)%+	(0.61)%+	(0.74)%+	(0.50	)%+@	(1.16)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00	%§@	N/A
Portfolio Turnover Rate	8%	21%	24%	21%	6	%#	12%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.74%	1.67%	1.66%	1.70%	N/A		N/A
Net Investment Loss to Average Net Assets	(0.85)%	(0.67)%	(0.64)%	(0.81)%	N/A		N/A

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the 12-month period ended June 30, 2010 reflect the historical per share data of Class L shares of the Predecessor Fund.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.73% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.63% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

46

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Opportunity Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2014	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$21.47	$19.59
Income from Investment Operations:
Net Investment Income†	0.03	0.00	‡
Net Realized and Unrealized Gain	0.62	3.95
Total from Investment Operations	0.65	3.95
Distributions from and/or in Excess of:
Net Realized Gain	(0.44)	(2.07)
Net Asset Value, End of Period	$21.68	$21.47
Total Return++	3.11%	20.51	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$11	$11
Ratio of Expenses to Average Net Assets (1)	0.72%+	0.73	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	0.16%+	0.06	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01	%*
Portfolio Turnover Rate	8%	21	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	18.47%	5.67	%*
Net Investment Loss to Average Net Assets	(17.59)%	(4.88	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.81% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

47

Where to Find
Additional Information

In addition to this Prospectus, the Portfolios have a Statement of Additional Information, dated April 30, 2015 (as may be supplemented from time to time), which contains additional, more detailed information about the Fund and the Portfolios. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Portfolios publish Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") that contain additional information about the respective Portfolio's investments. In each Portfolio's Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected such Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising each of the Portfolios, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund (including the Statement of Additional Information and Shareholder Reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Morgan Stanley Institutional Fund, Inc.
c/o Boston Financial Data Services, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
call toll-free 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

The Fund's Investment Company Act registration number is 811-05624.

IFTEQ1PRO 04/15

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Opportunity Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
U.S. Privacy Policy	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Opportunity Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

Global Opportunity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Opportunity Portfolio Class I	$1,000.00	$1,027.90	$1,019.06	$6.24	$6.21	1.22%
Global Opportunity Portfolio Class A	1,000.00	1,025.40	1,017.09	8.22	8.19	1.61
Global Opportunity Portfolio Class L	1,000.00	1,025.60	1,016.94	8.37	8.34	1.64
Global Opportunity Portfolio Class IS	1,000.00	1,027.80	1,019.31	5.98	5.96	1.17

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

Global Opportunity Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 9.04%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against the Portfolio's benchmark, the MSCI All Country World Index (the "Index"), which returned 4.16%.

Factors Affecting Performance

•  Global equity market performance during the period was essentially divided between the U.S., which performed well, and non-U.S., which struggled. In the U.S., strong economic growth, further reduction in the unemployment rate, the gradual winding down of the Federal Reserve's (Fed) stimulus program as expected, generally healthy corporate earnings and low inflation bolstered investor optimism for U.S. stocks.

•  In contrast, growth in Europe and Japan languished. Investors' hopes for another round of quantitative easing (QE) stimulus from the Bank of Japan and a QE plan from the European Central Bank were realized later than expected in Japan and not at all in Europe. These macro economic concerns and policy debates contributed to volatility in European and Japanese markets during the period.

•  Emerging markets also struggled with negative investor sentiment and deteriorating outlooks. While some individual economies and markets were bright spots during the period, emerging markets asset classes were challenged by moderating growth in China, falling commodity prices, a stronger U.S. dollar and uncertainties about potentially rising U.S. interest rates.

•  In addition to concerns about weakening global growth, rising geopolitical risk contributed to turbulence across global equity markets, with the Russia-Ukraine clash quickly escalating to a crisis and the Islamic State terrorist group seizing territory in the Middle East. Later in the year, an unexpectedly sharp decline in oil prices destabilized markets, as energy-exporting economies and energy companies are likely to suffer, while consumers in importing countries may see their disposable incomes boosted.

•  The Portfolio's relative outperformance versus the Index was driven by both stock selection and sector allocation, although sector allocations are a result of where we're finding the most attractive individual stock opportunities.

•  Adding the most to relative returns was stock selection in the consumer staples sector, where the Portfolio's holding in a liquor producer in China (which is not represented in the Index) was the top contributor to performance in the overall Portfolio during the period.i

•  The Portfolio's lack of exposure to the energy sector, the Index's weakest-performing group, was advantageous to performance.

•  The consumer discretionary sector was the third-largest contributor, primarily due to stock selection there. Relative gains in the sector were led by a position in an after-school tutoring provider serving kindergarten through 12th grade throughout China, a stock which is not represented in the Index.

•  The Portfolio's lack of exposure to the health care sector, which was the best-performing sector in the Index during the period, was unfavorable to relative results and the main detractor.

•  An underweight position in the utilities sector also dampened relative returns, as the sector was the third-best performing sector in the Index during the period.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for established and emerging franchise companies located throughout the world. We typically favor companies with the potential for strong free cash flow generation as well as have consistent or rising earnings growth records and compelling business strategies, and that we believe are undervalued at the time of purchase. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

(i)  To gain exposure to the stock, the Portfolio utilized a P-note (participation note), which is intended to mirror the performance of the underlying stock. There is no leverage associated with P-notes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Global Opportunity Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on May 30, 2008.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	9.04%	15.59%	—	9.86%
MSCI All Country World Index	4.16	9.17	—	3.33
Lipper Global Multi-Cap Growth Funds Index	2.86	9.76	—	4.14
Portfolio — Class A Shares w/o sales charges(4)	8.55	—	—	17.64
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	2.83	—	—	16.27
MSCI All Country World Index	4.16	—	—	11.86
Lipper Global Multi-Cap Growth Funds Index	2.86	—	—	11.80
Portfolio — Class L Shares w/o sales charges(4)	8.46	15.15	—	9.48
MSCI All Country World Index	4.16	9.17	—	3.33
Lipper Global Multi-Cap Growth Funds Index	2.86	9.76	—	4.14
Portfolio — Class IS Shares w/o sales charges(5)	8.96	—	—	21.62
MSCI All Country World Index	4.16	—	—	9.53
Lipper Global Multi-Cap Growth Funds Index	2.86	—	—	9.52

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Global Opportunity Portfolio

reimbursements when it deems that such action is appropriate. The Distributor has agreed to waive for at least one year the 12b-1 fee on Class L shares of the Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis.

(4)  On May 21, 2010 Class C and Class I shares of Van Kampen Global Growth Fund ("the Predecessor Fund") were reorganized into Class L and Class I shares of Morgan Stanley Global Growth Portfolio ("the Portfolio"), respectively. Class L and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class C and I shares of the Predecessor Fund commenced operations on May 30, 2008. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010. In October 2010, the Morgan Stanley Global Growth Portfolio changed its name to the Morgan Stanley Global Opportunity Portfolio.

(5)  Commenced offering on September 13, 2013.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

Global Opportunity Portfolio

	Shares	Value (000)
Common Stocks (90.8%)
Australia (0.0%)
AET&D Holdings No. 1 Ltd. (a)(b)(c)	36,846	$—
Belgium (1.6%)
Anheuser-Busch InBev N.V.	3,478	391
Brazil (2.9%)
CETIP SA — Mercados Organizados	59,144	716
Canada (1.8%)
Brookfield Infrastructure Partners LP	10,896	456
China (12.8%)
Autohome, Inc. ADR (a)	15,364	559
Baidu, Inc. ADR (a)	3,299	752
JD.com, Inc. ADR (a)	11,792	273
Qihoo 360 Technology Co., Ltd. ADR (a)	6,485	371
TAL Education Group ADR (a)	45,093	1,267
		3,222
Denmark (4.6%)
DSV A/S	37,973	1,154
Hong Kong (0.7%)
Louis XIII Holdings Ltd. (a)	433,620	187
India (4.2%)
Adani Ports and Special Economic Zone	102,393	517
Jubilant Foodworks Ltd. (a)	24,278	527
		1,044
Japan (2.2%)
Calbee, Inc.	15,800	546
Korea, Republic of (4.6%)
Hotel Shilla Co., Ltd. (a)	4,875	403
NAVER Corp. (a)	1,172	757
		1,160
South Africa (3.5%)
Naspers Ltd., Class N	6,916	890
Switzerland (1.5%)
Kuehne & Nagel International AG (Registered)	2,796	380
United Kingdom (5.4%)
Burberry Group PLC	31,922	809
Intertek Group PLC	7,472	271
Just Eat PLC (a)	57,365	273
		1,353
United States (45.0%)
Amazon.com, Inc. (a)	4,322	1,341
Cognizant Technology Solutions Corp., Class A (a)	14,082	742
EPAM Systems, Inc. (a)	20,560	982
Facebook, Inc., Class A (a)	22,145	1,728
Google, Inc., Class A (a)	1,413	750
Google, Inc., Class C (a)	1,432	754
Greenlight Capital Re Ltd., Class A (a)	13,585	443
Luxoft Holding, Inc. (a)	19,716	759
Mastercard, Inc., Class A	9,888	852
Monsanto Co.	3,882	464
Priceline Group, Inc. (a)	698	796
	Shares	Value (000)
Visa, Inc., Class A	3,234	$848
WisdomTree Investments, Inc.	32,466	509
Wynn Resorts Ltd.	2,200	327
		11,295
Total Common Stocks (Cost $18,470)		22,794
Preferred Stocks (1.5%)
India (1.1%)
Flipkart Online Services Pvt Ltd. Series D (a)(b)(c)(d) (acquisition cost — $51; acquired 10/4/13)	2,242	268
United States (0.4%)
Airbnb, Inc. Series D (a)(b)(c)(d) (acquisition cost — $92; acquired 4/16/14)	2,259	114
Total Preferred Stocks (Cost $143)		382
Convertible Preferred Stock (0.0%)
China (0.0%)
Youku Tudou, Inc., Class A (a)(b)(c)(d) (acquisition cost — $—@; acquired 9/16/10) (Cost $—@)	9	—	@
Participation Notes (4.1%)
China (4.1%)
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 2/13/15 (a)	20,878	640
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 3/4/21 (a)	12,885	394
Total Participation Notes (Cost $813)		1,034
	Notional Amount
Call Options Purchased (0.1%)
Foreign Currency Options (0.1%)
USD/CNY June 2015 @ CNY 6.62	2,754,345	5
USD/CNY November 2015 @ CNY 6.65	2,863,668	14
Total Call Options Purchased (Cost $17)		19
	Shares
Short-Term Investment (2.5%)
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $619)	619,304	619
Total Investments (99.0%) (Cost $20,062) (e)		24,848
Other Assets in Excess of Liabilities (1.0%)		243
Net Assets (100.0%)		$25,091

(a)  Non-income producing security.

(b)  At December 31, 2014, the Portfolio held fair valued securities valued at approximately $382,000, representing 1.5% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2014.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Global Opportunity Portfolio

(d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2014 amounts to approximately $382,000 and represents 1.5% of net assets.

(e)  The approximate fair value and percentage of net assets, $7,821,000 and 31.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

@  Value is less than $500.

ADR  American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	32.2%
Internet Software & Services	23.9
Information Technology Services	16.8
Internet & Catalog Retail	11.2
Beverages	5.7
Diversified Consumer Services	5.1
Hotels, Restaurants & Leisure	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $19,443)	$24,229
Investment in Security of Affiliated Issuer, at Value (Cost $619)	619
Total Investments in Securities, at Value (Cost $20,062)	24,848
Foreign Currency, at Value (Cost $—@)	—	@
Cash	4
Receivable for Investments Sold	1,072
Receivable for Portfolio Shares Sold	53
Due from Adviser	15
Dividends Receivable	11
Tax Reclaim Receivable	4
Receivable from Affiliate	—	@
Other Assets	17
Total Assets	26,024
Liabilities:
Payable for Investments Purchased	822
Payable for Professional Fees	66
Deferred Capital Gain Country Tax	19
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	4
Payable for Transfer Agency Fees — Class L	1
Payable for Portfolio Shares Redeemed	7
Payable for Custodian Fees	3
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Administration Fees	2
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Other Liabilities	4
Total Liabilities	933
Net Assets	$25,091
Net Assets Consist Of:
Paid-in-Capital	$20,000
Accumulated Net Investment Loss	(—	@)
Accumulated Net Realized Gain	325
Unrealized Appreciation (Depreciation) on:
Investments (Net of $19 of Deferred Capital Gain Country Tax)	4,767
Foreign Currency Translations	(1)
Net Assets	$25,091

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2014 (000)
CLASS I:
Net Assets	$11,037
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	789,392
Net Asset Value, Offering and Redemption Price Per Share	$13.98
CLASS A:
Net Assets	$12,952
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	942,270
Net Asset Value, Redemption Price Per Share	$13.75
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.76
Maximum Offering Price Per Share	$14.51
CLASS L:
Net Assets	$1,091
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	80,095
Net Asset Value, Offering and Redemption Price Per Share	$13.62
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	805
Net Asset Value, Offering and Redemption Price Per Share	$13.99

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $7 of Foreign Taxes Withheld)	$120
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	120
Expenses:
Advisory Fees (Note B)	144
Professional Fees	124
Registration Fees	55
Shareholder Services Fees — Class A (Note D)	18
Distribution and Shareholder Services Fees — Class L (Note D)	7
Custodian Fees (Note F)	19
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	10
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class IS (Note E)	2
Shareholder Reporting Fees	15
Administration Fees (Note C)	13
Pricing Fees	6
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	3
Sub Transfer Agency Fees — Class L	— @
Directors' Fees and Expenses	1
Other Expenses	9
Total Expenses	433
Waiver of Advisory Fees (Note B)	(144)
Expenses Reimbursed by Adviser (Note B)	(62)
Distribution Fees — Class L Shares Waived (Note D)	(4)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	219
Net Investment Loss	(99)
Realized Gain (Loss):
Investments Sold	1,335
Foreign Currency Transactions	(4)
Net Realized Gain	1,331
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $15)	38
Foreign Currency Translations	(1)
Net Change in Unrealized Appreciation (Depreciation)	37
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,368
Net Increase in Net Assets Resulting from Operations	$1,269

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(99)	$(33)
Net Realized Gain	1,331	1,190
Net Change in Unrealized Appreciation (Depreciation)	37	2,357
Net Increase in Net Assets Resulting from Operations	1,269	3,514
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(523)	(730)
Class A*:
Net Realized Gain	(586)	(289)
Class H*:
Net Realized Gain	—	(98	)**
Class L:
Net Realized Gain	(71)	(51)
Class IS:
Net Realized Gain	(1)	(1	)***
Total Distributions	(1,181)	(1,169)
Capital Share Transactions:(1)
Class I:
Subscribed	3,648	717
Distributions Reinvested	124	93
Redeemed	(166)	(60)
Class A*:
Subscribed	10,218	237
Distributions Reinvested	586	288
Conversion from Class H	—	3,201
Redeemed	(1,863)	(182)
Class H*:
Subscribed	—	5	**
Distributions Reinvested	—	97	**
Conversion to Class A	—	(3,201)
Redeemed	—	(1,340	)**
Class L:
Subscribed	809	26
Distributions Reinvested	62	37
Redeemed	(303)	(33)
Class IS:
Subscribed	—	10	***
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	13,115	(105)
Total Increase in Net Assets	13,203	2,240
Net Assets:
Beginning of Period	11,888	9,648
End of Period (Including Accumulated Net Investment Loss of $(—@) and $(—@))	$25,091	$11,888

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	258	64
Shares Issued on Distributions Reinvested	9	7
Shares Redeemed	(12)	(4)
Net Increase in Class I Shares Outstanding	255	67
Class A*:
Shares Subscribed	734	18
Shares Issued on Distributions Reinvested	43	22
Conversion from Class H	—	268
Shares Redeemed	(136)	(15)
Net Increase in Class A Shares Outstanding	641	293
Class H*:
Shares Subscribed	—	1 **
Shares Issued on Distributions Reinvested	—	9 **
Conversion to Class A	—	(268)
Shares Redeemed	—	(124)**
Net Decrease in Class H Shares Outstanding	—	(382)
Class L:
Shares Subscribed	58	2
Shares Issued on Distributions Reinvested	5	3
Shares Redeemed	(22)	(3)
Net Increase in Class L Shares Outstanding	41	2
Class IS:
Shares Subscribed	—	1 ***

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.
The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Opportunity Portfolio

	Class I**
	Year Ended December 31,				Period from April 1, 2010 to December 31,		Year Ended March 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010		2010
Net Asset Value, Beginning of Period	$13.65	$10.84	$10.26	$11.58	$9.53		$5.08
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.06)	(0.02)	0.01	0.02	(0.00	)‡	0.01
Net Realized and Unrealized Gain (Loss)	1.26	4.21	1.01	(0.57)	2.05		4.47
Total from Investment Operations	1.20	4.19	1.02	(0.55)	2.05		4.48
Distributions from and/or in Excess of:
Net Investment Income	—	—	—	—	—		(0.03)
Net Realized Gain	(0.87)	(1.38)	(0.44)	(0.77)	—		—
Total Distributions	(0.87)	(1.38)	(0.44)	(0.77)	—		(0.03)
Redemption Fees	—	—	—	0.00 ‡	—		—
Net Asset Value, End of Period	$13.98	$13.65	$10.84	$10.26	$11.58		$9.53
Total Return++	9.04%	40.12%	9.99%	(4.90)%	21.51	%#	88.32%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$11.0	$7.3	$5.1	$8.4	$5.4		$5.6
Ratio of Expenses to Average Net Assets (1)	1.17%+	1.24%+	1.25%+	1.25%+	1.25	%+*	1.25%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	1.07	%+*	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.42)%+	(0.21)%+	0.06%+	0.13%+	(0.01	)%+*	0.09%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.00%§	0.00%§	0.01	%*	N/A
Portfolio Turnover Rate	29%	38%	33%	39%	19	%#	17%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.47%	3.36%	2.57%	2.92%	2.77	%+*	4.51%
Net Investment Loss to Average Net Assets	(1.72)%	(2.33)%	(1.26)%	(1.54)%	(1.53	)%+*	(3.17)%

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the period ended December 31, 2010 and the prior year reflects the historical per share data of Class I shares of the Predecessor Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Opportunity Portfolio

	Class A@
	Year Ended December 31,					Period from May 21, 2010^ to December 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$13.48	$10.75		$10.21	$11.56	$8.62
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.11)	(0.15)		(0.02)	(0.01)	(0.06)
Net Realized and Unrealized Gain (Loss)	1.25	4.26		1.00	(0.57)	3.00
Total from Investment Operations	1.14	4.11		0.98	(0.58)	2.94
Distributions from and/or in Excess of:
Net Realized Gain	(0.87)	(1.38)		(0.44)	(0.77)	—
Redemption Fees	—	—		—	0.00 ‡	—
Net Asset Value, End of Period	$13.75	$13.48		$10.75	$10.21	$11.56
Total Return++	8.55%	39.80%		9.65%	(5.16)%	34.11	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,952	$4,057		$87	$10	$11
Ratio of Expenses to Average Net Assets (1)	1.56%+	1.59	%+^^	1.50%+	1.50%+	1.53	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A	N/A	0.87	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.82)%+	(1.15	)%+	(0.19)%+	(0.12)%+	(0.89	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§	0.00%§	0.00%§	0.01	%*
Portfolio Turnover Rate	29%	38%		33%	39%	19	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.86%	3.93%		2.82%	3.17%	4.52	%+*
Net Investment Loss to Average Net Assets	(2.12)%	(3.49)%		(1.51)%	(1.79)%	(3.88	)%+*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Opportunity Portfolio

	Class L**
	Year Ended December 31,					Period from April 1, 2010 to December 31,		Year Ended March 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010		2010
Net Asset Value, Beginning of Period	$13.38	$10.68		$10.15	$11.50	$9.48		$5.08
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.12)	(0.07)		(0.03)	(0.02)	(0.04)		(0.09)
Net Realized and Unrealized Gain (Loss)	1.23	4.15		1.00	(0.56)	2.06		4.51
Total from Investment Operations	1.11	4.08		0.97	(0.58)	2.02		4.42
Distributions from and/or in Excess of:
Net Investment Income	—	—		—	—	—		(0.02)
Net Realized Gain	(0.87)	(1.38)		(0.44)	(0.77)	—		—
Total Distributions	(0.87)	(1.38)		(0.44)	(0.77)	—		(0.02)
Redemption Fees	—	—		—	0.00 ‡	—		—
Net Asset Value, End of Period	$13.62	$13.38		$10.68	$10.15	$11.50		$9.48
Total Return++	8.46%	39.79%		9.61%	(5.19)%	21.31	%#	87.08%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$1.0	$0.5		$0.4	$0.5	$0.7		$1.4
Ratio of Expenses to Average Net Assets (1)	1.64%+	1.58	%+^^	1.55%+	1.55%+	2.09	%+*	2.11%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A	N/A	1.91	%+*	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.87)%+	(0.57	)%+	(0.24)%+	(0.17)%+	(0.85	)%+*	(1.03)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§	0.00%§	0.00%§	0.01	%*	N/A
Portfolio Turnover Rate	29%	38%		33%	39%	19	%#	17%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.52%	4.23%		3.32%	3.67%	3.61	%+*	5.37%
Net Investment Loss to Average Net Assets	(2.75)%	(3.22)%		(2.01)%	(2.29)%	(2.37	)%+*	(4.29)%

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the period ended December 31, 2010 and the prior year reflects the historical per share data of Class C shares of the Predecessor Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Opportunity Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2014	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$13.65	$12.43
Income (Loss) from Investment Operations:
Net Investment Income Loss†	(0.06)	(0.03)
Net Realized and Unrealized Gain	1.27	2.27
Total from Investment Operations	1.21	2.24
Distributions from and/or in Excess of:
Net Realized Gain	(0.87)	(1.02)
Net Asset Value, End of Period	$13.99	$13.65
Total Return++	8.96%	18.35	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$11	$11
Ratio of Expenses to Average Net Assets (1)	1.17%+	1.18	%+^^*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.42)%+	(0.74	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§*
Portfolio Turnover Rate	29%	38	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	19.50%	8.44	%*
Net Investment Loss to Average Net Assets	(18.75)%	(8.00	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.18% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Opportunity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Beverages	$—	$391	$—		$391
Capital Markets	509	716	—		1,225
Chemicals	464	—	—		464
Construction & Engineering	—	187	—		187
Diversified Consumer Services	1,267	—	—		1,267
Electric Utilities	456	—	—	†	456	†
Food Products	—	546	—		546
Hotels, Restaurants & Leisure	327	930	—		1,257
Information Technology Services	4,183	—	—		4,183
Insurance	443	—	—		443
Internet & Catalog Retail	2,410	—	—		2,410
Internet Software & Services	4,914	1,030	—		5,944
Marine	—	380	—		380
Media	—	890	—		890
Professional Services	—	271	—		271
Road & Rail	—	1,154	—		1,154

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Textiles, Apparel & Luxury Goods	$—	$809	$—		$809
Transportation Infrastructure	—	517	—		517
Total Common Stocks	14,973	7,821	—	†	22,794	†
Preferred Stocks	—	—	382		382
Convertible Preferred Stock	—	—	—	@	—	@
Participation Notes	—	1,034	—		1,034
Call Options Purchased	—	19	—		19
Short-Term Investment
Investment Company	619	—	—		619
Total Assets	$15,592	$8,874	$382	†	$24,848	†

@  Value is less than $500.

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $7,548,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)		Convertible Preferred Stock (000)			Preferred Stocks (000)
Beginning Balance	$—	†		$—	@	$53
Purchases	—			—		92
Sales	—			—		—
Amortization of discount	—			—		—
Transfers in	—			—		—
Transfers out	—			—		—
Corporate actions	—			—		—
Change in unrealized appreciation (depreciation)	—			(—	@)	237
Realized gains (losses)	—			—		—
Ending Balance	$—	†		$—	@	$382
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$—		$	(—	@)	$237

@  Value is less than $500.

†  Includes one security which is valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2014. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2014 (000)	Valuation Technique	Unobservable Input	Range		Selected Value	Impact to Valuation from an Increase in Input
Internet & Catalog Retail
Preferred Stocks	$114	Market Transaction Method	Tender Offer Valuation	$50.41	$50.41	$50.41	Increase
	$268	Market Transaction Method	Precedent Transaction of Preferred Stock	$119.76	$119.76	$119.76	Increase

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Options Purchased	Investments, at Value (Call Options Purchased)	Currency Risk	$19	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$(12	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$8	(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Options Purchased	$19	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$19	$—	$—	$19

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Options Purchased:
Average monthly notional amount	5,448,000

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

semiannually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses-distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.90%	0.85%	0.80%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I shares, 1.60% for Class A shares, 1.65% for Class L shares and 1.18% for Class IS shares. Effective January 23, 2015, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 1.50% for Class L shares and 1.03% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $144,000 of advisory fees were waived and approximately $65,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year the 12b-1 fees on Class L shares of the Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2014, this waiver amounted to approximately $4,000.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $15,733,000 and $4,563,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2014 (000)
$88	$14,848	$14,317	$—	@	$619

@ Amount is less than $500.

During the year ended December 31, 2014, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$160	$1,020	$25	$1,144

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$99	$(101)	$2

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3	$344

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $20,085,000. The aggregate gross unrealized appreciation is approximately $4,995,000 and the aggregate gross unrealized depreciation is approximately $232,000 resulting in net unrealized appreciation of approximately $4,763,000.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 48% and 17%, for Class A and Class L shares, respectively.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Opportunity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014. For corporate shareholders, 22.8% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $1,020,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $133,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGOANN
1110059 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Opportunity Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
U.S. Privacy Policy	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Opportunity Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

Opportunity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Opportunity Portfolio Class I	$1,000.00	$1,020.60	$1,021.17	$4.07	$4.08	0.80%
Opportunity Portfolio Class A	1,000.00	1,019.00	1,019.00	6.26	6.26	1.23
Opportunity Portfolio Class L	1,000.00	1,016.40	1,016.48	8.79	8.79	1.73
Opportunity Portfolio Class IS	1,000.00	1,021.10	1,021.53	3.72	3.72	0.73

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

Opportunity Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 3.01%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 13.05%.

Factors Affecting Performance

•  U.S. stocks enjoyed strong performance in the year ended December 31, 2014, driven higher primarily by investor optimism about the economy. The market did encounter periodic spikes in volatility in response to a variety of factors. Some were economic concerns, from the weather-related contraction in U.S. growth in the first quarter of 2014, to moderating growth in China, stagnation in Europe, and recession in Japan. Geopolitical uncertainties also disrupted the market, including the Russia-Ukraine crisis, the rise of terrorist group the Islamic State, and the Ebola outbreak. Nevertheless, following the downturns, the broad market rebounded to new highs.

•  Large-cap growth stocks, as measured by the Index, gained 13.05% for the period. Leading the Index's performance was the health care sector, followed by the utilities and information technology (IT) sectors. The energy sector was the weakest performer and the only Index sector with a negative return, as oil prices suffered a surprisingly strong decline in 2014 due to the combination of a supply glut and slackening global demand.

•  A notable event during the period was a widespread sell-off in high growth and high valuation multiple stocks that began in March and continued on through April. Generally, we believe the sell-off was not due to company-specific fundamentals but rather driven by a broad rotation out of such names. Although the share prices of several of the Portfolio's holdings (IT stocks, in particular) took a hit during this downturn, these companies' fundamentals remained largely robust. Overall, we remain optimistic about the long-term outlook for the companies owned.

•  The Portfolio's overall underperformance relative to the Index was driven by stock selection.

•  Stock selection in the consumer discretionary sector was the largest detractor from relative performance. The Portfolio held an e-commerce giant that saw its share price pressured during the general sell-off in high growth, high multiple stocks in early 2014. In addition, the company's results have fallen short of analysts' high expectations. However, we believe its near-term profitability concerns may be transitory and remain attracted to the company over the long term.

•  The Portfolio's lack of exposure to the health care sector, which was the best-performing sector in the Index during the period, was unfavorable to relative results.

•  Stock selection in the IT sector was disadvantageous to relative performance. The Portfolio's third-largest detractor was a position in a global microblogging platform that saw its share price tumble after disappointing analysts' very high expectations. We are monitoring the company's situation and continue to believe in its long-term prospects. Relative performance also suffered due to the Portfolio's lack of exposure to a consumer electronics, computer hardware and software firm that performed well in the Index during the period.

•  The Portfolio's significant underweight position in energy, the worst-performing sector during the period, benefited relative performance. The Portfolio held only one energy stock, which was sold during the period.

•  Stock selection in consumer staples boosted relative performance, as the Portfolio's holding in a liquor producer in China (which is not represented in the Index) was the second best contributor to performance in the overall Portfolio during the period.(i)

(i)  To gain exposure to the stock, the Portfolio utilized a P-note (participation note), which is intended to mirror the performance of the underlying stock. There is no leverage associated with P-notes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Opportunity Portfolio

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for established and emerging franchise companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. We typically favor companies with the potential for strong free cash flow generation as well as have consistent or rising earnings growth records and compelling business strategies, and that we believe are undervalued at the time of purchase. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers, as was the case during this reporting period. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

*  Actual Minimum Investment for Class L shares is $1,000.

**  Performance shown for the Portfolio's Class L shares reflects the performance of the Class C shares of the Predecessor Fund for periods prior to May 21, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, I and IS shares will vary from the performance of Class L shares based upon their different inception dates and will be impacted by fees assessed to those classes (if applicable).

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	3.01%	14.08%	—	9.96%
Russell 1000® Growth Index	13.05	15.81	—	8.80
Lipper Multi-Cap Growth Funds Index	11.08	15.22	—	8.30
Portfolio — Class A Shares w/o sales charges(4)	2.62	—	—	16.21
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–2.78	—	—	14.86
Russell 1000® Growth Index	13.05	—	—	17.91
Lipper Multi-Cap Growth Funds Index	11.08	—	—	17.01
Portfolio — Class L Shares w/o sales charges(4)	2.07	13.15	8.81%	5.30
Russell 1000® Growth Index	13.05	15.81	8.49	4.99
Lipper Multi-Cap Growth Funds Index	11.08	15.22	8.14	5.66
Portfolio — Class IS Shares w/o sales charges(5)	3.11	—	—	18.20
Russell 1000® Growth Index	13.05	—	—	19.13
Lipper Multi-Cap Growth Funds Index	11.08	—	—	17.33

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Opportunity Portfolio

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  On May 21, 2010 Class C and Class I shares of Van Kampen Equity Growth Fund ("the Predecessor Fund") were reorganized into Class L and Class I shares of Morgan Stanley Equity Growth Portfolio ("the Portfolio"), respectively. Class L and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class I shares of the Predecessor Fund commenced operations on August 12, 2005. The Class C shares of the Predecessor Fund commenced operations on May 28, 1998. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010. In October 2010, the Morgan Stanley Equity Growth Portfolio changed its name to the Morgan Stanley Opportunity Portfolio.

(5)  Commenced offering September 13, 2013.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

Opportunity Portfolio

	Shares	Value (000)
Common Stocks (95.1%)
Aerospace & Defense (1.9%)
TransDigm Group, Inc.	21,908	$4,302
Air Freight & Logistics (1.3%)
Expeditors International of Washington, Inc.	66,922	2,985
Beverages (1.7%)
Anheuser-Busch InBev N.V. (Belgium)	33,757	3,799
Capital Markets (4.7%)
CETIP SA — Mercados Organizados (Brazil)	289,051	3,500
WisdomTree Investments, Inc.	460,148	7,213
		10,713
Chemicals (4.2%)
Monsanto Co.	80,350	9,599
Diversified Consumer Services (2.6%)
TAL Education Group ADR (China) (a)	205,687	5,778
Diversified Financial Services (4.8%)
CME Group, Inc.	45,704	4,052
MSCI, Inc.	144,041	6,833
		10,885
Hotels, Restaurants & Leisure (2.6%)
Wynn Resorts Ltd.	39,907	5,937
Information Technology Services (18.7%)
Cognizant Technology Solutions Corp., Class A (a)	128,470	6,765
EPAM Systems, Inc. (a)	59,654	2,849
FleetCor Technologies, Inc. (a)	30,606	4,551
Luxoft Holding, Inc. (a)	59,955	2,309
Mastercard, Inc., Class A	150,511	12,968
Visa, Inc., Class A	49,316	12,931
		42,373
Insurance (3.0%)
Greenlight Capital Re Ltd., Class A (a)	205,494	6,709
Internet & Catalog Retail (18.6%)
Amazon.com, Inc. (a)	90,141	27,975
Priceline Group, Inc. (a)	12,557	14,318
		42,293
Internet Software & Services (25.6%)
Baidu, Inc. ADR (China) (a)	20,101	4,582
Facebook, Inc., Class A (a)	360,762	28,147
Google, Inc., Class A (a)	17,528	9,301
Google, Inc., Class C (a)	19,459	10,243
NAVER Corp. (Korea, Republic of) (a)	4,066	2,627
Twitter, Inc. (a)	90,963	3,263
		58,163
Road & Rail (3.6%)
DSV A/S (Denmark)	270,337	8,212
Textiles, Apparel & Luxury Goods (1.8%)
Burberry Group PLC (United Kingdom)	165,186	4,186
Total Common Stocks (Cost $114,615)		215,934
	Shares	Value (000)
Preferred Stock (0.8%)
Internet & Catalog Retail (0.8%)
Airbnb, Inc. Series D (a)(b)(c)(d) (acquisition cost — $1,502; acquired 4/16/14) (Cost $1,502)	36,894	$1,860
Participation Note (3.2%)
Beverages (3.2%)
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 3/4/21 (a) (Cost $5,362)	235,037	7,188
	Notional Amount
Call Options Purchased (0.1%)
Foreign Currency Options (0.1%)
USD/CNY June 2015 @ CNY 6.62	43,552,434	75
USD/CNY November 2015 @ CNY 6.65	36,335,180	184
Total Call Options Purchased (Cost $240)		259
	Shares
Short-Term Investment (0.3%)
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $657)	657,472	657
Total Investments (99.5%) (Cost $122,376) (e)		225,898
Other Assets in Excess of Liabilities (0.5%)		1,141
Net Assets (100.0%)		$227,039

(a)  Non-income producing security.

(b)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2014 amounts to approximately $1,860,000 and represents 0.8% of net assets.

(c)  Security has been deemed illiquid at December 31, 2014.

(d)  At December 31, 2014, the Portfolio held a fair valued security valued at approximately $1,860,000, representing 0.8% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(e)  The approximate fair value and percentage of net assets, $22,324,000 and 9.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR    American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Opportunity Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	36.0%
Internet Software & Services	25.7
Information Technology Services	18.8
Internet & Catalog Retail	19.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $121,719)	$225,241
Investment in Security of Affiliated Issuer, at Value (Cost $657)	657
Total Investments in Securities, at Value (Cost $122,376)	225,898
Foreign Currency, at Value (Cost $1)	1
Receivable for Investments Sold	11,903
Dividends Receivable	153
Tax Reclaim Receivable	8
Receivable for Portfolio Shares Sold	1
Receivable from Affiliate	— @
Other Assets	26
Total Assets	237,990
Liabilities:
Payable for Investments Purchased	9,700
Payable for Portfolio Shares Redeemed	292
Due to Broker	260
Payable for Advisory Fees	250
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	145
Payable for Transfer Agency Fees — Class L	20
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	103
Payable for Sub Transfer Agency Fees — Class L	20
Payable for Shareholder Services Fees — Class A	40
Payable for Distribution and Shareholder Services Fees — Class L	19
Payable for Professional Fees	53
Payable for Administration Fees	16
Payable for Custodian Fees	4
Other Liabilities	27
Total Liabilities	10,951
Net Assets	$227,039
Net Assets Consist Of:
Paid-in-Capital	$120,667
Accumulated Net Investment Loss	(3)
Accumulated Net Realized Gain	2,855
Unrealized Appreciation (Depreciation) on:
Investments	103,522
Foreign Currency Translations	(2)
Net Assets	$227,039

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2014 (000)
CLASS I:
Net Assets	$12,751
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	588,654
Net Asset Value, Offering and Redemption Price Per Share	$21.66
CLASS A:
Net Assets	$185,158
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	8,682,792
Net Asset Value, Redemption Price Per Share	$21.32
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.18
Maximum Offering Price Per Share	$22.50
CLASS L:
Net Assets	$29,119
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,568,327
Net Asset Value, Offering and Redemption Price Per Share	$18.57
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	510
Net Asset Value, Offering and Redemption Price Per Share	$21.68

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $47 of Foreign Taxes Withheld)	$2,109
Dividends from Security of Affiliated Issuer (Note G)	2
Total Investment Income	2,111
Expenses:
Advisory Fees (Note B)	1,194
Shareholder Services Fees — Class A (Note D)	488
Distribution and Shareholder Services Fees — Class L (Note D)	229
Transfer Agency Fees (Note E)	5
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	383
Transfer Agency Fees — Class L (Note E)	52
Transfer Agency Fees — Class IS (Note E)	2
Sub Transfer Agency Fees	20
Sub Transfer Agency Fees — Class I	8
Sub Transfer Agency Fees — Class A	170
Sub Transfer Agency Fees — Class L	26
Administration Fees (Note C)	191
Professional Fees	118
Shareholder Reporting Fees	99
Registration Fees	64
Custodian Fees (Note F)	34
Directors' Fees and Expenses	7
Pricing Fees	6
Other Expenses	21
Total Expenses	3,119
Reimbursement of Class Specific Expenses — Class A (Note B)	(77)
Reimbursement of Class Specific Expenses — Class L (Note B)	(4)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(5)
Net Expenses	3,031
Net Investment Loss	(920)
Realized Gain:
Investments Sold	7,012
Foreign Currency Transactions	14
Net Realized Gain	7,026
Change in Unrealized Appreciation (Depreciation):
Investments	(368)
Foreign Currency Translations	(3)
Net Change in Unrealized Appreciation (Depreciation)	(371)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	6,655
Net Increase in Net Assets Resulting from Operations	$5,735

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(920)	$(452)
Net Realized Gain	7,026	24,778
Net Change in Unrealized Appreciation (Depreciation)	(371)	58,253
Net Increase in Net Assets Resulting from Operations	5,735	82,579
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(252)	(1,310)
Class A*:
Net Realized Gain	(3,870)	(18,620)
Class H*:
Net Realized Gain	—	(2,020)**
Class L:
Net Realized Gain	(697)	(3,650)
Class IS:
Net Realized Gain	(— @)	(1)^
Total Distributions	(4,819)	(25,601)
Capital Share Transactions:(1)
Class I:
Subscribed	3,299	2,858
Distributions Reinvested	245	1,267
Redeemed	(4,460)	(5,402)
Class A*:
Subscribed	4,061	1,716
Distributions Reinvested	3,713	17,797
Conversion from Class H	—	182,310
Redeemed	(31,707)	(15,624)
Class H*:
Subscribed	—	2,568 **
Distributions Reinvested	—	1,916 **
Conversion to Class A	—	(182,310)**
Redeemed	—	(30,117)**
Class L:
Subscribed	301	841
Distributions Reinvested	637	3,317
Redeemed	(4,436)	(6,127)
Class IS:
Subscribed	—	10 ^
Net Decrease in Net Assets Resulting from Capital Share Transactions	(28,347)	(24,980)
Total Increase (Decrease) in Net Assets	(27,431)	31,998
Net Assets:
Beginning of Period	254,470	222,472
End of Period (Including Accumulated Net Investment Loss of $(3) and $(1))	$227,039	$254,470

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	152	147
Shares Issued on Distributions Reinvested	12	62
Shares Redeemed	(208)	(295)
Net Decrease in Class I Shares Outstanding	(44)	(86)
Class A*:
Shares Subscribed	191	81
Shares Issued on Distributions Reinvested	179	866
Conversion from Class H	—	9,616
Shares Redeemed	(1,492)	(759)
Net Increase (Decrease) in Class A Shares Outstanding	(1,122)	9,804
Class H*:
Shares Subscribed	—	149 **
Shares Issued on Distributions Reinvested	—	111 **
Conversion to Class A	—	(9,730)**
Shares Redeemed	—	(1,742)**
Net Decrease in Class H Shares Outstanding	—	(11,212)
Class L:
Shares Subscribed	17	49
Shares Issued on Distributions Reinvested	35	186
Shares Redeemed	(239)	(380)
Net Decrease in Class L Shares Outstanding	(187)	(145)
Class IS:
Shares Subscribed	—	1 ^

@  Amount is less than $500.

^  For the period September 13, 2013 through December 31, 2013.

*  Effective September 9, 2013, Class P and H shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Opportunity Portfolio

	Class I*
	Year Ended December 31,					Period from July 1, 2010 to December 31,		Year Ended June 30,
Selected Per Share Data and Ratios	2014		2013	2012	2011	2010		2010
Net Asset Value, Beginning of Period	$21.47		$16.59	$15.16	$15.23	$11.91		$9.59
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.02		0.02	0.02	0.00 ‡	0.02		(0.02)
Net Realized and Unrealized Gain (Loss)	0.61		7.13	1.41	(0.07)	3.30		2.34
Total from Investment Operations	0.63		7.15	1.43	(0.07)	3.32		2.32
Distributions from and/or in Excess of:
Net Realized Gain	(0.44)		(2.27)	—	—	—		—
Net Asset Value, End of Period	$21.66		$21.47	$16.59	$15.16	$15.23		$11.91
Total Return++	3.01%		43.92%	9.43%	(0.46)%	27.88	%#	24.19%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$12.8		$13.6	$11.9	$13.2	$13.0		$11.0
Ratio of Expenses to Average Net Assets (1)	0.81	%+	0.86%+	0.88%+	0.88%+	0.72	%+@	1.14%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A	N/A	0.90	%+@	0.96%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.07	%+	0.13%+	0.14%+	0.01%+	0.25	%+@	(0.14)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00%§	0.00%§	0.00	%§@	N/A
Portfolio Turnover Rate	8%		21%	24%	21%	6	%#	12%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.87%	0.91%	0.95%	N/A		N/A
Net Investment Income (Loss) to Average Net Assets	N/A		0.12%	0.11%	(0.06)%	N/A		N/A

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the 12-month period ended June 30, 2010 reflect the historical per share data of Class I shares of the Predecessor Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Opportunity Portfolio

	Class A**
	Year Ended December 31,					Period from July 1, 2010 to December 31,		Period from May 21, 2010^ to June 30,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010		2010
Net Asset Value, Beginning of Period	$21.23	$16.47		$15.08	$15.19	$11.89		$12.13
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.07)	(0.10)		(0.02)	(0.04)	0.00	‡	(0.01)
Net Realized and Unrealized Gain (Loss)	0.60	7.13		1.41	(0.07)	3.30		(0.23)
Total from Investment Operations	0.53	7.03		1.39	(0.11)	3.30		(0.24)
Distributions from and/or in Excess of:
Net Realized Gain	(0.44)	(2.27)		—	—	—		—
Net Asset Value, End of Period	$21.32	$21.23		$16.47	$15.08	$15.19		$11.89
Total Return++	2.62%	43.51%		9.22%	(0.72)%	27.75	%#	(1.98	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$185,158	$208,161		$12	$2,098	$2,113		$1
Ratio of Expenses to Average Net Assets (1)	1.23%+	1.21	%+^^	1.13%+	1.13%+	0.97	%+*	1.39	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A	N/A	1.15	%+*	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.34)%+	(0.46	)%+	(0.11)%+	(0.24)%+	0.00	%§+*	(0.71	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00%§	0.00%§	0.00	%§*	N/A
Portfolio Turnover Rate	8%	21%		24%	21%	6	%#	12	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.27%	1.22%		1.16%	1.20%	N/A		N/A
Net Investment Loss to Average Net Assets	(0.38)%	(0.47)%		(0.14)%	(0.31)%	N/A		N/A

**  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.23% for Class A Shares. Prior to September 16, 2013, the maximum ratio was 1.13% for Class A Shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Opportunity Portfolio

	Class L*
	Year Ended December 31,				Period from July 1, 2010 to December 31,		Year Ended June 30,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010		2010
Net Asset Value, Beginning of Period	$18.64	$14.74	$13.57	$13.73	$10.78		$8.77
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.16)	(0.11)	(0.09)	(0.10)	(0.03)		(0.13)
Net Realized and Unrealized Gain (Loss)	0.53	6.28	1.26	(0.06)	2.98		2.14
Total from Investment Operations	0.37	6.17	1.17	(0.16)	2.95		2.01
Distributions from and/or in Excess of:
Net Realized Gain	(0.44)	(2.27)	—	—	—		—
Net Asset Value, End of Period	$18.57	$18.64	$14.74	$13.57	$13.73		$10.78
Total Return++	2.07%	42.78%	8.62%	(1.17)%	27.37	%#	22.92%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$29.1	$32.7	$28.0	$30.8	$39.0		$34.8
Ratio of Expenses to Average Net Assets (1)	1.73%+	1.65%+^	1.63%+	1.63%+	1.47	%+@	2.12%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	1.65	%+@	1.94%
Ratio of Net Investment Loss to Average Net Assets (1)	(0.84)%+	(0.65)%+	(0.61)%+	(0.74)%+	(0.50	)%+@	(1.16)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00	%§@	N/A
Portfolio Turnover Rate	8%	21%	24%	21%	6	%#	12%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.74%	1.67%	1.66%	1.70%	N/A		N/A
Net Investment Loss to Average Net Assets	(0.85)%	(0.67)%	(0.64)%	(0.81)%	N/A		N/A

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the 12-month period ended June 30, 2010 reflect the historical per share data of Class L shares of the Predecessor Fund.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.73% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.63% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.
The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Opportunity Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2014	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$21.47	$19.59
Income from Investment Operations:
Net Investment Income†	0.03	0.00	‡
Net Realized and Unrealized Gain	0.62	3.95
Total from Investment Operations	0.65	3.95
Distributions from and/or in Excess of:
Net Realized Gain	(0.44)	(2.07)
Net Asset Value, End of Period	$21.68	$21.47
Total Return++	3.11%	20.51	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$11	$11
Ratio of Expenses to Average Net Assets (1)	0.72%+	0.73	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	0.16%+	0.06	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01	%*
Portfolio Turnover Rate	8%	21	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	18.47%	5.67	%*
Net Investment Loss to Average Net Assets	(17.59)%	(4.88	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.81% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Opportunity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and emerging franchise companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which

Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$4,302	$—	$—	$4,302
Air Freight & Logistics	2,985	—	—	2,985
Beverages	—	3,799	—	3,799
Capital Markets	7,213	3,500	—	10,713
Chemicals	9,599	—	—	9,599
Diversified Consumer Services	5,778	—	—	5,778
Diversified Financial Services	10,885	—	—	10,885
Hotels, Restaurants & Leisure	5,937	—	—	5,937
Information Technology Services	42,373	—	—	42,373
Insurance	6,709	—	—	6,709
Internet & Catalog Retail	42,293	—	—	42,293
Internet Software & Services	55,536	2,627	—	58,163
Road & Rail	—	8,212	—	8,212
Textiles, Apparel & Luxury Goods	—	4,186	—	4,186
Total Common Stocks	193,610	22,324	—	215,934
Preferred Stock	—	—	1,860	1,860
Participation Note	—	7,188	—	7,188
Call Options Purchased	—	259	—	259
Short-Term Investment
Investment Company	657	—	—	657
Total Assets	$194,267	$29,771	$1,860	$225,898

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $22,324,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Preferred Stock (000)
Beginning Balance	$—
Purchases	1,502
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	358
Realized gains (losses)	—
Ending Balance	$1,860
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$358

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2014.

	Fair Value at December 31, 2014 (000)	Valuation Technique	Unobservable Input	Range		Weighted Average	Impact to Valuation from an Increase in Input
Internet & Catalog Retail
Preferred Stock	$1,860	Market Transaction Method	Tender Offer Valuation	$50.41	$50.41	$50.41	Increase

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Options Purchased	Investments, at Value (Call Options Purchased)	Currency Risk	$259	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$(241	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$131	(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Options Purchased	$259	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$259	$—	$(259)	$0

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Options Purchased:
Average monthly notional amount	101,707,000

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2014, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.50% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.88% for Class I shares, 1.23% for Class A shares, 1.73% for Class L shares and 0.81% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $83,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $19,584,000 and $51,782,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $5,000 relating to the Portfolio's investment in the Liquidity Funds.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$7,433	$35,373	$42,149	$2	$657

During the year ended December 31, 2014, the Portfolio incurred approximately $3,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$392	$4,427	$—	$25,601

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$918	$(405)	$(513)

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$2,644

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $122,164,000. The aggregate gross unrealized appreciation is approximately $104,018,000 and the aggregate gross unrealized depreciation is approximately $284,000 resulting in net unrealized appreciation of approximately $103,734,000.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 67% and 10%, for Class I and Class L shares, respectively.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Opportunity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of years or the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014. For corporate shareholders, 100.0% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $4,427,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIOPPANN
1110200 Exp. 02.29.16

MORGAN STANLEY INSTITUTIONAL FUND, INC.
GLOBAL OPPORTUNITY PORTFOLIO
PART B

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) relates to the shares of common stock (“shares”) of the Global Opportunity Portfolio (the “Acquiring Fund”), a series of Morgan Stanley Institutional Fund, Inc. (the “Company”), to be issued pursuant to an Agreement and Plan of Reorganization, dated April 23, 2015, between the Company, on behalf of the Acquiring Fund, and the Company, on behalf of the Opportunity Portfolio (the “Acquired Fund”), in connection with the acquisition by the Acquiring Fund of substantially all of the assets and the liabilities of the Acquired Fund (the “Reorganization”).

This SAI does not constitute a prospectus.  This SAI does not include all information that a stockholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated July 30, 2015.  A copy of the Proxy Statement and Prospectus may be obtained upon request and without charge by calling (800) 548-7786 (toll-free).  Please retain this document for future reference.

The date of this SAI is July 30, 2015.

Page
Introduction	B-2
Additional Information About the Acquiring Fund	B-2
Financial Statements	B-3

B-1

INTRODUCTION

This SAI is intended to supplement the information provided in the Proxy Statement and Prospectus dated July 30, 2015 (the “Proxy Statement and Prospectus”).  The Proxy Statement and Prospectus has been sent to the Acquired Fund’s Stockholders in connection with the solicitation of proxies by the Board of Directors of the Company, on behalf of the Acquired Fund, to be voted at the Special Meetings of Stockholders of the Acquired Fund to be held on September 25, 2015.  The Company’s Statement of Additional Information, dated April 30, 2015, as it may be amended and supplemented from time to time (the “Company’s Statement of Additional Information”) accompanies and is incorporated by reference in this SAI.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Fund History

For additional information about the Acquiring Fund’s history, see “General Information—Fund History” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Investment Objectives and Policies

For additional information about the Acquiring Fund’s investment objectives and policies, see “Investment Policies and Strategies” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Fund Holdings

For additional information about the Acquiring Fund’s policies and procedures with respect to the disclosure of its portfolio securities to any person, see “Disclosure of Fund Holdings” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Management

For additional information about the Board of Directors, officers and management personnel of the Acquiring Fund, see “Management of the Fund” and “Investment Advisory and Other Services” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Investment Advisory and Other Services

For additional information about the Acquiring Fund’s investment adviser, the Acquiring Fund’s independent registered public accounting firm and other services provided to the Acquiring Fund, see “Investment Advisory and Other Services” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Codes of Ethics

For additional information about the Codes of Ethics adopted by the Acquiring Fund, the Acquiring Fund’s investment adviser and the Acquiring Fund’s distributor, see “Management of the Fund—Code of Ethics” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Proxy Voting Policies

For additional information about the voting of proxies held by the Acquiring Fund, see “Investment Advisory and Other Services—Proxy Voting Policy and Proxy Voting Record” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Fund Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of the Acquiring Fund, their compensation structure and their holdings in the Acquiring Fund, see “Investment Advisory

B-2

and Other Services—Portfolio Managers” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Fund Transactions and Brokerage

For additional information about brokerage allocation practices, see “Brokerage Practices” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of the Acquiring Fund, see “General Information—Description of Shares and Voting Rights” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of the Acquiring Fund’s shares and the determination of net asset value (“NAV”), see “Purchase and Redemption of Shares” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Dividends, Distributions and Tax Status

For additional information about the Acquiring Fund’s policies regarding dividends and distributions and tax matters affecting the Acquiring Fund and its Stockholders, see “General Information—Dividends and Capital Gains Distributions” and “Taxes” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Distribution of Shares

For additional information about the Acquiring Fund’s distributor and the distribution agreement between the Acquiring Fund and its distributor, see “Investment Advisory and Other Services” and “Distribution and Shareholder Services Plans” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Performance Data

For additional information about the Acquiring Fund’s performance, see “Performance Information” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

FINANCIAL STATEMENTS

1.              The most recent audited financial statements of the Acquiring Fund and Acquired Fund, each for the fiscal year ended December 31, 2014, have been audited by Ernst & Young LLP, an independent registered public accounting firm.  Ernst & Young LLP’s reports, along with the Funds’ audited financial statements, are included in each respective Fund’s Annual Report to Stockholders for the fiscal year ended December 31, 2014, each of which accompanies this SAI and is incorporated herein by reference.  In addition, a copy of the Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2014 accompanies the Proxy Statement and Prospectus.

2.              Shown below are Financial Statements for the Acquired Fund and Acquiring Fund and Pro Forma Financial Statements for the Combined Fund as of December 31, 2014, as though the Reorganization occurred as of that date.  These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of December 31, 2014, the unaudited pro forma condensed Statement of Operations for the twelve-month period ended December 31, 2014 and the unaudited pro forma condensed Portfolio of Investments as of December 31, 2014.  These statements have been derived from the books and records utilized in calculating the daily NAVs for each Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Following the Reorganization, MSIF Global Opportunity will be the accounting survivor.

MSIF Global Opportunity has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the Reorganization, MSIF Global Opportunity intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the International Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes, if it is in the best interests of its shareholders.

B-3

Pro-Forma Combined Condensed Statements of Assets and Liabilities

As of December 31, 2014 (Unaudited)

	MSIF Opportunity Portfolio (000)	MSIF Global Opportunity Portfolio (000)		Adjustments (000)		Pro-Forma Combined Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at value (Cost $141,162)	$225,241	$24,229		$—		$249,470
Investments in Security of Affiliated Issuer, at value (Cost $1,276)	657	619		—		1,276
Total investments in Securities, at value (Cost $142,438)	225,898	24,848		—		250,746

Foreign Currency, at Value (Cost $1)	1	—	@	—		1

Cash	—	4		—		4

Receivable for Investments Sold	11,903	1,072		—		12,975

Dividends Receivable	153	11		—		164

Receivable for Portfolio Shares Sold	1	53		—		54

Due from Adviser	—	15		—		15

Tax Reclaim Receivable	8	4		—		12

Receivable from Affiliate	— @	—	@	—		— @

Other Assets	26	17		—		43
Total Assets	237,990	26,024		—		264,014
Liabilities:
Payable for Investments Purchased	9,700	822		—		10,522

Payable for Portfolio Shares Redeemed	292	7		—		299

Due to Broker	260	—		—		260

Payable for Advisory Fees	250	—		—		250

Payable for Professional Fees	53	66		—		119
Payable for Transfer Agency Fees — Class I	1	2		—		3
Payable for Transfer Agency Fees — Class A	145	4		—		149
Payable for Transfer Agency Fees — Class L	20	1		—		21
Payable for Sub Transfer Agency Fees — Class I	1	—	@	—		1
Payable for Sub Transfer Agency Fees — Class A	103	1		—		104
Payable for Sub Transfer Agency Fees — Class L	20	—	@	—		20
Payable for Shareholder Services Fees — Class A	40	2		—		42
Payable for Distribution and Shareholder Services Fees — Class L	19	—	@	—		19

Deferred Capital Gain Country Tax	—	19		—		19
Payable for Administration Fees	16	2		—		18

Payable for Custodian Fees	4	3		—		7

Payable for Reorganization Expense	—	—		316	(a)	316

Other Liabilities	27	4		—		31

Total Liabilities	10,951	933		—		12,200
Net Assets	$227,039	$25,091		$—		$251,814

Net Assets Consist of:
Paid-in-Capital	$120,667	$20,000		$—		$140,667
Accumulated Net Investment Loss	(3)	(-@	)	(316	)(a)	(319)

Accumulated Net Realized Gain	2,855	325		—		3,180
Unrealized Appreciation (Depreciation) on:

Investments (Net of $19 of Deferred Capital Gain Country Tax)	103,522	4,767		—		108,289
Foreign Currency Translations	(2)	(1)		—		(3)
Net Assets	$227,039	$25,091		$—		$251,814

CLASS I:
Net Assets	$12,751	$11,037		$(18	)(b)	$23,770

Shares Outstanding (not in 000’s)	588,654	789,392		322,152	(c)	1,700,198
Net Asset Value, Offering and Redemption Price Per Share	$21.66	$13.98		$—		$13.98

CLASS A:
Net Assets	$185,158	$12,952		$(258	)(b)	$197,852

Shares Outstanding (not in 000’s)	8,682,792	942,270		4,764,515	(c)	14,389,577
Net Asset Value, Redemption Price Per Share	$21.32	$13.75		$—		$13.75

Maximum Sales Load	5.25%	5.25%		—		5.25%
Maximum Sales Charge	$1.18	$0.76		$—		$0.76
Maximum Offering Price Per Share	$22.50	$14.51		$—		$14.51

CLASS L:
Net Assets	$29,119	$1,091		$(40	)(b)	$30,170

Shares Outstanding (not in 000’s)	1,568,327	80,095		566,680	(c)	2,215,102
Net Asset Value, Offering and Redemption Price Per Share	$18.57	$13.62		$—		$13.62

CLASS IS:
Net Assets	$11	$11		$ (-@	)(b)	$22

Shares Outstanding (not in 000’s)	510	805		280	(c)	1,595
Net Asset Value, Offering and Redemption Price Per Share	$21.68	$13.99		$—		$13.99

@            Amount is less than $500.

(a) — Reorganization Expense.

(b) — Adjustment to net assets due to the Reorganization.

(c) — Adjustment to the shares outstanding due to the Reorganization.

PRO-FORMA COMBINING CONDENSED STATEMENTS OF OPERATIONS

FOR THE TWELVE-MONTH PERIOD ENDED December 31, 2014 (Unaudited)

	MSIF Opportunity Portfolio (000)	MSIF Global Opportunity Portfolio (000)	Adjustments (000)		Pro-Forma Combined Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $54 of Foreign Taxes Withheld)	$2,109	$120	$—		$2,229
Dividends from Security of Affiliated Issuer	2	— @	—		2
Total Investment Income	2,111	120	—		2,231
Expenses:
Advisory Fees	1,194	144	701	(a)	2,039

Shareholder Services Fees — Class A	488	18	—		506

Professional Fees	118	124	(118	)(b)	124

Distribution and Shareholder Services Fees — Class L	229	7	—		236

Administration Fees	191	13	—		204

Registration Fees	64	55	(64	)(c)	55

Shareholder Reporting Fees	99	15	(15	)(d)	99

Custodian Fees	34	19	(28	)(e)	25

Pricing Fees	6	6	(6	)(f)	6

Directors’ Fees and Expenses	7	1	—		8
Transfer Agency Fees	5	—	(5	)(g)	—
Transfer Agency Fees — Class I	2	4	(1	)(h)	5
Transfer Agency Fees — Class A	383	10	(96	)(h)	297
Transfer Agency Fees — Class L	52	3	(13	)(h)	42
Transfer Agency Fees — Class IS	2	2	(1	)(h)	3

Sub Transfer Agency Fees	20	—	(20	)(g)	—
Sub Transfer Agency Fees — Class I	8	— @	—		8
Sub Transfer Agency Fees — Class A	170	3	—		173
Sub Transfer Agency Fees — Class L	26	— @	—		26

Other Expenses	21	9	(8	)(h)	22

Total Expenses	3,119	433	326		3,878

Waiver of Advisory Fees	—	(144)	(603	)(i)	(747)
Expenses Reimbursed by Adviser	—	(62)	62	(j)	—
Reimbursement of Class Specific Expenses — Class A	(77)	—	77	(k)	—
Reimbursement of Class Specific Expenses — Class L	(4)	(1)	5	(k)	—
Reimbursement of Class Specific Expenses — Class IS	(2)	(2)	1	(k)	(3)
Distribution Fees — Class L Shares Waived	—	(4)	(138	)(l)	(142)
Rebate from Morgan Stanley Affiliate	(5)	(1)	—		(6)

Net Expenses	3,031	219	(270)		2,980

Net Investment Loss	(920)	(99)	270		(749)

Realized Gain (Loss):
Investments Sold	7,012	1,335	—		8,347
Foreign Currency Transactions	14	(4)	—		10
Net Realized Gain	7,026	1,331	—		8,357

Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $15)	(368)	38	—		(330)
Foreign Currency Translations	(3)	(1)	—		(4)
Net Change in Unrealized Appreciation (Depreciation)	(371)	37	—		(334)

Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	6,655	1,368	—		8,023
Net Increase in Net Assets Resulting from Operations	$5,735	$1,269	$270		$7,274

Notes to Pro-Forma Combining Financial Statements

@ Amount is less than $500.

(a)         Reflects the Advisory fees assessed at the contractual rate of MSIF Global Opportunity.

(b)         Reflects the elimination of MSIF Opportunity’s audit and Legal fees.

(c)          Reflects the elimination of MSIF Opportunity’s Registration fees

(d)         Reflects the elimination of MSIF Global Opportunity’s printing cost.

(e)          Reflects the elimination of MSIF Opportunity’s transaction based fees.

(f)           Reflects the elimination of pricing fees for common investments.

(g)          Reflects the elimination of composite level fees.

(h)         Reflects the reduction of fees due to the Reorganization.

(i)             Reflects the amount of waived Advisory fees.

(j)            Reflects the elimination of reimbursed expenses for MSIF Global Opportunity.

(k)         Reflects a waiver of class specific expenses due to the Reorganization.

(l)             Reflects a waiver of Distribution and Shareholder Services fees for Global Opportunity.

Portfolio of Investments As of December 31, 2014 (unaudited)

	MSIF Opportunity Portfolio	MSIF Global Opportunity Portfolio	MSIF Global Opportunity Portfolio Pro-Forma	MSIF Opportunity Portfolio	MSIF Global Opportunity Portfolio	Adjustments	MSIF Global Opportunity Portfolio Pro-Forma
	Shares	Shares	Shares	Value (000)	Value (000)	(000)	Value (000)
Common Stocks (94.8%)
Australia (0.0%)
AET&D Holdings No. 1 LTD (a)(b)(c)	—	36,846	36,846	$—	$—	$—	$—

Belgium (1.7%)
Anheuser-Busch InBev N.V.	33,757	3,478	37,235	3,799	391	—	4,190

Brazil (1.7%)
CETIP SA - Mercados Organizados	289,051	59,144	348,195	3,500	716	—	4,216

Canada (0.2%)
Brookfield Infrastructure Partners LP	—	10,896	10,896	—	456	—	456

China (5.4%)
Autohome, Inc. ADR(a)	—	15,364	15,364	—	559	—	559
Baidu, Inc. ADR(a)	20,101	3,299	23,400	4,582	752	—	5,334
JD.com, Inc. ADR(a)	—	11,792	11,792	—	273	—	273
Qihoo 360 Technology Co., Ltd. ADR(a)	—	6,485	6,485	—	371	—	371
TAL Education Group ADR(a)	205,687	45,093	250,780	5,778	1,267	—	7,045
				10,360	3,222	—	13,582

Denmark (3.7%)
DSV A/S	270,337	37,973	308,310	8,212	1,154	—	9,366

Hong Kong (0.1%)
Louis XIII Holdings Ltd.(a)	—	433,620	433,620	—	187	—	187

India (0.4%)
Adani Ports and Special Economic Zone	—	102,393	102,393	—	517	—	517
Jubilant Foodworks Ltd.(a)	—	24,278	24,278	—	527	—	527
				—	1,044	—	1,044

Japan (0.2%)

	MSIF Opportunity Portfolio	MSIF Global Opportunity Portfolio	MSIF Global Opportunity Portfolio Pro-Forma	MSIF Opportunity Portfolio	MSIF Global Opportunity Portfolio	Adjustments	MSIF Global Opportunity Portfolio Pro-Forma
	Shares	Shares	Shares	Value (000)	Value (000)	(000)	Value (000)
Calbee, Inc.	—	15,800	15,800	—	546	—	546

Korea, Republic of (1.5%)
Hotel Shilla Co., Ltd.(a)	—	4,875	4,875	—	403	—	403
NAVER Corp.(a)	4,066	1,172	5,238	2,627	757	—	3,384
				2,627	1,160	—	3,787

South Africa (0.4%)
Naspers Ltd., Class N	—	6,916	6,916	—	890	—	890

Switzerland (0.1%)
Kuehne & Nagel International AG (Registered)	—	2,796	2,796	—	380	—	380

United Kingdom (2.2%)
Burberry Group PLC	165,186	31,922	197,108	4,186	809	—	4,995
Intertek Group PLC	—	7,472	7,472	—	271	—	271
Just Eat PLC(a)	—	57,365	57,365	—	273	—	273
				4,186	1,353	—	5,539

United States (77.2%)
Amazon.com, Inc.(a)	90,141	4,322	94,463	27,975	1,341	—	29,316
CME Group, Inc.	45,704	—	45,704	4,052	—	—	4,052
Cognizant Technology Solutions Corp., Class A(a)	128,470	14,082	142,552	6,765	742	—	7,507
EPAM Systems, Inc.(a)	59,654	20,560	80,214	2,849	982	—	3,831
Expeditors International of Washington, Inc.	66,922	—	66,922	2,985	—	—	2,985
Facebook, Inc., Class A(a)	360,762	22,145	382,907	28,147	1,728	—	29,875
FleetCor Technologies, Inc.(a)	30,606	—	30,606	4,551	—	—	4,551
Google, Inc., Class A(a)	17,528	1,413	18,941	9,301	750	—	10,051
Google, Inc., Class C(a)	19,459	1,432	20,891	10,243	754	—	10,997
Greenlight Capital Re Ltd., Class A(a)	205,494	13,585	219,079	6,709	443	—	7,152
Luxoft Holding, Inc.(a)	59,955	19,716	79,671	2,309	759	—	3,068

	MSIF Opportunity Portfolio	MSIF Global Opportunity Portfolio	MSIF Global Opportunity Portfolio Pro-Forma	MSIF Opportunity Portfolio	MSIF Global Opportunity Portfolio		Adjustments	MSIF Global Opportunity Portfolio Pro-Forma
	Shares	Shares	Shares	Value (000)	Value (000)		(000)	Value (000)
Mastercard, Inc., Class A	150,511	9,888	160,399	12,968	852		—	13,820
Monsanto Co.	80,350	3,882	84,232	9,599	464		—	10,063
MSCI, Inc.	144,041	—	144,041	6,833	—		—	6,833
Priceline Group, Inc.(a)	12,557	698	13,255	14,318	796		—	15,114
TransDigm Group, Inc.	21,908	—	21,908	4,302	—		—	4,302
Twitter, Inc.(a)	90,963	—	90,963	3,263	—		—	3,263
Visa, Inc., Class A	49,316	3,234	52,550	12,931	848		—	13,779
WisdomTree Investments, Inc.	460,148	32,466	492,614	7,213	509		—	7,722
Wynn Resorts Ltd.	39,907	2,200	42,107	5,937	327		—	6,264
				183,250	11,295		—	194,545
Total Common Stocks (Cost $133,085)				215,934	22,794		—	238,728

Preferred Stocks (0.9%)
India (0.1%)
Flipkart Online Services Pvt Ltd. Series D(a)(b)(c)(d)
(acquisition cost - $51; acquired 10/4/13)	—	2,242	2,242	—	268		—	268

United States (0.8%)
Airbnb, Inc. Series D(a)(b)(c)(d)
(acquisition cost - $1,594; acquired 4/16/14)	36,894	2,259	39,153	1,860	114		—	1,974
Total Preferred Stocks (Cost $1,645)				1,860	382		—	2,242

Convertible Preferred Stock (0.0%)
China (0.0%)
Youku Tudou, Inc., Class A(a)(b)(c)(d)
(acquisition cost - $-@; acquired 9/16/10)
(Cost $-@)	—	9	9	—	—	@	—	—	@

Participation Notes (3.3%)
China (3.3%)

	MSIF Opportunity Portfolio	MSIF Global Opportunity Portfolio	MSIF Global Opportunity Portfolio Pro-Forma	MSIF Opportunity Portfolio	MSIF Global Opportunity Portfolio	Adjustments	MSIF Global Opportunity Portfolio Pro-Forma
	Shares	Shares	Shares	Value (000)	Value (000)	(000)	Value (000)
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 2/13/15(a)	—	20,878	20,878	—	640	—	640
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 3/4/21(a)	235,037	12,885	247,922	7,188	394	—	7,582
Total Participation Notes (Cost $6,175)				7,188	1,034	—	8,222

	Notional Amount	Notional Amount	Notional Amount
Call Options Purchased (0.1%)
Foreign Currency Options (0.1%)
USD/CNY June 2015 @ CNY 6.62	43,552,434	2,754,345	46,306,779	75	5	—	80
USD/CNY November 2015 @ CNY 6.65	36,335,180	2,863,668	39,198,848	184	14	—	198
Total Call Options Purchased (Cost $257)				259	19	—	278

	Shares	Shares	Shares
Short-Term Investments (0.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio — Institutional class
(Cost $1,276)	657,472	619,304	1,276,776	657	619	—		1,276
Total Investments (99.6%) (Cost $142,438) (e)				225,898	24,848	—		250,746
Other Assets in Excess of Liabilities (0.4%)				1,141	243	(316	)(f)	1,068
Net Assets (100.0%)				$227,039	$25,091	$(316)		$251,814

(a)              Non-income producing security.

(b)             At December 31, 2014, the Portfolio held fair valued securities valued at approximately $2,242,000, representing 0.9% of net assets.These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Directors.

(c)              Security has been deemed illiquid at December 31, 2014.

(d)             Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules (“restricted security”).Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description.The Portfolio has registration rights for certain restricted securities.Any costs related to such registration are borne by the issuer.The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2014 amounts to approximately $2,242,000 and represents 0.9% of net assets.

(e)              The approximate fair value and percentage of net assets, $30,145,000 and 12.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments.

(f)               Reorganization Expenses of approximately $316,000.

@                Value is less than $500.

ADR - American Depositary Receipt.

CNY - Chinese Yuan Renminbi

USD - United States Dollar

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	MSIF Opportunity Portfolio (000)	MSIF Global Opportunity Portfolio (000)	MSIF Global Opportunity Portfolio Pro-Forma (000)
Aggregate gross unrealized appreciation	$104,018	$4,995	$109,013
Aggregate gross unrealized depreciation	(284)	(232)	(516)
Net unrealized appreciation (depreciation)	$103,734	$4,763	$108,497
Federal income tax cost of investments	$122,164	$20,085	$142,249

Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-thecounter (“OTC”) market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund’s Board of Directors (the “Directors”) or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”) determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the Investments. Under procedures approved by the Directors, the Fund’s Adviser has formed a Valuation Committee, whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Fair Valuation Measurement

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification TM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•                  Level 1 — unadjusted quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Portfolio’s investments as of December 31, 2014.

Portfolios	MSIF Opportunity Portfolio	MSIF Global Opportunity Portfolio		MSIF Global Opportunity Portfolio Pro- Forma
Investments in Securities (Level 1) (000)	$194,267	$15,592		$209,859
Investments in Securities (Level 2) (000)	29,771	8,874		38,645
Investments in Securities (Level 3) (000)	1,860	382	†	2,242	†
Total for Investments in Securities	$225,898	$24,848	†	$250,746	†

†    Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Portfolios recognize transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $29,872,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	MSIF Opportunity	MSIF Global Opportunity					MSIF Global Opportunity Pro-Forma

	Preferred Stock (000)	Common Stock (000)		Convertible Preferred Stock (000)		Preferred Stocks (000)	Common Stock (000)		Convertible Preferred Stock (000)		Preferred Stocks (000)
Beginning Balance	$—	$—	†	$—	@	$53	$—	†	$—	@	$53
Purchases	1,502	—		—		92	—		—		1,594
Sales	—	—		—		—	—		—		—
Amortization of discount	—	—		—		—	—		—		—
Transfers in	—	—		—		—	—		—		—
Transfers out	—	—		—		—	—		—		—
Corporate actions	—	—		—		—	—		—		—
Change in unrealized appreciation (depreciation)	358	—		—	(-@)	237	—		—	(-@)	595
Realized gains (losses)	—	—		—		—	—		—		—
Ending Balance	$1,860	$—	†	$—	@	$382	$—	†	$—	@	$2,242

Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$358	$—		$—	(-@)	$237	$—		$—	(-@)	$595

†                   Includes one security which is valued at zero.

@                Amount is less than $500.

Statement of Additional Information Supplement

July 6, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated July 6, 2015 to the Morgan Stanley Institutional Fund, Inc. (the "Fund") Statement of Additional Information dated April 30, 2015

Active International Allocation Portfolio

Advantage Portfolio

Asian Equity Portfolio

Emerging Markets Domestic Debt Portfolio

Emerging Markets External Debt Portfolio

Emerging Markets Leaders Portfolio

Emerging Markets Portfolio

Frontier Emerging Markets Portfolio

Global Advantage Portfolio

Global Discovery Portfolio

Global Franchise Portfolio

Global Infrastructure Portfolio

Global Insight Portfolio

Global Opportunity Portfolio

Global Quality Portfolio

Global Real Estate Portfolio

Growth Portfolio

Insight Portfolio

International Advantage Portfolio

International Equity Portfolio

International Opportunity Portfolio

International Real Estate Portfolio

Multi-Asset Portfolio

Opportunity Portfolio

Small Company Growth Portfolio

U.S. Real Estate Portfolio

The table in the section entitled "Disclosure of Portfolio Holdings" in the Fund's Statement of Additional Information is hereby deleted and replaced with the following:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers
Institutional Shareholder Services(*)	Complete portfolio holdings	Daily basis	End of Day
State Street Bank and Trust Company(*)	Complete portfolio holdings	Daily basis	(2)
BlackRock Financial Management Inc.(*)(3)	Complete portfolio holdings	Daily basis	(2)
Fund Rating Agencies
Lipper(*)	Top ten and complete portfolio holdings	Monthly basis	Approximately six business days after month end
Clients
KPMG LLP(*)(4)	Information regarding the Portfolio's holdings	Monthly basis	Approximately five to eight business days after month end
Consultants and Analysts
Aon Hewitt Inc.(*)(5)	Complete portfolio holdings	Monthly basis	Approximately 30 calendar days after month end
RVK(*)(4)	Information regarding the Portfolio's holdings in KPMG LLP's top audit clients	Monthly basis	Approximately five to eight business days after month end
Portfolio Analytics Providers
FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	(2)

(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)  With respect to the Emerging Markets Domestic Debt, Emerging Markets External Debt and Multi-Asset Portfolios, only.

(4)  With respect to the Emerging Markets and Global Real Estate Portfolios, only.

(5)  With respect to the Global Franchise Portfolio, only.

Please retain this supplement for future reference.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

522 Fifth Ave.
New York, NY 10036

STATEMENT OF ADDITIONAL INFORMATION
April 30, 2015

Morgan Stanley Institutional Fund, Inc. (the "Fund") is an open-end management investment company consisting of 26 portfolios offering a variety of investment alternatives, all of which are included in this Statement of Additional Information ("SAI") (each a "Portfolio" and collectively the "Portfolios"). Some or all of the Portfolios offer the following shares: Class I, Class A, Class H, Class L, Class C and Class IS. Following is a list of the 26 Portfolios included in this SAI:

Share Class and Ticker Symbol
	Class I	Class A	Class H	Class L*	Class C	Class IS
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
Active International Allocation Portfolio	MSACX	MSIBX	—	MSLLX	MSAAX	—
Asian Equity Portfolio	MEQIX	MEQPX	—	MEQLX	MSAPX	—
Emerging Markets Leaders Portfolio	MELIX	MELAX	—	MELLX	MEMLX	MELSX
Emerging Markets Portfolio	MGEMX	MMKBX	—	MSELX	MSEPX	MMMPX
Frontier Emerging Markets Portfolio	MFMIX	MFMPX	—	MFMLX	MSFEX	MSRFX
Global Advantage Portfolio	MIGIX	MIGPX	—	MIGLX	MSPTX	—
Global Discovery Portfolio	MLDIX	MGDPX	—	MGDLX	MSPCX	—
Global Franchise Portfolio**	MSFAX	MSFBX	—	MSFLX	MSGFX	—
Global Infrastructure Portfolio***	MTIIX	MTIPX	—	MTILX	MSGTX	MSGPX
Global Insight Portfolio	MBPIX	MBPHX	—	MBPLX	MSIZX	—
Global Opportunity Portfolio	MGGIX	MGGPX	—	MGGLX	MSOPX	MGTSX
Global Quality Portfolio	MGQIX	MGQAX	—	MGQLX	MSGQX	MGQSX
Global Real Estate Portfolio	MRLAX	MRLBX	—	MGRLX	MSRDX	MGREX
International Advantage Portfolio	MFAIX	MFAPX	—	MSALX	MSIAX	—
International Equity Portfolio	MSIQX	MIQBX	—	MSQLX	MSECX	MIQPX
International Opportunity Portfolio	MIOIX	MIOPX	—	MIOLX	MSOCX	MNOPX
International Real Estate Portfolio****	MSUAX	IERBX	MSTHX	MSOLX	MSIJX	MIREX
U.S. EQUITY PORTFOLIOS:
Advantage Portfolio	MPAIX	MAPPX	—	MAPLX	MSPRX	MADSX
Growth Portfolio	MSEQX	MSEGX	—	MSHLX	MSGUX	MGRPX
Insight Portfolio	MFPIX	MFPHX	—	MFPLX	MSSPX	—
Opportunity Portfolio*****	MGEIX	MEGPX	—	MGELX	MSONX	MOPSX
Small Company Growth Portfolio******	MSSGX	MSSMX	—	MSSLX	MSCOX	MFLLX
U.S. Real Estate Portfolio	MSUSX	MUSDX	—	MSULX	MSURX	MURSX
FIXED INCOME PORTFOLIOS:
Emerging Markets Domestic Debt Portfolio*****	MSIEX	IEDBX	—	MEDLX	MSDDX	MEMDX
Emerging Markets External Debt Portfolio	MEAIX	MEAPX	—	MEALX	MSEDX	MRDPX
ASSET ALLOCATION PORTFOLIO:
Multi-Asset Portfolio	MMPIX	MMPPX	—	MMPLX	MSMEX	—

*  The Fund has suspended offering Class L shares of each Portfolio to all investors. Existing Class L shareholders may invest through reinvestment of dividends and distributions. Class L shares of the Emerging Markets Leaders Portfolio are not being offered at this time. You do not currently have the option of purchasing Class L shares.

**  The Portfolio's Class A shares are currently closed to new investors with certain exceptions. Class C shares of the Portfolio are not being offered at this time.

***  Formerly Select Global Infrastructure Portfolio.

****  The Portfolio's Class H shares are currently closed to all investors.

*****  Class C shares of the Portfolio are not being offered at this time.

******  The Portfolio's Class A shares are currently closed to new investors. The Portfolio's Class I and Class IS shares are closed to new investors with certain exceptions. Class C shares of the Portfolio are not being offered at this time.

This SAI is not a prospectus, but should be read in conjunction with the Portfolios' prospectuses, each dated April 30, 2015, as may be supplemented from time to time. To obtain any of these prospectuses, please call the Fund toll-free at 1-800-548-7786.

The Portfolios' (except the Emerging Markets Leaders Portfolio) most recent Annual Reports to Shareholders are separate documents supplied with this SAI and include the Portfolios' audited financial statements, including notes thereto, and the reports of the Fund's independent registered public accounting firm, which are incorporated by reference into this SAI. As of the date of this SAI, the Annual Report to Shareholders for the Emerging Markets Leaders Portfolio is not yet available because it had not commenced operations as of the most recent fiscal year end.

Certain Portfolios are "non-diversified" and, as such, such Portfolios' investments are not required to meet certain diversification requirements under federal securities law. Compared with "diversified" funds or portfolios, each such Portfolio may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Portfolio's assets may be focused in fewer securities than other funds. A decline in the value of those investments would cause the Portfolio's overall value to decline to a greater degree. The Emerging Markets Domestic Debt, Emerging Markets External Debt, Emerging Markets Leaders, Global Discovery, Global Franchise, Global Infrastructure, Global Quality, International Real Estate, Multi-Asset and U.S. Real Estate Portfolios are non-diversified portfolios.

INVESTMENT POLICIES AND STRATEGIES

This SAI provides additional information about the investment policies and operations of the Fund and its Portfolios. Morgan Stanley Investment Management Inc. (the "Adviser") acts as investment adviser to each Portfolio. Under the supervision of the Adviser, Morgan Stanley Investment Management Limited ("MSIM Limited") acts as investment sub-adviser to the Emerging Markets Leaders, Emerging Markets, Global Franchise, Global Infrastructure, Global Quality, Global Real Estate, International Equity and International Real Estate Portfolios; Morgan Stanley Investment Management Company ("MSIM Company") acts as investment sub-adviser to the Asian Equity, Emerging Markets Leaders, Emerging Markets, Global Franchise, Global Infrastructure, Global Quality, Global Real Estate, International Equity and International Real Estate Portfolios (MSIM Limited and MSIM Company are each referred to herein individually as the "Sub-Adviser" and together as the "Sub-Advisers"). References to the Adviser, when used in connection with its activities as investment adviser, include any Sub-Adviser acting under its supervision.

The following tables summarize the permissible strategies and investments for each Portfolio. These tables should be used in conjunction with the investment summaries for each Portfolio contained in the Prospectus in order to provide a more complete description of such Portfolio's investment policies. More details about each investment and related risks are provided in the discussion following the tables.

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS

	Active International Allocation	Asian Equity	Emerging Markets	Emerging Markets Leaders	Frontier Emerging Markets	Global Advantage	Global Discovery	Global Franchise	Global Infrastructure	Global Insight	Global Opportunity	Global Quality	Global Real Estate	International Advantage	International Equity	International Opportunity	International Real Estate
Equity Securities:
Common Stocks	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Depositary Receipts	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Preferred Stocks	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Rights	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Warrants	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
IPOs	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Limited Partnership and Limited Liability Company Interests	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Investment Company Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Exchange-Traded Funds	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Investing	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
—REITs	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
—Foreign Real Estate Companies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
—Specialized Ownership Vehicles	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Fixed Income Securities:
Investment Grade Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
High Yield Securities		✓	✓	✓	✓				✓
U.S. Government Securities	✓	✓	✓	✓	✓	✓	✓	*	✓	✓	✓	✓	✓	✓	*	✓	✓
Agencies	✓	✓	✓	✓	✓	✓	✓	*	✓	✓	✓	✓	✓	✓	*	✓	✓
Corporates	✓	✓	✓	✓	✓	✓	✓	*	✓	✓	✓	✓	✓	✓	*	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Cash Equivalents	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage Related Securities		✓			✓	✓	✓		✓	✓	✓			✓		✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Municipals		✓			✓				✓
Asset-Backed Securities		✓			✓				✓

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS

	Active International Allocation	Asian Equity	Emerging Markets	Emerging Markets Leaders	Frontier Emerging Markets	Global Advantage	Global Discovery	Global Franchise	Global Infrastructure	Global Insight	Global Opportunity	Global Quality	Global Real Estate	International Advantage	International Equity	International Opportunity	International Real Estate
Loan Participations and Assignments		✓	✓	✓	✓				✓
Temporary Investments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓		✓	✓	✓	✓	✓
Floaters
Inverse Floaters
Eurodollar and Yankee Dollar Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Investment:
Foreign Equity Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Government Fixed Income Securities	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓			✓	✓	✓
Foreign Corporate Fixed Income Securities	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓		✓	✓	✓	✓	✓
Emerging Market Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Brady Bonds	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓		✓		✓	✓	✓
Investment Funds	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Other Securities and Investment Strategies:
Loans of Portfolio Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
When-Issued and Delayed Delivery Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Borrowing for Investment Purposes
Temporary Borrowing	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements					✓
Short Sales

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS

	Active International Allocation	Asian Equity	Emerging Markets	Emerging Markets Leaders	Frontier Emerging Markets	Global Advantage	Global Discovery	Global Franchise	Global Infrastructure	Global Insight	Global Opportunity	Global Quality	Global Real Estate	International Advantage	International Equity	International Opportunity	International Real Estate
Derivatives:
Forwards	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Futures Contracts	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓		✓	✓	✓
Options	✓					✓	✓			✓	✓	✓		✓	✓	✓
Swaps	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓		✓	✓	✓
Contracts for Difference	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓		✓	✓	✓
Structured Investments		✓	✓	✓	✓	✓	✓			✓	✓			✓		✓
Combined Transactions	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓		✓	✓	✓

  *  This Portfolio may invest in certain U.S. Government Securities, Agencies and Corporates as described under Money Market Instruments and Temporary Investments.

U.S. EQUITY PORTFOLIOS

	Advantage	Growth	Insight	Opportunity	Small Company Growth	U.S. Real Estate
Equity Securities:
Common Stocks	✓	✓	✓	✓	✓	✓
Depositary Receipts	✓	✓	✓	✓	✓	✓
Preferred Stocks	✓	✓	✓	✓	✓	✓
Rights	✓	✓	✓	✓	✓	✓
Warrants	✓	✓	✓	✓	✓	✓
IPOs	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓
Limited Partnership and Limited Liability Company Interests	✓	✓	✓	✓	✓	✓
Investment Company Securities	✓	✓	✓	✓	✓	✓
Exchange-Traded Funds	✓	✓	✓	✓	✓	✓
Real Estate Investing	✓	✓	✓	✓	✓	✓
—REITs	✓	✓	✓	✓	✓	✓
—Foreign Real Estate Companies	✓	✓	✓	✓	✓	✓
—Specialized Ownership Vehicles	✓	✓	✓	✓	✓	✓
Fixed Income Securities:
Investment Grade Securities	✓	✓	✓	✓	✓	✓
High Yield Securities
U.S. Government Securities	✓	✓	✓	✓	✓	✓
Agencies	✓	✓	✓	✓	✓	✓
Corporates	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓
Cash Equivalents	✓	✓	✓	✓	✓	✓
Mortgage Related Securities	✓		✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓
Municipals
Asset-Backed Securities
Loan Participations and Assignments
Temporary Investments	✓	✓	✓	✓	✓	✓

U.S. EQUITY PORTFOLIOS

	Advantage	Growth	Insight	Opportunity	Small Company Growth	U.S. Real Estate
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	✓	✓	✓	✓	✓	✓
Floaters
Inverse Floaters
Eurodollar and Yankee Dollar Obligations	✓		✓	✓
Foreign Investment:
Foreign Equity Securities	✓	✓	✓	✓	✓	✓
Foreign Government Fixed Income Securities	✓		✓	✓		✓
Foreign Corporate Fixed Income Securities	✓		✓	✓		✓
Emerging Market Securities	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓
Brady Bonds	✓		✓	✓
Investment Funds	✓	✓	✓	✓	✓	✓
Other Securities and Investment Strategies:
Loans of Portfolio Securities	✓	✓	✓	✓	✓	✓
Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓	✓	✓	✓	✓	✓
When-Issued and Delayed Delivery Securities	✓	✓	✓	✓	✓	✓
Borrowing for Investment Purposes
Temporary Borrowing	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements		✓
Short Sales
Derivatives:
Forwards	✓	✓	✓	✓	✓
Futures Contracts	✓	✓	✓	✓	✓
Options	✓	✓	✓	✓	✓
Swaps	✓	✓	✓	✓	✓
Contracts for Difference	✓	✓	✓	✓	✓
Structured Investments	✓	✓	✓	✓	✓
Combined Transactions	✓	✓	✓	✓	✓

FIXED INCOME PORTFOLIOS

	Emerging Markets Domestic Debt	Emerging Markets External Debt
Equity Securities:
Common Stocks	✓	✓
Depositary Receipts	✓	✓
Preferred Stocks	✓	✓
Rights	✓	✓
Warrants	✓	✓
IPOs	✓	✓
Convertible Securities	✓	✓
Limited Partnership and Limited Liability Company Interests
Investment Company Securities	✓	✓
Exchange-Traded Funds	✓	✓
Real Estate Investing
—REITs
—Foreign Real Estate Companies
—Specialized Ownership Vehicles
Fixed Income Securities:
Investment Grade Securities	✓	✓
High Yield Securities	✓	✓
U.S. Government Securities	✓	✓
Agencies	✓	✓
Corporates	✓	✓
Money Market Instruments	✓	✓
Cash Equivalents	✓	✓
Mortgage Related Securities	✓	✓
Repurchase Agreements	✓	✓
Municipals	✓	✓
Asset-Backed Securities	✓	✓
Loan Participations and Assignments	✓	✓
Temporary Investments	✓	✓
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	✓	✓
Floaters	✓	✓

FIXED INCOME PORTFOLIOS

	Emerging Markets Domestic Debt	Emerging Markets External Debt
Inverse Floaters	✓	✓
Eurodollar and Yankee Dollar Obligations	✓	✓
Foreign Investment:
Foreign Equity Securities	✓	✓
Foreign Government Fixed Income Securities	✓	✓
Foreign Corporate Fixed Income Securities	✓	✓
Emerging Market Securities	✓	✓
Foreign Currency Transactions	✓	✓
Brady Bonds	✓	✓
Investment Funds	✓	✓
Other Securities and Investment Strategies:
Loans of Portfolio Securities	✓	✓
Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓	✓
When-Issued and Delayed Delivery Securities	✓	✓
Borrowing for Investment Purposes	✓	✓
Temporary Borrowing	✓	✓
Reverse Repurchase Agreements	✓	✓
Short Sales	✓	✓
Derivatives:
Forwards	✓	✓
Futures Contracts	✓	✓
Options	✓	✓
Swaps	✓	✓
Contracts for Difference		✓
Structured Investments	✓	✓
Combined Transactions	✓	✓

ASSET ALLOCATION PORTFOLIOS

Multi-Asset
Equity Securities:
Common Stocks	✓
Depositary Receipts	✓
Preferred Stocks	✓
Rights	✓
Warrants	✓
IPOs	✓
Convertible Securities	✓
Limited Partnership and Limited Liability Company Interests	✓
Investment Company Securities	✓
Exchange-Traded Funds	✓
Real Estate Investing	✓
—REITs	✓
—Foreign Real Estate Companies	✓
—Specialized Ownership Vehicles	✓
Fixed Income Securities:
Investment Grade Securities	✓
High Yield Securities	✓
U.S. Government Securities	✓
Agencies	✓
Corporates	✓
Money Market Instruments	✓
Cash Equivalents	✓
Mortgage Related Securities	✓
Repurchase Agreements	✓
Municipals	✓
Asset-Backed Securities	✓
Loan Participations and Assignments	✓
Temporary Investments	✓
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	✓
Floaters	✓

ASSET ALLOCATION PORTFOLIOS

Multi-Asset
Inverse Floaters	✓
Eurodollar and Yankee Dollar Obligations	✓
Foreign Investment:
Foreign Equity Securities	✓
Foreign Government Fixed Income Securities	✓
Foreign Corporate Fixed Income Securities	✓
Emerging Market Securities	✓
Foreign Currency Transactions	✓
Brady Bonds	✓
Investment Funds	✓
Other Securities and Investment Strategies:
Loans of Portfolio Securities	✓
Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓
When-Issued and Delayed Delivery Securities	✓
Borrowing for Investment Purposes
Temporary Borrowing	✓
Reverse Repurchase Agreements	✓
Short Sales	✓
Derivatives:
Forwards	✓
Futures Contracts	✓
Options	✓
Swaps	✓
Contracts for Difference	✓
Structured Investments	✓
Combined Transactions	✓

EQUITY SECURITIES

Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities.

Common Stocks. Common stocks are equity securities representing an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

Depositary Receipts. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. ADRs also include American depositary shares. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, a Portfolio's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Preferred Stocks. Preferred stocks are securities that evidence ownership in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Preferred stocks have many of the characteristics of both equity securities and fixed income securities.

Rights. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's common stock at the time of a new issuance, usually at a price below the initial offering price of the common stock and before the common stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

Warrants. Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

IPOs. The Portfolios may purchase equity securities issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those securities shortly after their acquisition. A Portfolio's purchase of securities issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain of the convertible securities in which a Portfolio may invest are rated below investment grade or are unrated. The prices of such securities are likely to be more sensitive to adverse economic changes than higher-rated securities, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments. In addition, during an economic downturn or substantial period of rising interest rates, lower rated issuers may experience financial stress.

Limited Partnership and Limited Liability Company Interests. A limited partnership interest entitles a Portfolio to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership. A Portfolio may invest in limited liability company interests to the same extent it invests in limited partnership interests. Limited liability company interests have similar characteristics as limited partnership interests.

Certain Portfolios may invest in master limited partnerships ("MLPs"), which are generally organized under state law as limited partnerships or limited liability companies and treated as partnerships for U.S. federal income tax purposes. The securities issued by many MLPs are listed and traded on a securities exchange. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, the entity must receive at least 90% of its income from qualifying sources as set forth in the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.

Investment Company Securities. Investment company securities are equity securities and include securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies, hedge funds and exchange-traded funds. A Portfolio may invest in investment company securities as may be permitted by (i) the Investment Company Act of 1940, as amended from time to time (the "1940 Act"); (ii) the rules and regulations promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Portfolio from provisions of the 1940 Act, as amended from time to time. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a Portfolio's total assets in any one investment company, and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. A Portfolio may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent a Portfolio invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in any such Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, each Portfolio may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, each Portfolio, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Portfolio bearing some additional expenses. The SEC recently adopted changes to the rules that govern money market funds. These changes have a phase-in period ranging from mid-2015 (primarily for certain new disclosure-related requirements) to the latter half of 2016 (for the most significant changes, such as the imposition of a floating NAV and the possible imposition of redemption fees and/or the temporary suspension of redemption privileges if a fund's portfolio liquidity falls below certain required minimum levels because of market conditions or other factors). While the industry is still assessing the impact of these rule changes, they may affect the investment strategies, performance, operating expenses and structure of money market funds.

Exchange-Traded Funds ("ETFs"). The Portfolios may invest in ETFs. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their net asset value ("NAV") because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF's operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Portfolios. Therefore, as a shareholder in an ETF, a Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, a Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain of the ETFs in which a Portfolio may invest are leveraged. The more the Portfolio invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

Real Estate Investing. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Portfolio's investments.

Real Estate Investment Trusts ("REITs") and Foreign Real Estate Companies. Certain Portfolios may invest in REITs and/or foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors' funds for investment primarily in real estate properties or real estate-related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's and/or foreign real estate company's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. Operating REITs and foreign real estate companies requires specialized management skills and a Portfolio indirectly bears REIT and foreign real estate company management expenses along with the direct expenses of the Portfolio. REITs are generally not taxed on income distributed to shareholders provided they comply with several requirements of the Code. REITs are subject to the risk of failing to qualify for tax-free pass-through income under the Code.

Specialized Ownership Vehicles. Specialized ownership vehicles pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. Such specialized ownership vehicles in which the Portfolios may invest include property unit trusts, foreign real estate companies, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Portfolio and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the specialized ownership vehicle.

FIXED INCOME SECURITIES

Fixed income securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk.

Interest rate risk arises due to general changes in the level of market rates after the purchase of a fixed income security. Generally, the values of fixed income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed income securities generally rise and during periods of rising interest rates, the values of most fixed income securities generally decline. The historically low interest rate environment increases the risk associated with rising interest rates. The Fund may face a heightened level of risk, especially since the Federal Reserve Board has ended its quantitative easing program and may begin to raise rates. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed income security's sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity and call (prepayment) features. Duration measures the likely percentage change in a fixed income security's price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed income security. In almost all cases, the duration of a fixed income security is shorter than its term to maturity.

Credit risk represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed income securities as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed income securities with low degrees of credit risk.

Prepayment risk, also known as call risk, arises due to the issuer's ability to prepay all or most of the fixed income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Portfolio may be forced to reinvest in lower yielding fixed income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

Spread risk is the potential for the value of a Portfolio's assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

While assets in fixed income markets have grown rapidly in recent years, the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. For example, primary dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. This reduction in market-making capacity may be a persistent change, to the extent it is resulting from broader structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Economic, political and other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk.

Investment Grade Securities. Investment grade securities are fixed income securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Fitch Ratings ("Fitch"), or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")) or determined to be of equivalent quality by the Adviser. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income security. Moreover, market risk also will affect the prices of even the highest rated fixed income securities so that their prices may rise or fall even if the issuer's capacity to repay its obligations remains unchanged.

High Yield Securities. High yield securities are generally considered to include fixed income securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody's, or BB through D by S&P or Fitch) and unrated fixed income securities considered by the Adviser to be of equivalent quality. High yield securities are not considered investment grade and are commonly referred to as "junk bonds" or high yield, high risk securities. Investment grade securities that a Portfolio holds may be downgraded to below investment grade by the rating agencies. If a Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.

While high yield securities offer higher yields, they also normally carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High yield securities may be issued as a consequence of corporate restructuring or similar events. High yield securities are often issued by smaller, less creditworthy issuers, or by highly leveraged (indebted) issuers, that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to investment grade securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of high yield securities are more volatile and may react with greater sensitivity to market changes.

U.S. Government Securities. U.S. government securities refers to a variety of fixed income securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies. The U.S. government securities that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration ("FHA"). Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

Agencies. Agencies refer to fixed income securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the United States. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is backed by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as Ginnie Mae, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Banks, Fannie Mae and Freddie Mac are not

guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, FHA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority ("TVA").

In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities ("MBS") issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its MBS. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Corporates. Corporates are fixed income securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of equity securities of the issuer as to both income and assets for the principal and interest due the holder.

Money Market Instruments. Money market instruments are high quality short-term fixed income securities. Money market instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.

Cash Equivalents. Cash equivalents are short-term fixed income securities comprising:

(1)  Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Each Portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Eurodollar and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI.

A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 principal amount per certificate and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase;

(2)  Each Portfolio may invest in commercial paper (see below) rated at time of purchase by one or more nationally recognized statistical rating organizations ("NRSROs") in one of their two highest categories (e.g., A-l or A-2 by S&P or Prime 1 or Prime 2 by Moody's) or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch);

(3)  Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g., A or better by Moody's, S&P or Fitch);

(4)  U.S. government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5)  Government agency securities issued or guaranteed by U.S. government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, TVA and others; and

(6)  Repurchase agreements collateralized by the securities listed above.

Commercial Paper. Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or S&P.

Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Mortgage Related Securities. Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and MBS issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

Mortgage-Backed Securities. With MBS, many mortgagees' obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae, private issuers and other government agencies. MBS issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, a Portfolio will purchase only MBS that, at the time of purchase, are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser to be of comparable quality.

MBS are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the U.S. Government as Ginnie Mae certificates are. Freddie Mac securities are supported by Freddie Mac's right to borrow from the U.S. Treasury. Each of Ginnie Mae, Fannie Mae and Freddie Mac guarantees timely distributions of interest to certificate holders. Each of Ginnie Mae and Fannie Mae also guarantees timely distributions of scheduled principal. Although Freddie Mac has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, Freddie Mac now issues MBS (Freddie Mac Gold PCS) that also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation ("REFCORP") obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds and, as to interest payments, ultimately by the U.S. Treasury.

There are two methods of trading MBS. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA ("To Be Announced") transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBS are traded on a TBA basis. Investments in TBAs may give rise to a form of leverage and may cause a Portfolio's portfolio turnover rate to appear higher. Leverage may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged.

Like fixed income securities in general, MBS will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBS held by a Portfolio may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBS to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBS, the Adviser looks for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. A Portfolio may invest, without limit, in MBS issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. A Portfolio will purchase securities issued by private issuers that are rated investment grade at the time of purchase by Moody's, Fitch or S&P or are deemed by the Adviser to be of comparable investment quality.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veteran Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans") or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and MBS issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its MBS. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

Collateralized Mortgage Obligations. Certain Portfolios may invest in collateralized mortgage obligations ("CMOs"), which are MBS that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as "tranches," with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways including "interest only" and "inverse interest only" tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, a Portfolio could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.

CMOs may include real estate investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property.

A Portfolio may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Stripped Mortgage-Backed Securities. Certain Portfolios may invest in stripped mortgage-backed securities ("SMBS"). A SMBS is a derivative multi-class mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities. To the extent a Portfolio invests in IOs and POs, it may increase the risk of fluctuations in the NAV of a Portfolio.

Credit Enhancement. Mortgage related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third-parties (referred to herein as "third-party credit support"), through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage related securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Repurchase Agreements. Repurchase agreements are transactions in which a Portfolio purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed-upon date and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase agreements with a term of over seven days are considered illiquid.

In these transactions, the Portfolio receives securities that have a market value at least equal to the purchase price (including accrued interest) of the repurchase agreement, and this value is maintained during the term of the agreement. These securities are held by the Fund's custodian or an approved third-party for the benefit of the Portfolio until repurchased. Repurchase agreements permit a Portfolio to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the value of the repurchased securities declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolios follow procedures approved by the Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolios will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss.

Pursuant to an order issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis with other investment companies advised by the Adviser. By entering into repurchase agreements on a joint basis, the Portfolios expect to incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

Municipals. Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the Prospectus for the Portfolios.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser to appraise independently the fundamental quality of the bonds held by the Portfolios.

Municipal bonds are sometimes purchased on a "when-issued" or "delayed-delivery" basis, which means the Portfolio has committed to purchase certain specified securities at an agreed-upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund's Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective. In that event, the Fund's Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such investment objectives and policies.

The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax ("AMT bonds"). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

Build America Bonds are taxable municipal securities on which the issuer receives federal support of the interest paid. Assuming certain specified conditions are satisfied, issuers of Build America Bonds may either (i) receive reimbursement from the U.S. Treasury with respect to a portion of its interest payments on the bonds ("direct pay" Build America Bonds) or (ii) provide tax credits to investors in the bonds ("tax credit" Build America Bonds). Unlike most other municipal securities, interest received on Build America Bonds is subject to federal and state income tax. Issuance of Build America Bonds ceased on December 31, 2010. The number of Build America Bonds available in the market is limited, which may negatively affect the value of the Build America Bonds.

Lease Obligations. Included within the revenue bonds category, as noted above, are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations do not have the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. The Adviser, pursuant to procedures adopted by the Directors, will make a determination as to the liquidity of each lease obligation purchased by the Portfolios. If a lease obligation is determined to be "liquid," the security will not be included within the category "illiquid securities."

Asset-Backed Securities. Certain Portfolios may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop MBS. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. A Portfolio may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to MBS. Like MBS, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed income securities from declining interest rates, principally because of prepayments. Also, as in the case of MBS, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Loan Participations and Assignments. Loan participations are interests in loans or other direct debt instruments ("Loans") relating to amounts owed by a corporate, governmental or other borrower to another party. Loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties ("Lenders") and may be fixed rate or floating rate. Loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

A Portfolio's investments in Loans may be in the form of a participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third-parties. In the case of a Participation, a

Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for Loan Participations and Assignments, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Loan Participations and Assignments also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its NAV.

Loan Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Loan Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Loan Participations and Assignments present additional risk of default or loss.

Temporary Investments. When the Adviser believes that changes in market, economic, political or other conditions make it advisable, each Portfolio may invest up to 100% of its assets in cash, cash equivalents and other fixed income securities for temporary defensive purposes. These temporary investments may consist of obligations of the U.S. or foreign governments, their agencies and instrumentalities; money market instruments; and instruments issued by international development agencies.

Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities. Zero coupon, pay-in-kind and deferred payment securities are all types of fixed income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although a Portfolio will not receive cash periodic coupon payments on these securities, the Portfolio may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Portfolio may have to pay taxes on this phantom income, although it has not received any cash payment.

Zero Coupons. Zero coupons are fixed income securities that do not make regular interest payments. Instead, zero coupons are sold at a discount from their face value. The difference between a zero coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. Each Portfolio intends to pass along such interest as a component of the Portfolio's distributions of net investment income.

Zero coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor.

Pay-In-Kind Securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

Deferred Payment Securities. Deferred payment securities are securities that remain zero coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Floaters. Floaters are fixed income securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third-party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Eurodollar and Yankee Dollar Obligations. Eurodollar and Yankee dollar obligations are fixed income securities that include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Eurodollar obligations may include bonds issued and denominated in euros. Eurodollar obligations may be issued by government and corporate issuers in Europe. Yankee bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. The Portfolios may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies.

Eurodollar and Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. However, Eurodollar (and to a limited extent, Yankee dollar) obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTMENT

Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, investments in certain foreign markets which have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of a Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make a Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair a Portfolio's ability to purchase or sell foreign securities or transfer a Portfolio's assets back into the U.S., or otherwise adversely affect a Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value.

Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Portfolios may be able to pass through to its shareholders a credit for U.S. tax purposes with respect to any such foreign taxes.

The Adviser and/or Sub-Advisers may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Foreign Equity Securities. Foreign equity securities are equity securities of a non-U.S. issuer.

Foreign Government Fixed Income Securities. Foreign government fixed income securities are fixed income securities issued by a government other than the U.S. Government or government-related issuer in a country other than the United States.

Foreign Corporate Fixed Income Securities. Foreign corporate fixed income securities are fixed income securities issued by a private issuer in a country other than the United States.

Emerging Market Securities. Certain Portfolios may invest in emerging market securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country to be considered an emerging market security when held in one Portfolio, but not considered an emerging market security when held in another Portfolio if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation or the Portfolio's benchmark index.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation or deflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

A Portfolio may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Foreign Currency Transactions. The U.S. dollar value of the assets of the Portfolios, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Portfolios may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Portfolios also may manage their foreign currency transactions by entering into foreign currency forward exchange contracts to purchase or sell foreign currencies or by using other instruments and techniques described under "Derivatives" below.

Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to use such derivative products when it determines that it is in the best interests of a Portfolio. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.

Foreign Currency Warrants. Certain Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

Brady Bonds. Brady Bonds are fixed income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter ("OTC") secondary market. A Portfolio will invest in Brady Bonds only if they are consistent with the Portfolio's quality specifications. Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. Interest payments on Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Investment Funds. Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds that have been specifically authorized. A Portfolio may invest in these investment funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws.

OTHER SECURITIES AND INVESTMENT STRATEGIES

Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolios employ an agent to implement the securities lending program and the agent receives a fee from the Portfolios for its services. A Portfolio will not lend more than 33 1/3% of the value of its total assets.

Each Portfolio may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks-to-market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receives a reasonable return on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Portfolio will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by a Portfolio. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. Each Portfolio loaning securities also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Non-Publicly Traded Securities, Private Placements and Restricted Securities. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded OTC, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability of the Fund's Portfolios to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolios to sell certain securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets, determined at the time of investment, in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration, including commercial paper issued in reliance on the so-called "private placement" exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the "1933 Act"). However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities"), and may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Portfolios may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

The Portfolios may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Portfolios cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

When-Issued and Delayed Delivery Securities. From time to time, the Portfolios may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Portfolios may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its NAV. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its NAV. Each Portfolio will also earmark or segregate cash or liquid assets or establish a segregated account on the Portfolio's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

Borrowing for Investment Purposes. Borrowing for investment purposes creates leverage which is a speculative characteristic. Portfolios authorized to borrow will do so only when the Adviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in a Portfolio's NAV per share and net yield. Each Portfolio that engages in borrowing expects that all of its borrowing will be made on a secured basis. The Portfolio will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

Temporary Borrowing. Each Portfolio is permitted to borrow from banks in an amount up to 10% of its total assets for extraordinary or emergency purposes, except that the Emerging Markets Domestic Debt and Emerging Markets External Debt Portfolios may borrow in accordance with fundamental investment limitation number (5) below. For example, the Portfolios may borrow for temporary defensive purposes or to meet shareholder redemptions when the Adviser believes that it would not be in the best interests of a Portfolio to liquidate portfolio holdings. Each Portfolio (other than the Emerging Markets Domestic Debt and Emerging Markets External Debt Portfolios) will not purchase additional securities while temporary borrowings exceed 5% of its total assets.

The Board of Directors of the Fund has approved procedures whereby the Portfolios together with other investment companies advised by the Adviser or its affiliates may enter into a joint line of credit arrangement with a bank. Each Portfolio would be liable only for its own temporary borrowings under the joint line of credit arrangements.

Reverse Repurchase Agreements. Under a reverse repurchase agreement, a Portfolio sells a security and promises to repurchase that security at an agreed-upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will earmark or segregate cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the reverse repurchase agreement.

The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of a Portfolio's total assets, except as permitted by law.

Short Sales. A short sale is a transaction in which a Portfolio sells securities that it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Portfolio will earmark or segregate cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the current market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short. Short sales by the Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of the borrowed security will decline, the Portfolio will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

DERIVATIVES

Certain Portfolios may, but are not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by a Portfolio is a function of numerous variables, including market conditions. A Portfolio complies with applicable regulatory requirements when using derivatives, including the earmarking or segregating of cash or of liquid assets when mandated by the SEC rules or SEC staff positions. Although the Adviser seeks to use derivatives to further a Portfolio's investment objective, no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives. Derivatives utilized by a Portfolio may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indices, interest rates, currencies and other assets. Certain derivative instruments which a Portfolio may use and the risks of those instruments are described in further detail below. A Portfolio may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with a Portfolio's investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Portfolio will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•  Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Portfolio's interests. A Portfolio bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for a Portfolio.

•  Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•  Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Portfolio.

•  Using derivatives as a hedge against a portfolio investment subjects a Portfolio to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in a Portfolio incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•  While using derivatives for hedging purposes can reduce a Portfolio's risk of loss, it may also limit a Portfolio's opportunity for gains or result in losses by offsetting or limiting a Portfolio's ability to participate in favorable price movements in portfolio investments.

•  Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Portfolio enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, a Portfolio will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly as well as the additional risks associated with derivatives transactions.

•  The use of certain derivatives transactions, including OTC derivatives, involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

•  Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Portfolio may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•  While some derivatives are cleared through a regulated, central clearinghouse, many derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission ("CFTC") or the SEC. Instead, such bilateral OTC derivatives are entered into directly by a Portfolio and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, a Portfolio will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to participants in the cleared derivatives markets are not available to participants in bilateral OTC derivatives transactions. Bilateral OTC derivatives transactions are not subject to the guarantee of a clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions.

•  A Portfolio may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•  As a result of the structure of certain derivatives, adverse changes in, among other things, interest rates, volatility or the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•  Certain derivatives may be considered illiquid and therefore subject to a Portfolio's limitation on investments in illiquid securities.

•  Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on a Portfolio's ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•  Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country's economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for a Portfolio to respond to such events in a timely manner.

Regulatory Matters. As described herein, a Portfolio may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets equal in value to a Portfolio's potential economic exposure under the transaction. A Portfolio will cover such transactions as described herein or in such other manner in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Earmarked or segregated cash or liquid assets and assets held in margin accounts are not otherwise available to a Portfolio for investment purposes. If a large portion of a Portfolio's assets are used to cover derivatives transactions or are otherwise earmarked or segregated, it could affect portfolio management or a Portfolio's ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), a Portfolio is permitted to earmark or segregate cash or liquid assets in an amount equal to a Portfolio's daily marked-to-market net obligations (i.e., a Portfolio's daily net liability) under the derivative, if any, rather than the derivative's full notional amount or the market value of the instrument underlying the derivative, as applicable. By segregating assets equal to only its net obligations under cash-settled derivatives, a Portfolio will have the ability to employ leverage to a greater extent than if a Portfolio were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Portfolio's ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and the rules promulgated thereunder may limit the ability of a Portfolio to enter into one or more exchange-traded or OTC derivatives transactions.

A Portfolio's use of derivatives may also be limited by the requirements of the Code for qualification as a regulated investment company for U.S. federal income tax purposes.

The Fund, on behalf of each Portfolio, has filed a notice of eligibility with the National Futures Association ("NFA") claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") pursuant to

CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act, as amended ("CEA"), with respect to each Portfolio's operations. Therefore, neither the Portfolios nor the Adviser (with respect to the Portfolios) is subject to registration or regulation as a CPO under the CEA. If a Portfolio becomes subject to these requirements, as well as related NFA rules, the Portfolio may incur additional compliance and other expenses.

With respect to investments in swap transactions, commodity futures, commodity options or certain other commodity interests used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order for its investment adviser to claim an exemption from being considered a CPO. First, the aggregate initial margin and premiums required to establish an investment company's positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company's portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company's portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets.

Forwards. A foreign currency forward exchange contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the foreign currency forward exchange contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency futures are similar to foreign currency forward exchange contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to a Portfolio and poorer overall performance for a Portfolio than if it had not entered into foreign currency forward exchange contracts. Certain Portfolios may enter into foreign currency forward exchange contracts under various circumstances. The typical use of a foreign currency forward exchange contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which a Portfolio is holding in its portfolio. By entering into a foreign currency forward exchange contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize foreign currency forward exchange contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, a Portfolio may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

A Portfolio will not enter into foreign currency forward exchange contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of a Portfolio's portfolio securities.

When required by law, a Portfolio will earmark or segregate cash or U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of a Portfolio's total assets committed to the consummation of foreign currency forward exchange contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be segregated or earmarked on a daily basis so that the value of such securities will equal the amount of a Portfolio's commitments with respect to such contracts.

A Portfolio may be limited in its ability to enter into hedging transactions involving foreign currency forward exchange contracts by the Code requirements relating to qualification as a regulated investment company.

Foreign currency forward exchange contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase a Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.

Futures Contracts. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to broad-based securities indices). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commission merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to a Portfolio.

In addition, a Portfolio may be required to earmark or segregate cash or liquid assets or maintain earmarked or segregated cash or liquid assets in order to cover futures transactions. A Portfolio will earmark or segregate cash or liquid assets in an amount equal to the difference between the market value of a futures contract entered into by a Portfolio and the aggregate value of the initial and variation margin payments made by a Portfolio with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See "Regulatory Matters" above.

Additional Risks of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to a Portfolio.

•  Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, a Portfolio would be required to make daily cash payments to maintain its required margin. A Portfolio may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. A Portfolio could lose margin payments deposited with a futures commission merchant if the futures commission merchant breaches its agreement with a Portfolio, becomes insolvent or declares bankruptcy.

•  Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, a Portfolio could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit a Portfolio's potential losses.

•  Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Options. An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") on or prior to a specified date for American options or only at expiration for European options (the "expiration date"). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.

Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the Portfolios and their counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, may be settled in cash in an amount based on the difference between the value of the underlying instrument and the strike price, which is then multiplied by a specified multiplier.

Writing Options. Certain Portfolios may write call and put options. As the writer of a call option, a Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised a Portfolio is not required to deliver the underlying security and retains the premium received.

Certain Portfolios may only write call options that are "covered." A call option on a security is covered if (a) a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by a Portfolio in earmarked or segregated cash or liquid assets) upon conversion or exchange of other securities held by a Portfolio; or (b) a Portfolio has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Portfolio in earmarked or segregated cash or liquid assets.

Selling call options involves the risk that a Portfolio may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, a Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

Certain Portfolios may write put options. As the writer of a put option, a Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, a Portfolio is not required to receive the underlying security in exchange for the exercise price and retains the option premium.

A Portfolio may only write put options that are "covered." A put option on a security is covered if (a) a Portfolio earmarks or segregates cash or liquid assets equal to the exercise price; or (b) a Portfolio has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by a Portfolio in earmarked or segregated cash or liquid assets.

Selling put options involves the risk that a Portfolio may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While a Portfolio's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, a Portfolio's risk of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

A Portfolio may close out an options position which it has written through a closing purchase transaction. A Portfolio could execute a closing purchase transaction with respect to a written call option by purchasing a call option on the same underlying security which has the same exercise price and expiration date as the call option written by a Portfolio. A Portfolio could execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by a Portfolio. A closing purchase transaction may or may not result in a profit to a Portfolio. A Portfolio can close out its position as an option writer only if a liquid market exists for options on the same underlying security which have the same exercise price and expiration date as the option written by a Portfolio. There is no assurance that such a market will exist with respect to any particular option.

The writer of an American option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require a Portfolio to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, which may limit the amount of appreciation a Portfolio can realize on an investment, or may cause a Portfolio to hold a security that it might otherwise sell.

Purchasing Options. Certain Portfolios may purchase call and put options. As the buyer of a call option, a Portfolio pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, a Portfolio could exercise the option and acquire the underlying security at a below market price, which could result in a gain to a Portfolio, minus the premium paid. As the buyer of a put option, a Portfolio pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, a Portfolio could exercise the option and sell the underlying security at an above market price, which could result in a gain to a Portfolio, minus the premium paid. A Portfolio may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, a Portfolio may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to a Portfolio. A Portfolio's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If a Portfolio does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices, than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, a Portfolio may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the difference between the value of the underlying index and the strike price. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the strike price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to a Portfolio on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price movements of individual components of the index. As with other options, a Portfolio may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. A Portfolio may cover call options written on an index by owning securities or other assets whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes, among other things, in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, a Portfolio may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.

Foreign currency options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, a Portfolio would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets. A Portfolio may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out a Portfolio's futures position.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The exercise of options written or purchased by a Portfolio could cause a Portfolio to sell portfolio securities, thus increasing a Portfolio's portfolio turnover.

•  A Portfolio pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•  A Portfolio's options transactions may be limited by limitations on options positions established by the SEC, the CFTC or the exchanges on which such options are traded.

•  The hours of trading for exchange-listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•  Index options based upon a narrow index of securities or other assets may present greater risks than options based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities or other assets.

•  A Portfolio is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by a Portfolio in connection with options transactions.

Swaps. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Many swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These

OTC swaps are often subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar-denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Portfolio's investment objective and policies, a Portfolio is not limited to any particular form or variety of swap contract. A Portfolio may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. Certain Portfolios may also enter into related derivative instruments including caps, floors and collars.

A Portfolio may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by a Portfolio to the swap counterparty will be covered by earmarking or segregating cash or liquid assets. If a Portfolio enters into a swap agreement on other than a net basis, a Portfolio will earmark or segregate cash or liquid assets with a value equal to the full notional amount of a Portfolio's accrued obligations under the agreement.

The Dodd-Frank Act and related regulatory developments require the eventual clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and SEC recently defined as "swaps" and "security based swaps," respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, a Portfolio's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. A Portfolio initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants ("FCMs") that are members of the clearinghouse that serves as the central counterparty. When a Portfolio enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as "initial margin." Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a "variation margin" amount may also be required to be paid by a Portfolio or may be received by a Portfolio in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Portfolio has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss that is greater than such margin amount. If a Portfolio has a loss of less than the margin amount, the excess margin is returned to the Portfolio. If a Portfolio has a gain, the full margin amount and the amount of the gain is paid to the Portfolio.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap, but it does not eliminate those risks completely. There is also a risk of loss by a Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position in a swap contract. The assets of a Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's or central counterparty's customers or clearing members. If the FCM does not provide accurate reporting, a Portfolio is also subject to the risk that the FCM could use the Portfolio's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange-trading is expected to increase liquidity of swaps trading.

In addition, with respect to cleared swaps, a Portfolio may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Portfolio may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Portfolio to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

A Portfolio is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Portfolio can enter into a new trade, market conditions may become less favorable to the Portfolio.

The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect a Portfolio's ability to enter into swap agreements and the costs and risks associated with such investments.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate and total rate of return swaps is typically limited to the net amount of interest payments that a Portfolio is contractually obligated to make.

Certain Portfolios may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified interest rate index exceeds a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified interest rate falls below a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Caps, floors and collars may be less liquid than other types of derivatives. If a Portfolio sells caps, floors and collars, it will earmark or segregate cash or liquid assets with a value equal to the full amount, accrued daily, of a Portfolio's net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party typically exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party typically agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the "buyer" typically agrees to pay to the "seller" a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par (or other agreed-upon) value of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of that referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in a credit default swap. Where a Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, a Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. A Portfolio will generally earmark or segregate cash or liquid assets to cover any potential obligation under a credit default swap sold by a Portfolio. The use of credit default swaps could result in losses to a Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for a premium. A receiver swaption gives the owner the right to receive the return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•  OTC swap agreements are not traded on exchanges and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell.

•  In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•  The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain CFTC and SEC rules promulgated thereunder. It is possible that further developments in the swaps market, including new and additional governmental regulation, could result in higher Portfolio costs and expenses and could adversely affect a Portfolio's ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Contracts for Difference ("CFDs"). Certain Portfolios may purchase CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if a Portfolio buys a long CFD and the underlying security is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of a Portfolio's shares, may be reduced. A Portfolio will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Structured Investments. Certain Portfolios also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices or other financial references. Structured investments may come in various forms, including notes, warrants and options to purchase securities, and may be listed and traded on an exchange or otherwise traded in the OTC market.

The Portfolios will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the holders are relying on the creditworthiness of such issuer or counterparty and have no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a

Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to an underlying security, currency, commodity, index or market and a change in interest rates, principal amount, volatility, currency values or other factors, depending on the structured investment's design, may result in a gain or loss that is a multiple of the movement of such interest rates, principal amount, volatility, currency values or other factors. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments which are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

Combined Transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Portfolio may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

SPECIAL RISKS RELATED TO CYBER SECURITY

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate a Portfolio's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which a Portfolio invests, which may cause a Portfolio's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT LIMITATIONS

Fundamental Limitations

Each Portfolio has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio (except for the Global Franchise, International Real Estate and Small Company Growth Portfolios) will not:

(1)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

(2)  purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

(3)  make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

(4)  except with respect to the Emerging Markets Domestic Debt, Emerging Markets External Debt, Emerging Markets Leaders, Global Discovery, Global Infrastructure, Global Quality, Multi-Asset and U.S. Real Estate Portfolios, invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

(5)  borrow money, except the Portfolio may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

(6)  issue senior securities, except the Portfolio may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

(7)  underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

(8)  except with respect to the Global Infrastructure and Global Quality Portfolios, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the U.S. Real Estate Portfolio will invest more than 25% of its total assets in the U.S. real estate industry, as described in its Prospectus, that the Global Real Estate Portfolio will invest more than 25% of its total assets in the real estate industry, as described in its Prospectus, and that the Frontier Emerging Markets Portfolio will invest more than 25% of its total assets in the banking industry;

(9)  with respect to the Global Infrastructure and Global Quality Portfolios only, acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the Global Infrastructure Portfolio will invest 25% or more of its total assets in the infrastructure industry; and

(10)  except with respect to the Global Real Estate Portfolio, write or acquire options or interests in oil, gas or other mineral exploration or development programs.

Each of the Global Franchise, International Real Estate and Small Company Growth Portfolios will not:

(1)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);

(2)  purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

(3)  lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

(4)  except with respect to the Global Franchise Portfolio and the International Real Estate Portfolio, with respect to 75% of its total assets (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

(5)  issue senior securities and will not borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

(6)  underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

(7)  except with respect to the International Real Estate Portfolio, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(8)  with respect to the International Real Estate Portfolio only, acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the International Real Estate Portfolio will invest 25% or more of its total assets in the real estate industry; and

(9)  write or acquire options or interests in oil, gas or other mineral exploration or development programs.

Non-Fundamental Limitations

In addition, each Portfolio of the Fund has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval. Each Portfolio will not:

(1)  purchase on margin or sell short except (i) that the Emerging Markets Domestic Debt and the Emerging Markets External Debt Portfolios may sell securities short without limitation but consistent with applicable legal requirements as stated in their Prospectuses; (ii) that each Portfolio may enter into option transactions and futures contracts as described in its Prospectus; and (iii) as specified above in fundamental investment limitation number (1) above;

(2)  except with respect to the Global Real Estate Portfolio, make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the respective Prospectuses) that are publicly distributed; and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

(3)  borrow money, except from banks for extraordinary or emergency purposes, and then only in amounts up to 10% of the value of the Portfolio's total assets (including, in each case, the amount borrowed less liabilities (other than borrowings)), or purchase securities while borrowings exceed 5% of its total assets, except that (i) the Emerging Markets Domestic Debt and Emerging Markets External Debt Portfolios may borrow in accordance with fundamental investment limitation number (5) above and (ii) the Emerging Markets Domestic Debt and Emerging Markets External Debt Portfolios may purchase securities while borrowings exceed 5% of their total assets, provided that the sole purpose of such borrowings is to honor redemption requests; and

(4)  invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

Whether diversified or non-diversified, each Portfolio will satisfy the diversification requirements for tax treatment as a regulated investment company ("RIC"). As a result, each Portfolio will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash (including cash items and receivables), U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of one or more "qualified" publicly traded partnerships. Prior to the close of each quarter (or within 30 days thereafter), the Portfolio's holdings may be less diversified and are not required to satisfy any diversification test.

The percentage limitations contained in these fundamental and non-fundamental limitations apply at the time of purchase of securities. A later change in percentage resulting from changes in the value of the Portfolio's assets or in total or net assets of the Portfolio will not be considered a violation of the restriction and the sale of securities will not be required. The foregoing does not apply to borrowings. Future portfolios of the Fund may adopt different limitations.

The investment policies, limitations or practices of the Portfolios may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, a Portfolio may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's Board of Directors and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Adviser's fiduciary duties to Fund shareholders. In no instance may the Adviser, Sub-Advisers or the Fund receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third-parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information monthly, at least 15 calendar days after the end of each month (except with respect to the Global Franchise and Global Quality Portfolios); and

•  top 10 holdings monthly, at least 15 calendar days after the end of each month.

With respect to the Global Franchise and Global Quality Portfolios, complete holdings will be available on a quarterly basis 15 calendar days after the quarter-end to current shareholders who call (800) 548-7786 or email client service at msimcs@morganstanley.com.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings information pursuant to certain exemptions set forth in the Policy. Third-parties eligible for exemptions under the Policy and therefore eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third-party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities or related derivative securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third-party pursuant to an exemption unless and until the third-party recipient has entered into a non-disclosure agreement with the Fund and the arrangement has been reviewed and approved as set forth in the Policy and discussed below. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as-needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent Directors (on an as-needed basis) and (iv) members of the Board of Directors (on an as-needed basis). Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third-party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser and/or Sub-Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser and Sub-Advisers or any affiliate of the Adviser or Sub-Advisers (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Adviser, the Sub-Advisers, the Fund and/or certain Portfolios currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers
RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)
State Street Bank and Trust Company(*)	Complete portfolio holdings	Daily basis	(2)
BlackRock Financial Management Inc.(*)(4)	Complete portfolio holdings	Daily basis	(2)
KPMG LLP(*)(5)	Information regarding the Portfolio's holdings in	Monthly basis	Approximately five to eight business days after
	KPMG LLP's top		month end
audit clients
R.V. Kuhns & Associates, Inc.(*)(5)	Information regarding the Portfolio's holdings in	Monthly basis	Approximately five to eight business days after
	KPMG LLP's top		month end
audit clients
Fund Rating Agencies
Lipper(*)	Top ten and complete portfolio holdings	Monthly basis	Approximately six business days after month end
Morningstar(*)	Complete portfolio holdings	Monthly basis	Approximately six days after month end
Consultants and Analysts
Aon Hewitt Inc.(*)(7)	Complete portfolio holdings	Monthly basis	Approximately 30 days after month end

Name	Information Disclosed	Frequency(1)	Lag Time
Citigroup(*)	Complete portfolio holdings	Quarterly basis(3)	At least one day after quarter end
Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end
Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(3)	Approximately 10-12 days after month/quarter end
Mercer Investment Consulting(*)(6)	Complete portfolio holdings	As needed	(2)
Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(3)	Approximately 10-12 days after month/quarter end
Portfolio Analytics Providers
FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

  (*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

  (1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

  (2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

  (3)  This information will also be provided upon request from time to time.

  (4)  With respect to the Emerging Markets Domestic Debt, Emerging Markets External Debt and Multi-Asset Portfolios, only.

  (5)  With respect to the Emerging Markets and Global Real Estate Portfolios, only.

  (6)  With respect to the Emerging Markets, Growth, International Equity, Small Company Growth and U.S. Real Estate Portfolios, only.

  (7)  With respect to the Global Franchise Portfolio, only.

All disclosures of non-public portfolio holdings information made to third-parties pursuant to the exemptions set forth in the Policy must be reviewed by Morgan Stanley Investment Management's ("MSIM") Legal and Compliance Division and approved by the Head of the Long-Only Business of MSIM. Disclosures made to third-parties in connection with (i) broker-dealer interest lists; (ii) shareholder in-kind distributions; (iii) attribution analyses; or (iv) transition managers are pre-approved for purposes of the Policy. In addition, the following categories of third-parties that may receive non-public portfolio holdings information are also pre-approved provided that they enter into non-disclosure agreements (as discussed above): (i) fund rating agencies; (ii) information exchange subscribers; (iii) consultants and analysts (including defined benefit and defined contribution plan sponsors, and variable annuity providers); (iv) portfolio analytics providers; and (v) service providers.

The Adviser and/or Sub-Advisers shall report quarterly to the Board of Directors (or a designated committee thereof) at the next regularly scheduled meeting: (i) any material information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption; and (ii) any new non-disclosure agreements entered into during the reporting period. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third-party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

PURCHASE AND REDEMPTION OF SHARES

Class L shares of the Portfolios are not being offered at this time. You do not currently have the option of purchasing Class L shares. However, the existing Class L shareholders may continue to invest through reinvestment of dividends and distributions.

Information concerning how Portfolio shares are offered to the public (and how they are redeemed or exchanged) is provided in the applicable Portfolio's Prospectus. Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial investments for certain categories of investments.

The NAV per share of each Portfolio is calculated on days that the New York Stock Exchange ("NYSE") is open for business. NAV per share is determined as of the close of trading of the NYSE (normally 4:00 p.m. Eastern Time) (for each Portfolio, the "Pricing Time"). Certain Portfolios may, however, elect to remain open and price their shares on days when the NYSE is closed but the primary securities markets on which the Portfolios' securities trade remain open.

Additional Purchase Information

You may purchase Class I, Class A, Class C and Class IS shares directly from the Fund by Federal Funds wire or by check; however, on days that the NYSE is open but the custodian bank is closed, you may only purchase shares by check. Investors may also invest in the Portfolios by purchasing Class I, Class A, Class C and/or Class IS shares through certain third-parties, such as brokers, dealers or other financial intermediaries that have entered into a selling agreement with the Distributor (each a "Financial Intermediary"). Some Financial Intermediaries may charge an additional service or transaction fee (see also "Investment Through Financial Intermediaries"). If a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Fund or its agents incur. If you are already a shareholder, the Fund may redeem shares from your account(s) to reimburse the Fund or its agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Fund.

Federal Funds Wire. When a purchase order is received prior to the Pricing Time and Federal Funds are received prior to the regular close of the Federal Funds Wire Control Center ("FFWCC") (normally 6:00 p.m. Eastern Time), the purchase will be executed at the NAV computed on the date of receipt. Purchases for which an order is received after the Pricing Time or for which Federal Funds are received after the regular close of the FFWCC will be executed at the NAV next determined. Certain institutional investors and financial institutions have entered into agreements with the Fund pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares the following business day.

Check. An account may be opened and you may purchase Class I, Class A, Class C and Class IS shares by completing and signing a New Account Application and mailing it, together with a check payable to "Morgan Stanley Institutional Fund, Inc. — [Portfolio name]" to:

Morgan Stanley Institutional Fund, Inc.
c/o Boston Financial Data Services, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

A purchase of shares by check ordinarily will be credited to your account at the NAV per share of each of the Portfolios determined on the day of receipt.

Investment Through Financial Intermediaries. Certain Financial Intermediaries have made arrangements with the Fund so that an investor may purchase Class I, Class A, Class C and Class IS shares or redeem Class I, Class A, Class H, Class C, Class L and Class IS at the NAV per share (after any applicable sales load or contingent deferred sales charge ("CDSC")) next determined after the Financial Intermediary receives the share order. In other instances, the Fund has also authorized such Financial Intermediaries to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf at the share price next determined after such designees receive the share order. Under these arrangements, the Fund will be deemed to have received a purchase or redemption order when the Financial Intermediary or, if applicable, a Financial Intermediary's authorized designee, receives the share order from an investor.

Conversion to a New Share Class

If the value of an account containing shares of a Portfolio falls below the investment minimum for the class of shares held by the account because of shareholder redemption(s) or the failure to meet one of the waiver criteria set forth in the applicable Portfolio's Prospectus and, if the account value remains below such investment minimum, the shares in such account may, at the Adviser's discretion, convert to another class of shares offered by the Portfolio, if an account meets the minimum investment amount for such class, and will be subject to the shareholder services fee and other features applicable to such shares. Conversion to another class of shares will result in holding a share class with higher fees. The Fund will not convert to another class of shares based solely upon changes in the market that reduce the NAV of shares. Under current tax law, conversion between share classes is not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.

Involuntary Redemption of Shares

If your account has been converted to a new share class and the value of an account falls below the investment minimum for that class because of shareholder redemption(s) or you no longer meet one of the waiver criteria set forth in the applicable Portfolio's Prospectus, and if the account value remains below such investment minimum, the shares in such account may be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the NAV of shares. If shares are redeemed, redemption proceeds will be promptly paid to the shareholder. Shareholders will be notified prior to any such redemption.

Suspension of Redemptions

The Fund may suspend the right of redemption or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for a Portfolio to dispose of securities it owns, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.

Further Redemption Information

To protect your account and the Fund from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (i) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (ii) share transfer requests. An "eligible guarantor institution" may include a bank, a trust company, a credit union or savings and loan association, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. The signature guarantees must appear either: (i) on the written request for redemption; (ii) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (iii) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

ACCOUNT POLICIES AND FEATURES

Transfer of Shares

Shareholders may transfer shares of a Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. It may not be possible to transfer shares purchased through a Financial Intermediary. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the applicable Portfolio's Prospectus. As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring shares may affect the eligibility of an account for a given class of a Portfolio's shares and may result in involuntary conversion or redemption of such shares. Under certain circumstances, the person who receives the transfer may be required to complete a New Account Application.

Valuation of Shares

NAV per share is determined by dividing the total market value of each Portfolio's investments and other assets, less the total market value of all liabilities, by the total number of outstanding shares of that Portfolio. The NAV for each class of shares offered by the Fund may differ due to class-specific expenses paid by each class, including the shareholder servicing fees charged to Class A shares, Class H shares, Class C shares and Class L shares.

In the calculation of a Portfolio's NAV: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; and (2) all other equity portfolio securities for which OTC market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that the closing price, last sales price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser or Sub-Advisers determine such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Adviser or Sub-Advisers.

Certain of a Portfolio's securities may be valued by an outside pricing service approved by the Board. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. If an exchange closing price or bid and asked prices are not available from the exchange, then the quotes from one or more brokers or dealers may be used. Unlisted options and swaps are valued by an outside pricing service approved by the Board or quotes from a broker or dealer. Unlisted options and swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, then at the last sale price on the exchange.

If the Adviser determines that the valuation received from the outside pricing service or broker or dealer is not reflective of the security's market value, such security is valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Board.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board.

Although the legal rights of Class I, Class A, Class H, Class C, Class L and Class IS shares will be identical, the different expenses borne by each class will result in different NAVs and dividends for the class. Dividends will differ by approximately the amount of the class specific expenses (distribution, transfer agency and sub transfer agency fees). The NAV of Class A, Class H, Class C and Class L shares will generally be lower than the NAV of Class I and Class IS shares as a result of the shareholder services fees charged to Class A and Class H shares and the distribution and shareholder services fees charged to Class C and Class L shares and certain other class-specific expenses of Class A, Class H, Class C and Class L shares.

MANAGEMENT OF THE FUND

Directors and Officers

The Board of the Fund consists of 12 Directors. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. 11 Directors have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These Directors are the "non-interested" or "Independent" Directors of the Fund. The other Director (the "Interested Director") is affiliated with the Adviser.

Board Structure and Oversight Function

The Board's leadership structure features an Independent Director serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Directors operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Directors, the Fund and Fund stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Directors has established five standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee. The Audit Committee, the Governance Committee and the Closed-End Fund Committee are comprised exclusively of Independent Directors. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Independent Directors and the Committees."

The Portfolios are subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Directors oversees these risks as part of its broader oversight of the Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Portfolios. In addition, appropriate personnel, including but not limited to the Fund's Chief Compliance Officer, members of the Fund's administration and accounting teams, representatives from the Fund's independent registered public accounting firm, the Fund's Treasurer, portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund's activities and related risks to the Board of Directors and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Directors regarding material exceptions and items relevant to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Portfolios, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Portfolios. Moreover, the Board recognizes that it may be necessary for the Portfolios to bear certain risks (such as investment risk) to achieve their respective investment objectives.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund's operations and related risks.

Directors

The Fund seeks as Directors individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Director was and continues to be qualified to serve as Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Director, including those enumerated in the table below, the Board has determined that each of the Directors is qualified to serve as a Director of the Fund. In addition, the Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund's Governance Committee and Board of Directors nomination process is provided below under the caption "Independent Directors and the Committees."

The Directors of the Fund, their ages, addresses, positions held, length of time served, their principal business occupations during the past five years and other relevant professional experience, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of December 31, 2014 unless otherwise indicated) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the "Morgan Stanley AIP Funds") (collectively, the "Morgan Stanley Funds").

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U. S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

  *  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various non-profit organizations.

  *  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Nancy C. Everett*** (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

  *  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

  ***  Ms. Everett and Ms. Haussler joined the Board of Directors of the Fund as Independent Directors effective January 1, 2015.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Jakki L. Haussler*** (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

  *  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

  ***  Ms. Everett and Ms. Haussler joined the Board of Directors of the Fund as Independent Directors effective January 1, 2015.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

  *  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

  *  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Interested Director	Other Directorships Held by Interested Director**
James F. Higgins (67) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

  *  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

The executive officers of the Fund, their ages, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012) for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Daniel E. Burton, Gladys Chang and Edward J. Meehan.

For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2014 is set forth in the table below.

Name of Director	Dollar Range of Equity Securities in the Fund (As of December 31, 2014)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (As of December 31, 2014)
Independent:
Frank L. Bowman(1)	(2)	over $100,000
Michael Bozic	(3)	over $100,000
Kathleen A. Dennis	(4)	over $100,000
Nancy C. Everett(10)	N/A	N/A
Jakki L. Haussler(10)	N/A	N/A
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	(5)	over $100,000
Michael F. Klein(1)	(6)	over $100,000
Michael E. Nugent	(7)	over $100,000
W. Allen Reed(1)	(8)	over $100,000
Fergus Reid(1)	(9)	over $100,000
Interested:
James F. Higgins	None	over $100,000

  1  Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.

  2  Growth Portfolio ($50,001-$100,000) and Small Company Growth Portfolio ($50,001-$100,000).

  3  Growth Portfolio ($50,001-$100,000).

  4  Small Company Growth Portfolio (over $100,000).

  5  Emerging Markets Portfolio (over $100,000) and U.S. Real Estate Portfolio (over $100,000).

  6  Emerging Markets Portfolio ($10,001-$50,000); Global Franchise Portfolio ($50,001-$100,000); Global Real Estate Portfolio ($50,001-$100,000); International Equity Portfolio (over $100,000) and Small Company Growth Portfolio ($50,001-$100,000).

  7  Growth Portfolio (over $100,000); Global Franchise Portfolio (over $100,000).

  8  Emerging Markets Portfolio (over $100,000); Growth Portfolio (over $100,000); International Equity Portfolio ($10,001-$50,000); Small Company Growth Portfolio (over $100,000) and U.S. Real Estate Portfolio (over $100,000).

  9  Growth Portfolio (over $100,000); International Equity Portfolio (over $100,000); U.S. Real Estate Portfolio (over $100,000).

  10  Ms. Everett and Ms. Haussler joined the Board of Directors of the Fund as Independent Directors effective January 1, 2015.

As to each Independent Director and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of April 1, 2015, the Directors and officers of the Fund, as a group, owned less than 1% of any Class of the outstanding common stock of each Portfolio.

Independent Directors and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Board has five committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee.

The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Jakki L. Haussler, Joseph J. Kearns, Michael F. Klein and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the 1940 Act, of the Fund (with such disinterested Directors being "Independent Directors" or individually, an "Independent Director"). Each Independent Director is also "independent" from the Fund under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael E. Nugent and Fergus Reid, each of whom is an Independent Director. In addition, Michael E. Nugent (as Chairperson of the Morgan Stanley Funds) periodically may attend other operating committee meetings. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, all the Independent Directors participate in the selection and nomination of candidates for election as Independent Directors for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Directors shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below under the caption "Shareholder Communications."

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, Nancy C. Everett, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic, Nancy C. Everett and Manuel H. Johnson are Independent Directors. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory, Sub-Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Nancy C. Everett, Jakki L. Haussler, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. Within the Fund Complex, the Sub-Committees and their members are as follows:

  (1)  Equity—W. Allen Reed (Chairperson), Frank L. Bowman, Nancy C. Everett and Michael E. Nugent.

  (2)  Fixed Income—Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

  (3)  Money Market and Alternatives—Kathleen A. Dennis (Chairperson), Jakki L. Haussler, James F. Higgins and Joseph J. Kearns.

The Board formed the Closed-End Fund Committee to consider a range of issues unique to closed-end funds. The Closed-End Fund Committee consists of Michael E. Nugent, W. Allen Reed and Fergus Reid, each of whom is an Independent Director. The Chairperson of the Closed-End Fund Committee is Michael E. Nugent.

During the Fund's fiscal year ended December 31, 2014, the Board of Directors held the following meetings:

Board of Directors	6
Committee/Sub-Committee:	Number of meetings:
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	1
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Money Market and Alternatives Sub-Committee	5
Closed-End Fund Committee	4

Experience, Qualifications and Attributes. The Board has concluded, based on each Director's experience, qualifications and attributes that each Board member should serve as a Director. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee, and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director Emeritus for the Armed Services YMCA of the USA, Director of the U.S. Naval Submarine League and as Chairman of the charity J Street Cup Golf. Mr. Bowman serves as a Trustee of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel (1994-1996) where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l'Orde National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

With over 20 years of experience on the boards and in senior management of such companies as Kmart Corporation, Levitz Furniture Corporation, Hills Department Stores and Sears Merchandise Group of Sears, Roebuck & Co., where Mr. Bozic also served as Chief Executive Officer of the Merchandise Group, and with nearly 20 years of experience as a Director or Trustee of certain other funds in the Fund Complex, Mr. Bozic has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Bozic has served as the Chairperson of the Compliance and Insurance Committee since 2006.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.

Ms. Everett has over 35 years of experience in the financial services industry, including roles with both registered investment companies and registered investment advisers. By serving on the boards of other registered funds, such as GMAM Absolute Return Strategies Fund, LLC and Emerging Markets Growth Fund, Inc., Ms. Everett has acquired significant experience with financial, accounting, investment and regulatory matters. Ms. Everett is also a Chartered Financial Analyst.

With more than 30 years of experience in the financial services industry, including her years of entrepreneurial and managerial experience in the development and growth of Opus Capital Group, Ms. Haussler brings a valuable perspective to the Fund's Board. Through her role at Opus Capital and her service as a director of several venture capital funds and other boards, Ms. Haussler has gained valuable experience dealing with accounting principles and evaluating financial results of large corporations. She is a certified public accountant (inactive), a licensed attorney in the State of Ohio (inactive) and an audit committee financial expert under SEC regulations.

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for nearly 20 years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a Director of Electro Rent Corporation and previously served as Director of The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the SEC.

Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of the Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive

Officer of Aetos Capital, LLC, Co-President of Aetos Alternatives Management, LLC and as a Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his over 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee, Chairperson of the Closed-End Fund Committee and Chairperson of the Morgan Stanley Funds. Mr. Nugent also has experience as a former General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares, Inc. and his service as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his position as a Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a Trustee or Director of certain investment companies in the JP Morgan Funds complex and as a Trustee or Director of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

Mr. Higgins has over 30 years of experience in the financial services industry. Mr. Higgins has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters due to his experience on the boards of other funds in the Fund Complex. Mr. Higgins also previously served on the boards of other companies in the financial services industry, including AXA Financial, Inc. and AXA Equitable Life Insurance Company.

The Directors' principal occupations during the past five years or more are shown in the above tables.

Advantages of Having the Same Individuals as Directors for the Morgan Stanley Funds

The Independent Directors and the Fund's management believe that having the same Independent Directors for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Morgan Stanley Funds.

Shareholder Communications

Shareholders may send communications to the Fund's Board of Directors. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Compensation

Effective January 1, 2015, each Director (except for the Chairperson of the Boards) receives an annual retainer fee of $240,000 ($230,000 prior to January 1, 2015) for serving as a Director of the Morgan Stanley Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $78,750 and the Investment Committee Chairperson receives an additional annual retainer fee of $63,000. Other Committee and Sub-Committee Chairpersons (except for the Chairperson of the Closed-End Fund Committee) receive an additional annual retainer fee of $31,500. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Morgan Stanley Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $480,000 ($460,000 prior to January 1, 2015) for his services as Chairperson of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as a Director.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund's Directors from the Fund for the fiscal year ended December 31, 2014 and the aggregate compensation payable to each of the Fund's Directors by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2014.

	Compensation(1)
Name of Independent Director:	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to Directors(3)
Frank L. Bowman	$32,346	$261,500
Michael Bozic	31,739	261,500
Kathleen A. Dennis	32,346	261,500
Nancy C. Everett(4)	N/A	N/A
Jakki L. Haussler(4)	N/A	N/A
Manuel H. Johnson	35,562	293,000
Joseph J. Kearns(3)	37,483	340,750
Michael F. Klein(2)(3)	32,360	261,500
Michael E. Nugent	55,887	460,000
W. Allen Reed(2)(3)	32,360	261,500
Fergus Reid(3)	31,739	308,500
Name of Interested Director:
James F. Higgins	27,976	230,000

  (1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

  (2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Directors deferred compensation from the Fund during the fiscal year ended December 31, 2014: Mr. Klein, $32,360 and Mr. Reed, $32,360.

  (3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2014 before deferral by the Directors under the DC Plan. As of December 31, 2014, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Klein, Reed and Reid pursuant to the deferred compensation plan was $666,222, $260,630, $1,697,049 and $845,514, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

  (4)  Ms. Everett and Ms. Haussler joined the Board of Directors of the Fund as Independent Directors effective January 1, 2015.

Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the "Adopting Funds") had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an

Independent Director of any such fund (an "Eligible Director") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Adopting Funds for the fiscal year ended December 31, 2014, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement. Only the Directors noted below participated in the retirement program.

	Retirement Benefits Accrued as Fund Expenses		Estimated Annual Benefits Upon Retirement(1)
Name of Independent Director:	By the Fund*	By All Adopting Funds	From the Fund*	From All Adopting Funds
Michael Bozic(2)	$(219)	$(9,955)	$967	$43,940
Manuel H. Johnson	706	31,557	1,420	64,338
Michael E. Nugent(2)	(322)	(14,620)	1,269	57,539

*  Growth Portfolio

  (1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director's life.

  (2)  Messrs. Bozic's and Nugent's retirement expenses are negative due to the fact their expenses have been overaccrued.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Directors has adopted a Code of Ethics for the Fund and approved a Code of Ethics adopted by the Adviser, each Sub-Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes are designed to detect and prevent improper personal trading. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a pre-clearance requirement with respect to personal securities transactions.

INVESTMENT ADVISORY AND OTHER SERVICES

Adviser

The Adviser is a wholly-owned subsidiary of Morgan Stanley (NYSE: "MS"), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036, and the principal offices of the Adviser are located at 522 Fifth Avenue, New York, NY 10036. As of March 31, 2015, the Adviser, together with its affiliated asset management companies, had approximately $406.6 billion in assets under management or supervision.

The Adviser provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes each of the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Portfolio's investments. Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive from each class of shares of each Portfolio an annual management fee, payable quarterly, equal to the percentage of average daily net assets set forth in the below table reflecting the contractual advisory fee and the maximum expense ratios for each Portfolio. The Adviser has agreed to a reduction in the fees payable to it and to reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each such Portfolio to exceed the percentage of average daily net assets set forth in the below table reflecting the contractual advisory fee and the maximum expense ratios for each Portfolio. In determining the actual amount of fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from total annual operating expenses acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for a Portfolio (except for the Emerging Markets Leaders, Global

Infrastructure and Growth Portfolios) will continue for at least one year (with respect to the Emerging Markets Leaders Portfolio, at least three years from the date of the applicable reorganization, and with respect to the Global Infrastructure and Growth Portfolios, at least two years from the date of the applicable reorganization) or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. In addition, with respect to the Growth Portfolio, in connection with the applicable reorganization, for at least two years from the date of the applicable reorganization or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such reimbursement when it deems such action is appropriate, the Adviser has agreed to reimburse 0.01% of expenses of the Class A shares of the Growth Portfolio to the extent that total annual operating expenses of the Class A shares of the Growth Portfolio exceed 0.96%.

The following table reflects for each Portfolio (i) the advisory fee paid; and (ii) the advisory fee waived and/or affiliated rebates for each of the past three fiscal years ended December 31, 2012, 2013 and 2014.

	Advisory Fees Paid (After Fee Waivers and/or Affiliated Rebates)			Advisory Fees Waived			Affiliated Rebates
Portfolio	2012 (000)	2013 (000)	2014 (000)	2012 (000)	2013 (000)	2014 (000)	2012 (000)	2013 (000)	2014 (000)
Active International Allocation	$1,745	$2,023	$2,119	$256	$226	$31	$47	$61	$57
Advantage	0	0	6	89	125	180	1	1	2
Asian Equity	0	0	0	48	74	79	@	@	@
Emerging Markets Domestic Debt	337	114	0	274	295	153	12	3	1
Emerging Markets External Debt	0	0	0	101	163	151	2	1	1
Emerging Markets Leaders	*	*	*	*	*	*	*	*	*
Emerging Markets	13,035	12,014	10,785	2,582	3,174	2,680	126	151	41
Frontier Emerging Markets	0	1,290	6,293	111	118	0	@	10	35
Global Advantage	0	0	0	23	29	40	@	@	@
Global Discovery	0	0	0	45	75	99	@	1	1
Global Franchise	2,655	4,613	4,704	0	0	0	17	25	8
Global Infrastructure	0	0	245	125	202	164	1	1	2
Global Insight	0	0	0	10	14	17	@	@	@
Global Opportunity	0	0	0	127	91	144	1	@	1
Global Quality	*	0	0	*	19	150	*	@	@
Global Real Estate	15,205	18,204	19,729	0	20	0	65	46	28
Growth	4,127	4,608	12,487	0	0	0	32	49	143
Insight	0	0	0	8	14	17	@	@	@
International Advantage	0	0	0	22	26	38	@	@	@
International Equity	32,867	39,411	42,874	957	1,432	27	146	175	84
International Opportunity	0	0	0	56	62	82	@	1	1
International Real Estate	1,177	774	889	203	307	199	3	3	1
Multi-Asset	0	0	2,619	92	354	287	9	29	358
Opportunity	1,134	1,091	1,189	79	20	0	6	10	5
Small Company Growth	11,503	14,910	19,162	938	594	0	38	113	102
U.S. Real Estate	7,684	7,707	7,713	0	129	0	25	17	7

  *  Not operational for the period.

  @  Amount is less than $500.

The following table reflects the contractual advisory fee and the maximum expense ratios for each Portfolio.

Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A	Expense Cap Class H	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
Active International Allocation	0.65% of the portion of the daily net assets not exceeding $1 billion; 0.60% of the portion of the daily net assets exceeding $1 billion.	0.90%	1.25%	N/A	1.75%	2.00%	N/A
Advantage	0.65% of the portion of the daily net assets not exceeding $750 million; 0.60% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.55% of the portion of the daily net assets exceeding $1.5 billion.	0.85%	1.20%	N/A	0.99%	1.95%	0.81%
Asian Equity	0.95% of the portion of the daily net assets not exceeding $1 billion; and 0.90% of the daily net assets exceeding $1 billion.	1.45%	1.80%	N/A	2.30%	2.55%	N/A
Emerging Markets Domestic Debt	0.75% of the portion of the daily net assets not exceeding $500 million; 0.70% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.65% of the portion of the daily net assets exceeding $1 billion.	0.85%	1.20%	N/A	1.45%	1.95%	0.82%
Emerging Markets External Debt	0.75% of the portion of the daily net assets not exceeding $500 million; 0.70% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.65% of the portion of the daily net assets exceeding $1 billion.	0.85%	1.20%	N/A	1.45%	1.95%	0.82%
Emerging Markets Leaders	0.90% of the portion of the daily net assets not exceeding $1 billion; and 0.85% of the portion of the daily net assets exceeding $1 billion.	1.20%	1.55%	N/A	2.05%	2.30%	1.15%

Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A	Expense Cap Class H	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
Emerging Markets	1.25% of the portion of the daily net assets not exceeding $500 million; 1.20% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 1.15% of the portion of the daily net assets exceeding $1 billion but not exceeding $2.5 billion; 1.00% of the daily net assets exceeding $2.5 billion.	1.25%	1.60%	N/A	2.10%	2.35%	1.18%
Frontier Emerging Markets	1.25% of daily net assets.	1.85%	2.20%	N/A	2.70%	2.95%	1.80%
Global Advantage	0.80% of the portion of the daily net assets not exceeding $1 billion; and 0.75% of the daily net assets exceeding $1 billion.	1.10%	1.45%	N/A	1.95%	2.20%	N/A
Global Discovery	0.90% of the portion of the daily net assets not exceeding $1 billion; and 0.85% of the daily net assets exceeding $1 billion.	1.35%	1.70%	N/A	2.20%	2.45%	N/A
Global Franchise	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding $1 billion.	1.00%	1.35%	N/A	1.85%	2.10%	N/A
Global Infrastructure	0.85% of daily net assets.	0.87%	1.11%	N/A	1.68%	1.97%	0.84%
Global Insight	1.00% of the portion of the daily net assets not exceeding $1 billion; 0.95% of the portion of the daily net assets exceeding $1 billion.	1.35%	1.70%	N/A	2.20%	2.45%	N/A
Global Opportunity	0.80% of the portion of the daily net assets not exceeding $750 million; 0.75% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.70% of the portion of the daily net assets exceeding $1.5 billion.	1.10%	1.45%	N/A	1.50%	2.20%	1.03%

Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A	Expense Cap Class H	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
Global Quality	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding $1 billion.	1.00%	1.35%	N/A	1.85%	2.10%	0.95%
Global Real Estate	0.85% of the portion of the daily net assets not exceeding $2.5 billion; and 0.80% of the portion of the daily net assets exceeding $2.5 billion.	1.05%	1.40%	N/A	1.90%	2.15%	0.99%
Growth	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; 0.35% of the portion of the daily net assets exceeding $3 billion.	0.70%*	1.05%*	N/A	1.55%*	1.80%*	0.67%*
Insight	0.80% of the portion of the daily net assets not exceeding $750 million; 0.75% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; 0.70% of the portion of the daily net assets exceeding $1.5 billion.	1.05%	1.40%	N/A	1.90%	2.15%	N/A
International Advantage	0.90% of the portion of the daily net assets not exceeding $1 billion; and 0.85% of the daily net assets exceeding $1 billion.	1.25%	1.60%	N/A	2.10%	2.35%	N/A
International Equity	0.80% of the portion of the daily net assets not exceeding $10 billion; 0.75% of the portion of the daily net assets exceeding $10 billion.	0.95%	1.30%	N/A	1.80%	2.05%	0.91%

Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A	Expense Cap Class H	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
International Opportunity	0.90% of the portion of the daily net assets not exceeding $1 billion; 0.85% of the portion of the daily net assets exceeding $1 billion.	1.15%	1.50%	N/A	2.00%	2.25%	1.09%
International Real Estate	0.80% of daily net assets.	1.00%	1.35%	1.35%	1.85%	2.10%	0.97%
Multi-Asset	0.85% of the portion of the daily net assets not exceeding $750 million; 0.80% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.75% of the portion of the daily net assets exceeding $1.5 billion.	1.10%	1.45%	N/A	1.95%	2.20%	N/A
Opportunity	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% of the portion of the daily net assets exceeding $3 billion.	0.88%	1.23%	N/A	1.73%	1.98%	0.81%
Small Company Growth	0.92% of the portion of the daily net assets not exceeding $1 billion; 0.85% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.80% of the portion of the daily net assets exceeding $1.5 billion.	1.05%	1.40%	N/A	1.90%	2.15%	0.98%

Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A	Expense Cap Class H	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
U.S. Real Estate	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding $1 billion.	1.00%	1.35%	N/A	1.85%	2.10%	0.93%

  *  Following the two year period from the date of the applicable reorganization, the Adviser has agreed to reduce its advisory fee and/or reimburse the Growth Portfolio so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I, 1.15% for Class A, 1.65% for Class L, 1.90% for Class C and 0.73% for Class IS. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Sub-Advisers

The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England (with respect to the Emerging Markets Leaders, Emerging Markets, Global Franchise, Global Infrastructure, Global Quality, Global Real Estate, International Equity and International Real Estate Portfolios) and Morgan Stanley Investment Management Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 (with respect to the Asian Equity, Emerging Markets Leaders, Emerging Markets, Global Franchise, Global Infrastructure, Global Quality, Global Real Estate, International Equity and International Real Estate Portfolios). The Sub-Advisers are wholly owned subsidiaries of Morgan Stanley. The Sub-Advisers provide the relevant Portfolios with investment advisory services subject to the overall supervision of the Adviser and the Fund's Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the relevant Portfolios.

Proxy Voting Policy and Proxy Voting Record

The Board of Directors believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Directors have delegated the responsibility to vote such proxies to MSIM.

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Fund's proxy voting record is also available without charge on the SEC's web site at http://www.sec.gov.

Principal Underwriter

Morgan Stanley Distribution, Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, serves as principal underwriter to the Fund. For information relating to the services provided by Morgan Stanley Distribution, Inc., see "Distribution of Shares."

Fund Administration

The Adviser also provides administrative services to the Fund pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statement under federal laws. For its services under the Administration Agreement, the Fund pays the Adviser a monthly fee which on an annual basis equals 0.08% of the average daily net assets of each Portfolio. The Adviser may compensate other service providers for performing shareholder servicing and administrative services.

For the fiscal years ended December 31, 2012, 2013 and 2014, the Fund paid the following administrative fees (no administrative fees were waived):

	Administrative Fees Paid
Portfolio	2012 (000)	2013 (000)	2014 (000)
Active International Allocation	$252	$284	$272
Advantage	9	13	20
Asian Equity	4	6	7
Emerging Markets Domestic Debt	66	44	16
Emerging Markets External Debt	11	17	16
Emerging Markets Leaders	*	*	*
Emerging Markets	1,043	1,015	887
Frontier Emerging Markets	7	91	405
Global Advantage	2	3	4
Global Discovery	4	7	9
Global Franchise	267	468	476
Global Infrastructure	12	19	39
Global Insight	1	1	1
Global Opportunity	11	8	13
Global Quality	*	2	15
Global Real Estate	1,437	1,720	1,860
Growth	666	747	2,274
Insight	1	1	2
International Advantage	2	2	3
International Equity	3,397	4,102	4,298
International Opportunity	5	6	7
International Real Estate	138	108	109
Multi-Asset	9	33	307
Opportunity	195	179	191
Small Company Growth	1,109	1,417	1,781
U.S. Real Estate	797	813	798

  *  Not operational for the period.

Sub-Administrator. Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the administrative fee the Administrator receives from the Fund. The Administrator supervises and monitors the administrative and accounting services provided by State Street. Their services are also subject to the supervision of the officers and Board of Directors of the Fund.

Custodian

State Street, located at One Lincoln Street, Boston, MA 02111-2101, acts as the Fund's custodian. State Street is not an affiliate of the Adviser or the Distributor. In maintaining custody of foreign assets held outside the United States, State Street has contracted with various foreign banks and depositaries in accordance with regulations of the SEC for the purpose of providing custodial services for such assets.

In the selection of foreign sub-custodians, the Directors or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Fund, and the reputation of the institution in the particular country or region.

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169-0953, provides dividend disbursing and transfer agency services for the Fund.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-

Advisers may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's and/or Sub-Advisers' employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser and/or Sub-Advisers could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Morgan Stanley's compensation structure is based on a total reward system of base salary and Incentive Compensation which is paid partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation may be granted as deferred cash under the Adviser's Investment Management Alignment Plan ("IMAP"), as an equity-based award or it may be granted under other plans as determined annually by Morgan Stanley's Compensation, Management Development and Succession Committee subject to vesting and other conditions.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

• Cash Bonus.

• Deferred Compensation:

• A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

• IMAP is a mandatory program that defers a portion of incentive compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios.

All deferred compensation awards are subject to clawback provisions where awards can be cancelled, in whole or in part, if an employee takes any action, or omits to take any action which: causes a restatement of Morgan Stanley's consolidated financial results; constitutes a violation by the portfolio manager of Morgan Stanley's Global Risk Management Principles, Policies and Standards; or constitutes violation of internal risk and control policies involving a subsequent loss.

Several factors determine incentive compensation, which can vary by portfolio management team and circumstances. These factors include:

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

• The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods).

• Contribution to the business objectives of the Adviser and/or Sub-Advisers.

• The dollar amount of assets managed by the portfolio manager.

• Market compensation survey research by independent third-parties.

• Other qualitative factors, such as contributions to client objectives.

• Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Other Accounts Managed by Portfolio Managers as of December 31, 2014 (unless otherwise indicated)

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Active International Allocation
Ann D. Thivierge	0	$0	1	$26.0 million	9(1)	$4.7 billion(1)
Asian Equity
Munib Madni	8	$2.5 billion	6	$4.9 billion	19(2)	$12.6 billion(2)
Samuel Rhee	9	$3.3 billion	6	$4.9 billion	19(2)	$12.6 billion(2)
May Yu	2	$989.7 million	2	$352.6 million	4	$6.1 billion
Advantage
Sam G. Chainani	24	$20.3 billion	6	$7.1 billion	11(3)	$1.9 billion(3)
David S. Cohen	24	$20.3 billion	6	$7.1 billion	11(3)	$1.9 billion(3)
Dennis P. Lynch	24	$20.3 billion	6	$7.1 billion	12(3)	$2.1 billion(3)
Armistead B. Nash	24	$20.3 billion	6	$7.1 billion	11(3)	$1.9 billion(3)
Alexander T. Norton	24	$20.3 billion	6	$7.1 billion	11(3)	$1.9 billion(3)
Jason C. Yeung	24	$20.3 billion	6	$7.1 billion	11(3)	$1.9 billion(3)
Emerging Markets Domestic Debt
Eric J. Baurmeister	4	$1.3 billion	11	$1.9 billion	8(4)	$4.6 billion(4)
Warren Mar	4	$1.3 billion	12	$1.9 billion	8(4)	$4.6 billion(4)
Jens Nystedt	4	$1.3 billion	11	$1.9 billion	8(4)	$4.6 billion(4)
Emerging Markets External Debt
Eric J. Baurmeister	4	$1.3 billion	11	$1.9 billion	8(4)	$4.6 billion(4)
Warren Mar	4	$1.3 billion	12	$1.9 billion	8(4)	$4.6 billion(4)
Jens Nystedt	4	$1.3 billion	11	$1.9 billion	8(4)	$4.6 billion(4)
Emerging Markets Leaders
Ashutosh Sinha	1	$450.0 million	4	$375.1 million	0	$0
Emerging Markets
Gaite Ali	6	$1.2 billion	7	$5.0 billion	17(5)	$7.9 billion(5)
Eric Carlson	7	$1.2 billion	6	$4.7 billion	15(6)	$6.4 billion(6)
Munib Madni	8	$1.5 billion	6	$4.9 billion	19(2)	$12.6 billion(2)
Ana Cristina Piedrahita	6	$1.2 billion	7	$5.0 billion	17(5)	$7.9 billion(5)
Paul C. Psaila	7	$1.2 billion	6	$4.7 billion	15(6)	$6.4 billion(6)
Samuel Rhee	9	$2.3 billion	6	$4.9 billion	19(2)	$12.6 billion(2)
Ruchir Sharma	6	$1.6 billion	6	$4.7 billion	16(6)	$6.5 billion(6)
Frontier Emerging Markets
Tim Drinkall	0	$0	2	$476.0 million	1(7)	$81.7 million(7)
Global Advantage
Sam G. Chainani	24	$20.4 billion	6	$7.1 billion	11(3)	$1.9 billion(3)
David S. Cohen	24	$20.4 billion	6	$7.1 billion	11(3)	$1.9 billion(3)
Dennis P. Lynch	24	$20.4 billion	6	$7.1 billion	12(3)	$2.1 billion(3)
Armistead B. Nash	24	$20.4 billion	6	$7.1 billion	11(3)	$1.9 billion(3)
Alexander T. Norton	24	$20.4 billion	6	$7.1 billion	11(3)	$1.9 billion(3)
Jason C. Yeung	24	$20.4 billion	6	$7.1 billion	11(3)	$1.9 billion(3)
Global Discovery
Burak Alici	3	$79.4 million	2	$9.8 million	0	$0
Global Franchise
Vladimir A. Demine	5	$5.6 billion	11	$13.3 billion	74(8)	$17.9 billion(8)
Christian Derold	5	$5.6 billion	11	$13.3 billion	74(8)	$17.9 billion(8)
Dirk Hoffmann-Becking*	0	$0	0	$0	0	$0
William D. Lock	5	$5.6 billion	11	$13.3 billion	74(8)	$18.0 billion(8)
Bruno Paulson	5	$5.6 billion	11	$13.3 billion	75(8)	$17.9 billion(8)
Marcus Watson	5	$5.6 billion	11	$13.3 billion	74(8)	$17.9 billion(8)
Global Infrastructure
Theodore R. Bigman	13	$6.9 billion	20	$9.5 billion	57(9)	$7.5 billion(9)
Matthew King	2	$460.2 million	3	$892.5 million	0	$0

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Global Insight
Burak Alici	3	$87.3 million	2	$9.8 million	0	$0
Global Opportunity
Kristian Heugh	3	$243.9 million	1	$181.7 million	0	$0
Global Quality
Vladimir A. Demine	5	$6.2 billion	11	$13.3 billion	74(8)	$17.9 billion(8)
Christian Derold	5	$6.2 billion	11	$13.3 billion	74(8)	$17.9 billion(8)
Dirk Hoffmann-Becking*	0	$0	0	$0	0	$0
William D. Lock	5	$6.2 billion	11	$13.3 billion	74(8)	$18.0 billion(8)
Bruno Paulson	5	$6.2 billion	11	$13.3 billion	75(8)	$17.9 billion(8)
Marcus Watson	5	$6.2 billion	11	$13.3 billion	74(8)	$17.9 billion(8)
Global Real Estate
Theodore R. Bigman	13	$4.4 billion	20	$9.5 billion	57(9)	$7.5 billion(9)
Desmond Foong**	0	$0	0	$0	0	$0
Bill Grant	9	$3.8 billion	16	$7.8 billion	52(10)	$6.2 billion(10)
Angeline Ho	6	$1.4 billion	15	$7.5 billion	46(11)	$4.5 billion(11)
Michiel te Paske	6	$1.4 billion	15	$7.6 billion	47(11)	$4.9 billion(11)
Sven van Kemenade	6	$1.4 billion	15	$7.6 billion	49(11)	$4.9 billion(11)
Growth
Sam G. Chainani	24	$16.7 billion	6	$7.1 billion	11(3)	$1.9 billion(3)
David S. Cohen	24	$16.7 billion	6	$7.1 billion	11(3)	$1.9 billion(3)
Dennis P. Lynch	24	$16.7 billion	6	$7.1 billion	12(3)	$2.1 billion(3)
Armistead B. Nash	24	$16.7 billion	6	$7.1 billion	11(3)	$1.9 billion(3)
Alexander T. Norton	24	$16.7 billion	6	$7.1 billion	11(3)	$1.9 billion(3)
Jason C. Yeung	24	$16.7 billion	6	$7.1 billion	11(3)	$1.9 billion(3)
Insight
Burak Alici	3	$86.8 million	2	$9.8 million	0	$0
International Advantage
Kristian Heugh	3	$264.5 million	2	$181.7 million	0	$0
International Equity
Vladimir A. Demine	5	$1.3 billion	11	$13.3 billion	74(8)	$17.9 billion(8)
Christian Derold	5	$1.3 billion	11	$13.3 billion	74(8)	$17.9 billion(8)
Dirk Hoffmann-Becking*	0	$0	0	$0	0	$0
William D. Lock	5	$1.3 billion	11	$13.3 billion	74(8)	$18.0 billion(8)
Bruno Paulson	5	$1.3 billion	11	$13.3 billion	75(8)	$17.9 billion(8)
Marcus Watson	5	$1.3 billion	11	$13.3 billion	74(8)	$17.9 billion(8)
International Opportunity
Kristian Heugh	3	$256.7 million	2	$181.7 million	0	$0
International Real Estate
Theodore R. Bigman	13	$6.9 billion	20	$9.5 billion	57(9)	$7.5 billion(9)
Desmond Foong**	0	$0	0	$0	0	$0
Angeline Ho	6	$3.9 billion	15	$7.5 billion	46(11)	$4.5 billion(11)
Michiel te Paske	6	$3.9 billion	15	$7.6 billion	47(11)	$4.9 billion(11)
Sven van Kemenade	6	$3.9 billion	15	$7.6 billion	49(11)	$4.9 billion(11)
Multi-Asset
Mark A. Bavoso	2	$622.3 million	0	$0	9(11)	$5.3 billion(11)
Cyril Moullé-Berteaux	2	$622.3 million	3	$8.9 billion	10(12)	$5.4 billion(12)
Sergei Parmenov	1	$179.8 million	3	$8.9 billion	9(11)	$5.3 billion(11)
Opportunity
Kristian Heugh	3	$41.6 million	2	$181.7 million	0	$0
Small Company Growth
Sam G. Chainani	24	$18.3 billion	6	$7.1 billion	11(3)	$1.9 billion(3)
David S. Cohen	24	$18.3 billion	6	$7.1 billion	11(3)	$1.9 billion(3)
Dennis P. Lynch	24	$18.3 billion	6	$7.1 billion	12(3)	$2.1 billion(3)
Armistead B. Nash	24	$18.3 billion	6	$7.1 billion	11(3)	$1.9 billion(3)
Alexander T. Norton	24	$18.3 billion	6	$7.1 billion	11(3)	$1.9 billion(3)
Jason C. Yeung	24	$18.3 billion	6	$7.1 billion	11(3)	$1.9 billion(3)

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
U.S. Real Estate
Theodore R. Bigman	13	$5.9 billion	20	$9.5 billion	57(9)	$7.5 billion(9)
Bill Grant	9	$5.3 billion	16	$7.8 billion	52(10)	$5.5 billion(10)

  *  Mr. Hoffman-Becking became a portfolio manager to his respective Portfolios listed above on January 1, 2015.

  **  Mr. Foong became a portfolio manager to his respective Portfolios listed above in April 2015.

  (1)  Of these other accounts, two accounts with a total of approximately $698.1 million in assets had performance-based fees.

  (2)  Of these other accounts, three accounts with a total of approximately $2.1 billion in assets had performance-based fees.

  (3)  Of these other accounts, two accounts with a total of approximately $536.5 million in assets had performance-based fees.

  (4)  Of these other accounts, one account with a total of approximately $961.7 million in assets had performance-based fees.

  (5)  Of these other accounts, four accounts with a total of approximately $3.5 billion in assets had performance-based fees.

  (6)  Of these other accounts, three accounts with a total of approximately $2.1 billion in assets had performance-based fees.

  (7)  Of these other accounts, one account with a total of approximately $81.7 million in assets had performance-based fees.

  (8)  Of these other accounts, three accounts with a total of approximately $1.0 billion in assets had performance-based fees.

  (9)  Of these other accounts, 14 accounts with a total of approximately $1.4 billion in assets had performance-based fees.

  (10)  Of these other accounts, 11 accounts with a total of approximately $757.8 million in assets had performance-based fees.

  (11)  Of these other accounts, nine accounts with a total of approximately $364.2 million in assets had performance-based fees.

  (12)  Of these other accounts, three accounts with a total of approximately $2.3 billion in assets had performance-based fees.

Securities Ownership of Portfolio Managers

As of December 31, 2014 (unless otherwise noted), the dollar range of securities beneficially owned (or held notionally through IMAP) by each portfolio manager in the Portfolio he/she manages is shown below:

Portfolio and Portfolio Managers	Portfolio Holdings
Active International Allocation
Ann D. Thivierge	$100,001-$500,000
Advantage
Sam G. Chainani	$100,001-$500,000
David S. Cohen	$500,001-$1 million
Dennis P. Lynch	$500,001-$1 million
Armistead B. Nash	$50,001-$100,000
Alexander T. Norton	$10,001-$50,000
Jason C. Yeung	$50,001-$100,000
Asian Equity
Munib Madni	Over $1 million
Samuel Rhee	Over $1 million
May Yu	$50,001-$100,000
Emerging Markets Domestic Debt
Eric Baurmeister	$100,001-$500,000
Warren Mar	$100,001-$500,000
Jens Nystedt	$1-$10,000
Emerging Markets External Debt
Eric J. Baurmeister	$100,001-$500,000
Warren Mar	$100,001-$500,000
Jens Nystedt	$10,001-$50,000
Emerging Markets Leaders
Ashutosh Sinha	None

Portfolio and Portfolio Managers	Portfolio Holdings
Emerging Markets
Gaite Ali	$100,001-$500,000
Eric Carlson	$100,001-$500,000
Munib Madni	None
Ana Cristina Piedrahita	$100,001-$500,000
Paul C. Psaila	$100,001-$500,000
Samuel Rhee	None
Ruchir Sharma	$500,001-$1 million
Frontier Emerging Markets
Tim Drinkall	$100,001-$500,000
Global Advantage
Sam G. Chainani	$100,001-$500,000
David S. Cohen	$500,001-$1 million
Dennis P. Lynch	$500,001-$1 million
Armistead B. Nash	$10,001-$50,000
Alexander T. Norton	$10,001-$50,000
Jason C. Yeung	$50,001-$100,000
Global Discovery
Burak Alici	$500,001-$1 million
Global Franchise
Vladimir A. Demine	$10,001-$50,000
Christian Derold	$100,001-$500,000
Dirk Hoffmann-Becking*	None
William D. Lock	Over $1 million
Bruno Paulson	$500,001-$1 million
Marcus Watson	$10,001-$50,000
Global Infrastructure
Theodore R. Bigman	$100,001-$500,000
Matthew King	$100,001-$500,000
Global Insight
Burak Alici	$100,001-$500,000
Global Opportunity
Kristian Heugh	Over $1 million
Global Quality
Vladimir A. Demine	$10,001-$50,000
Christian Derold	$100,001-$500,000
Dirk Hoffmann-Becking*	$10,001-$50,000
William D. Lock	Over $1 million
Bruno Paulson	$500,001-$1 million
Marcus Watson	$10,001-$50,000
Global Real Estate
Theodore R. Bigman	Over $1 million
Desmond Foong**	None
Bill Grant	$10,001-$50,000
Angeline Ho	None***
Michiel te Paske	None***
Sven van Kemenade	None***
Growth
Sam G. Chainani	$100,001-$500,000
David S. Cohen	$100,001-$500,000
Dennis P. Lynch	Over $1 million
Armistead B. Nash	$10,001-$50,000
Alexander T. Norton	$100,001-$500,000
Jason C. Yeung	$100,001-$500,000
Insight
Burak Alici	$100,001-$500,000
International Advantage
Kristian Heugh	$100,001-$500,000
International Equity
Vladimir A. Demine	$50,001-$100,000
Christian Derold	$50,001-$100,000
Dirk Hoffmann-Becking*	$10,001-$50,000
William D. Lock	$500,001-$1 million
Bruno Paulson	$100,001-$500,000
Marcus Watson	$10,001-$50,000

Portfolio and Portfolio Managers	Portfolio Holdings
International Opportunity
Kristian Heugh	$100,001-$500,000
International Real Estate
Theodore R. Bigman	$50,001-$100,000
Desmond Foong**	None
Angeline Ho	None
Michiel te Paske	None
Sven van Kemenade	None
Multi-Asset
Mark A. Bavoso	$100,001-$500,000
Cyril Moullé-Berteaux	$500,001-$1 million
Sergei Parmenov	Over $1 million
Opportunity
Kristian Heugh	$500,001-$1 million
Small Company Growth
Sam G. Chainani	$100,001-$500,000
David S. Cohen	$100,001-$500,000
Dennis P. Lynch	Over $1 million
Armistead B. Nash	$50,001-$100,000
Alexander T. Norton	$10,001-$50,000
Jason C. Yeung	$100,001-$500,000
U.S. Real Estate
Theodore R. Bigman	$1-$10,000
Bill Grant	$100,001-$500,000

  *  Mr. Hoffman-Becking became a portfolio manager to his respective Portfolios listed above on January 1, 2015.

  **  Mr. Foong became a portfolio manager to his respective Portfolios listed above in April 2015.

  ***  Not included in the table above, the portfolio manager has made investments in one or more other pooled investment vehicles (i.e., funds not formed or registered in the United States) managed by the same portfolio management team pursuant to a similar strategy.

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5021, serves as the Fund's independent registered public accounting firm and audits the annual financial statements of each Portfolio.

Fund Counsel

Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036-6797, acts as the Fund's legal counsel.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Morgan Stanley Distribution, Inc., an indirect wholly owned subsidiary of Morgan Stanley, serves as the Fund's exclusive distributor of Portfolio shares pursuant to a Distribution Agreement. In addition, to promote the sale of Fund shares, the Fund has adopted a Shareholder Services Plan with respect to the Class A shares of each Portfolio, a Shareholder Services Plan with respect to the Class H shares of the International Real Estate Portfolio and Distribution and Shareholder Services Plans with respect to Class L and Class C shares of each Portfolio under Rule 12b-1 of the 1940 Act (each, a "Plan"). Under the Plans, each Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the Class A shares' average daily net assets on an annualized basis. Each Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the Class L shares' average daily net assets on an annualized basis and a distribution fee of up to 0.50% (0.25% with respect to the Emerging Markets Domestic Debt and Emerging Markets External Debt Portfolios) of the Class L shares' average daily net assets on an annualized basis. Each Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the Class C shares' average daily net assets on an annualized basis and a distribution fee of up to 0.75% of the Class C shares' average daily net assets on an annualized basis. The International Real Estate Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the Class H shares' average daily net assets on an annualized basis. For at least one year, the Distributor has agreed to waive the 12b-1 fee on Class L shares of the Advantage and Global Opportunity Portfolios to the extent it exceeds 0.04% and 0.30%, respectively, of the average daily net assets of such shares on an annualized basis. Morgan Stanley Distribution, Inc. may retain any portion of the fees it does not expend in meeting its obligations to the Fund. The Distributor may compensate Financial Intermediaries, plan fiduciaries and administrators, which may or may not be affiliated with Morgan Stanley, for providing distribution-related and/or shareholder support services, including account maintenance services, to shareholders (including, where applicable, underlying beneficial owners) of the Fund. The Distributor and the Adviser also may compensate third-parties out of their own assets. For the Fund's fiscal year ended December 31, 2014, certain amounts paid by the Fund with respect to the distribution fee were used to compensate Financial Intermediaries for sales of Class L shares of the respective Portfolios.

The Plans for the Class A, Class H, Class L and Class C shares were approved by the Fund's Board of Directors, including the Independent Directors, none of whom has a direct or indirect financial interest in the operation of a Plan or in any agreements related thereto.

With respect to sales of Class C shares of the Fund, a commission or transaction fee generally will be compensated by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to Financial Intermediaries who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of up to 1.00% on Class C shares.

Proceeds from any CDSC and any distribution fees on Class C shares are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to Financial Intermediaries for selling such shares. With respect to Class C shares, the Financial Intermediaries generally receive from the Distributor ongoing distribution fees of up to 1.00% of the average daily net assets of the Fund's Class C shares annually commencing in the second year after purchase.

The following table describes the shareholder servicing fees paid by each Portfolio with respect to its Class A, Class H and Class L shares, as applicable, pursuant to the Plans and the distribution-related expenses for each Portfolio with respect to its Class A, Class H and Class L shares, as applicable, for the fiscal year ended December 31, 2014. The table does not describe the shareholder servicing fees paid by each Portfolio with respect to its Class C shares pursuant to the Plans and the distribution-related expenses for each Portfolio with respect to its Class C shares because they had not commenced operations as of the most recent fiscal year. To the extent that expenditures on distribution-related activities exceed the fees paid by a Portfolio, the excess amounts were paid by the Adviser or the Distributor out of its own resources.

Portfolio	Total Distribution and/or Shareholder Servicing Fees Paid by Portfolio		Distribution and/or Shareholder Servicing Expenses*	Distribution and/or Shareholder Servicing Fees Retained by Morgan Stanley Distribution, Inc. (Expenditures in Excess of Distribution and/or Shareholder Servicing Fees)
Class A
Active International Allocation	$209,473		$201,836	$7,637
Advantage	9,019		5,983	3,036
Asian Equity	4,612		3,150	1,462
Emerging Markets Domestic Debt	7,005		7,215	(210)
Emerging Markets External Debt	644		580	64
Emerging Markets Leaders	**		**	**
Emerging Markets	87,785		64,045	23,740
Frontier Emerging Markets	152,016		44,723	107,293
Global Advantage	2,139		467	1,672
Global Discovery	7,560		6,598	962
Global Franchise	189,243		182,967	6,276
Global Infrastructure	31,909		24,681	7,228
Global Insight	479		(81)	560
Global Opportunity	17,737		16,233	1,504
Global Quality	7,750		2,208	5,542
Global Real Estate	245,246		243,009	2,237
Growth	2,993,963	(1)	2,711,835	282,128
Insight	534		63	471
International Advantage	1,659		313	1,346
International Equity	3,858,524		3,566,421	292,103
International Opportunity	1,973		293	1,680
International Real Estate	7,945		6,519	1,426
Multi-Asset	93,988		84,589	9,399
Opportunity	487,629		463,591	24,038
Small Company Growth	566,388		509,749	56,639
U.S. Real Estate	274,006		246,605	27,401
Class H
International Real Estate	$284		$199	$85

Portfolio	Total Distribution and/or Shareholder Servicing Fees Paid by Portfolio		Distribution and/or Shareholder Servicing Expenses*	Distribution and/or Shareholder Servicing Fees Retained by Morgan Stanley Distribution, Inc. (Expenditures in Excess of Distribution and/or Shareholder Servicing Fees)
Class L
Active International Allocation	$72,415		$54,890	$17,525
Advantage	2,016	(2)	7,165	(5,149)
Asian Equity	957		(85)	1,042
Emerging Markets Domestic Debt	8,673		7,236	1,437
Emerging Markets External Debt	517		(16)	533
Emerging Markets Leaders	**		**	**
Emerging Markets	1,735		516	1,219
Frontier Emerging Markets	46,172		10,636	35,536
Global Advantage	2,440		1,220	1,220
Global Discovery	1,918		880	1,038
Global Franchise	72,009		67,458	4,551
Global Infrastructure	5,880		4,368	1,512
Global Insight	133		(10)	143
Global Opportunity	2,883	(3)	3,074	(191)
Global Quality	15,412		4,138	11,274
Global Real Estate	35,432		33,131	2,301
Growth	487,392	(1)	458,848	28,544
Insight	596		147	449
International Advantage	1,015		(24)	1,039
International Equity	83,551		(19,674)	103,225
International Opportunity	1,169		(13)	1,182
International Real Estate	647		601	46
Multi-Asset	257,314		119,706	137,608
Opportunity	229,108		132,645	96,463
Small Company Growth	19,922		1,964	17,958
U.S. Real Estate	34,782		25,623	9,159
Fund Total	$10,643,598		$9,308,215	$1,335,383

  *  Includes payments for distribution and/or shareholder servicing to third-parties and affiliated entities.

  **  Not operational for the period.

  (1)  In relation to the Growth Portfolio Reorganization, the amount paid by Class A shares and Class L shares reflect a reduction of $92,059 and $18,762, respectively.

  (2)  The distribution and shareholder servicing fee paid by the Advantage Portfolio pursuant to the Class L Plan reflects a waiver of $35,781.

  (3)  The distribution and shareholder servicing fee paid by the Global Opportunity Portfolio pursuant to the Class L Plan reflects a waiver of $4,324.

Revenue Sharing

This section does not apply to Class IS shares. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolios, to certain Financial Intermediaries, including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Portfolios and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Portfolio shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder, or transaction processing services. Such payments are in addition to any shareholder servicing fees and/or transfer agency fees that may be payable by the Portfolios. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Portfolios and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary's customers (which could include current or aged assets of the Portfolios and/or some or all other Morgan Stanley Funds), a Portfolio's advisory fees, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries.

With respect to Morgan Stanley Smith Barney LLC, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

  (1)  an ongoing annual fee in an amount up to $750,000 in consideration of the Distributor's participation at various Morgan Stanley Smith Barney LLC events, including seminars, conferences and meetings as determined by Morgan Stanley Smith Barney LLC;

  (2)  on Class A, Class C, Class H and Class L shares of the Portfolios held in Morgan Stanley Smith Barney LLC brokerage accounts, an ongoing annual fee in an amount equal to 0.16% of the total average daily NAV of such shares for the applicable quarterly period;

  (3)  on Class I shares of a Portfolio held in Morgan Stanley Smith Barney LLC brokerage accounts as of June 30, 2014, where each such account holds $5 million or more in Class I shares of the Portfolio, an ongoing annual fee in an amount equal to 35% of the advisory fee the Adviser receives from such Portfolio based on the total average daily NAV of such shares for the applicable quarterly period;

  (4)  on new referrals after June 30, 2014 of $5 million or more in Class I shares of a Portfolio, Morgan Stanley Smith Barney LLC, under extraordinary circumstances, may receive an agreed upon one-time payment in an amount not to exceed 0.68% of the actual amount invested; and

  (5)  on purchases of $1 million or more of Class A shares (for which no initial sales charge was paid), Morgan Stanley Smith Barney LLC may, at the discretion of the Distributor, receive a gross sales credit of up to 1.00% (with respect to the U.S. Equity, Global and International Equity and Asset Allocation Portfolios) or 0.50% (with respect to the Fixed Income Portfolios) of the amount sold, as applicable.*

With respect to other Financial Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Financial Intermediary:

  (1)  on Class A, Class C, Class H, Class I and Class L shares of the Portfolios held in brokerage accounts only, a ticket charge of up to $10.00;

  (2)  on Class A, Class C, Class H, Class I and Class L shares of the Portfolios held in brokerage and/or advisory program accounts, an ongoing annual fee in an amount up to 0.15% of the total average daily NAV of such shares for the applicable quarterly period;

  (3)  an ongoing annual fee in an amount up to 0.25% on sales of Class A, Class C and Class I shares of the Portfolio through brokerage accounts; and

  (4)  on purchases of $1 million or more of Class A shares (for which no initial sales charge was paid), Financial Intermediaries may, at the discretion of the Distributor, receive a gross sales credit of up to 1.00% (with respect to the U.S. Equity, Global and International Equity and Asset Allocation Portfolios) or 0.50% (with respect to the Fixed Income Portfolios) of the amount sold, as applicable.*

  *  Commissions or transaction fees paid when Morgan Stanley Smith Barney LLC or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: (i) with respect to the U.S. Equity, Global and International Equity and Asset Allocation Portfolios: 1.00% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $15 million, plus 0.25% on the excess over $15 million; and (ii) with respect to the Fixed Income Portfolios: 0.50% on sales of $1 million to $4 million, plus 0.25% on sales over $4 million to $15 million, plus 0.15% on the excess over $15 million. Purchases of Class A shares for which no initial sales charge is paid are subject to a CDSC of 1% if the redemption of such shares occurs within 18 months after purchase. The full amount of such CDSC will be retained by the Distributor.

The prospect of receiving, or the receipt of, additional compensation as described above by Morgan Stanley Smith Barney LLC or other Financial Intermediaries may provide Morgan Stanley Smith Barney LLC or other Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which Morgan Stanley Smith Barney LLC or other Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolios or the amount that the Portfolios receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney LLC and other Financial Intermediaries as to their compensation.

Dealer Reallowances

Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the securities act.

BROKERAGE PRACTICES

Portfolio Transactions

The Adviser and/or Sub-Advisers are responsible for decisions to buy and sell securities for each Portfolio, for broker-dealer selection and for negotiation of commission rates. The Adviser and/or Sub-Advisers are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities may be traded as agency transactions through broker dealers or traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

On occasion, a Portfolio may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

The Adviser and/or Sub-Advisers serve as investment adviser to a number of clients, including other investment companies. The Adviser and/or Sub-Advisers attempt to equitably allocate purchase and sale transactions among the Portfolios of the Fund and other client accounts. To that end, the Adviser and/or Sub- Advisers consider various factors, including respective investment objectives, relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios of the Fund and other client accounts.

The Adviser and/or Sub-Advisers select the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. Selection of approved brokers for execution is based on three main criteria: access to liquidity, provision of capital and quality of execution. The Adviser and/or Sub-Advisers effect transactions with those broker-dealers under the obligation to seek best execution. The Adviser and/or Sub-Advisers may place portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund, the Adviser and/or Sub-Advisers. Services provided may include certain research services (as described below), as well as effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

The Adviser and its affiliated investment advisers have established commission sharing arrangements under a commission management program (the "Commission Management Program" or "CMP"), pursuant to which execution and research costs or a portion of those costs are decoupled in accordance with applicable laws, rules and regulations.

"Approved Equity CMP Partner Brokers" are those executing brokers with which the Adviser or its affiliated investment advisers have agreement(s) to accrue research commission credits for the benefit of clients. Over a certain time period, the research credits are pooled at the Approved Equity CMP Partner Brokers and a third-party vendor (also known as the "CMP Aggregator") who will, under the Adviser's supervision, act as the administrator of certain CMP related activities which may include reconciliation of research credits with brokers, as well as holding research credits in an account for purposes of distribution to applicable research providers at a later time. These research credits are subsequently used to pay for eligible research services.

Under the CMP, the Adviser and its affiliated investment advisers select approved equity brokers (which include the Adviser's affiliates) for execution services and after accumulation of commissions at such brokers, the

Adviser and/or its affiliated investment advisers instruct these approved equity brokers to transfer a predetermined percentage of commissions to an aggregator. The Adviser and/or its affiliated investment advisers then instruct the aggregator to utilize these balances to pay for eligible research provided by executing brokers or third-party research providers on the Adviser's and its affiliated investment advisers' Approved Research Provider List. Generally, the Adviser and its affiliated investment advisers will direct the aggregator and/or approved equity broker to record research credits based upon a previously agreed-upon allocation and will periodically instruct the aggregator and/or approved equity broker to direct specified dollar amounts from that pool to pay for eligible research services provided by third-party research providers and/or executing brokers. The research credits are pooled among the Adviser and its affiliated investment advisers and allocated on behalf of both the Adviser and its affiliated investment advisers. Likewise, the research services obtained under the CMP are shared among the Adviser and its affiliated investment advisers.

Under the CMP, the aggregator and/or approved equity broker is responsible for the payment of fees for research services and obtains the research services pursuant to written agreements between the approved equity broker and the third-party research provider.

For those costs not decoupled, but retained by broker-dealers, the Adviser also effects transactions with brokers which directly pay for proprietary research services provided in accordance with Section 28(e) of the 1934 Act. Such transactions include equity transactions effected on an agency basis.

Transactions involving client accounts managed by two or more affiliated investment advisers may be aggregated and executed using the services of broker-dealers that provide third-party benefits/research so long as all client accounts involved in the transaction benefit from one or more of the services offered by such broker-dealer.

The research services received include those of the nature described above and other services which aid the Adviser in fulfilling its investment decision-making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Where a particular item (such as proxy services) has both research and non-research related uses, the Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and will only pay for the portion of the cost allocated to research uses with client brokerage transactions.

Certain investment professionals and other employees of the Adviser are also officers of affiliated investment advisers and may provide investment advisory services to clients of such affiliated investment advisers. Research services furnished or paid for by brokers through whom the Adviser effects transactions for a particular account may be used by the Adviser or its affiliated investment advisers in servicing their other accounts, and not all such services may be used for the benefit of the client which pays the brokerage commission that results in the receipt of such research services. Commissions paid to brokers providing research services may be higher than those charged by brokers not providing such services.

The Adviser's personnel also provide research and trading support to personnel of certain affiliated investment advisers. Research related costs may be shared by affiliated investment advisers and may benefit the clients of such affiliated investment advisers. Research services that benefit the Adviser may be received in connection with commissions generated by clients of its affiliated investment advisers.

The Adviser and its affiliated investment advisers make a good faith determination of the value of research services in accordance with Section 28(e) of the 1934 Act, UK Financial Conduct Authority and Prudential Regulation Authority Rules and other relevant regulatory requirements.

The Adviser and certain of its affiliates currently serve as an investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser, and its affiliates, to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

Affiliated Brokers

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Adviser to effect Portfolio brokerage transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Fund's Board of Directors. In order to use such affiliates, the commission rates and other remuneration paid to the affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

Pursuant to orders issued by the SEC, the Fund is permitted to engage in principal transactions, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with the Fund's Adviser.

During the fiscal years ended December 31, 2013 and 2014, the Fund did not effect any principal transactions with Morgan Stanley & Co. LLC. During the fiscal year ended December 31, 2012, the Fund, on behalf of the Asian Equity Portfolio, effected principal transactions with Morgan Stanley & Co. LLC.

Brokerage Commissions Paid

During the fiscal years ended December 31, 2012, 2013 and 2014, the Fund paid brokerage commissions of approximately $10,593,996, $11,846,978 and $15,396,831, respectively. During the fiscal years ended December 31, 2012, 2013 and 2014, the Fund paid in the aggregate $86,347, $98,831 and $406,073, respectively, in brokerage commissions to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers. During the fiscal year ended December 31, 2014, the brokerage commissions paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers represented approximately 2.64% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.74% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

For the fiscal year ended December 31, 2014, each Portfolio paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:

	Brokerage Commissions Paid During Fiscal Year Ended December 31, 2014
		Commissions Paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers
Portfolio	Total Commissions Paid	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions
Active International Allocation	$133,085	$0	0.00%	0.00%
Advantage	9,858	784	7.96%	7.43%
Asian Equity	19,835	337	1.70%	1.20%
Emerging Markets Domestic Debt	277	0	0.00%	0.00%
Emerging Markets External Debt	275	0	0.00%	0.00%
Emerging Markets Leaders*	—	—	—	—
Emerging Markets	1,753,288	39,071	2.23%	2.17%
Frontier Emerging Markets	3,038,094	348,161	11.46%	14.09%
Global Advantage	3,136	0	0.00%	0.00%
Global Discovery	16,404	0	0.00%	0.00%
Global Franchise	317,419	0	0.00%	0.00%
Global Infrastructure	51,547	1,695	3.29%	1.42%
Global Insight	2,348	0	0.00%	0.00%
Global Opportunity	12,749	121	0.95%	0.32%
Global Quality	12,179	0	0.00%	0.00%
Global Real Estate	2,056,934	10,965	0.53%	0.46%
Growth	1,200,304	0	0.00%	0.00%
Insight	3,155	0	0.00%	0.00%
International Advantage	3,259	0	0.00%	0.00%
International Equity	3,396,075	0	0.00%	0.00%
International Opportunity	6,208	0	0.00%	0.00%
International Real Estate	185,047	2,027	1.10%	2.44%
Multi-Asset	420,929	0	0.00%	0.00%
Opportunity	64,657	2,912	4.50%	2.11%
Small Company Growth	2,097,902	0	0.00%	0.00%
U.S. Real Estate	591,867	0	0.00%	0.00%

  *  The Portfolio commenced operations on January 6, 2015.

For the fiscal years ended December 31, 2012 and 2013, each Portfolio paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers, as follows.

	Brokerage Commission Paid During Fiscal Years Ended December 31, 2012 and 2013
	Fiscal Year Ended December 31, 2012		Fiscal Year Ended December 31, 2013
Portfolio	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers
Active International Allocation	$154,061	$0	$193,229	$0
Advantage	8,916	290	8,108	384
Asian Equity	8,245	118	13,900	910
Emerging Markets Domestic Debt	160	0	525	0
Emerging Markets External Debt*	34	0	172	0
Emerging Markets Leaders**	—	—	—	—
Emerging Markets	2,374,068	25,365	2,242,217	65,644
Frontier Emerging Markets***	607,253	0	931,056	13,762
Global Advantage	2,725	1	2,993	92
Global Discovery	8,297	114	15,276	501
Global Franchise	243,036	121	256,291	1,423
Global Infrastructure	9,698	0	18,189	0
Global Insight	878	0	2,172	62
Global Opportunity	15,073	24	8,514	0
Global Quality****	—	—	4,248	0
Global Real Estate	1,655,553	17,016	2,010,427	408
Growth	608,358	0	363,028	12,295
Insight	1,069	8	1,743	7
International Advantage	1,973	0	3,073	0
International Equity	2,357,682	6,382	3,412,347	0
International Opportunity	6,353	0	6,321	0
International Real Estate	283,631	6,401	193,717	1
Multi-Asset*****	24,585	0	53,282	0
Opportunity	119,082	19,694	99,731	0
Small Company Growth	813,831	658	1,369,283	0
U.S. Real Estate	516,714	10,155	459,349	0

  *  The Portfolio commenced operations on May 24, 2012.

  **  The Portfolio commenced operations on January 6, 2015.

  ***  Brokerage commissions shown for the Portfolio, as applicable, for periods prior to September 14, 2012 (commencement of operations) reflect commissions paid by the Predecessor Fund.

  ****  The Portfolio commenced operations on August 30, 2013.

  *****  The Portfolio commenced operations on June 22, 2012.

Regular Broker-Dealers

During the fiscal year ended December 31, 2014, the following Portfolios purchased securities issued by the following issuers, which issuers were among the ten brokers or ten dealers that executed transactions for or with the Fund or the Portfolio in the largest dollar amounts during the period:

Portfolio	Issuer
Active International Allocation	HSBC Holdings PLC
Societe Generale
Global Opportunity	UBS Financial Services, Inc.
International Advantage	UBS Financial Services, Inc.
International Equity	Credit Suisse Group AG
HSBC Holdings PLC
International Opportunity	UBS Financial Services, Inc.
Multi-Asset	Bank of America Securities LLC
Barclays Capital Group
Citigroup Global Markets, Inc.
Deutsche Bank Financial LLC
Goldman Sachs & Co.
JP Morgan Chase Bank NA

At December 31, 2014, the following Portfolios held securities issued by such brokers or dealers with the following market values:

Portfolio	Regular Broker-Dealer	Approximate Market Value at 12/31/14
Active International Allocation	HSBC Holdings PLC	$3,810,000
	Societe Generale	645,000
International Equity	Credit Suisse Group AG	64,218,000
	HSBC Holdings PLC	47,748,000
Multi-Asset	JP Morgan Chase Bank NA	288,000
	Deutsche Bank Financial LLC	255,000
	Bank of America Securities LLC	242,000
	Citigroup Global Markets, Inc.	211,000
	Goldman Sachs & Co.	155,000
	Barclays Capital Group	72,000

Portfolio Turnover

The Portfolios generally do not invest for short-term trading purposes; however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolios to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under "Taxes," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

GENERAL INFORMATION

Fund History

The Fund was incorporated pursuant to the laws of the State of Maryland on June 16, 1988 under the name Morgan Stanley Institutional Fund, Inc. The Fund filed a registration statement with the SEC registering itself as an open-end management investment company offering diversified and non-diversified series under the 1940 Act and its shares under the 1933 Act, as amended, and commenced operations on November 15, 1988. On December 1, 1998, the Fund changed its name to Morgan Stanley Dean Witter Institutional Fund, Inc. Effective May 1, 2001, the Fund changed its name to Morgan Stanley Institutional Fund, Inc.

Description of Shares and Voting Rights

The Fund's Amended and Restated Articles of Incorporation permit the Directors to issue 74.5 billion shares of common stock, par value $.001 per share ($.003 with respect to the Emerging Markets Domestic Debt Portfolio—Class I, Class A, Class C, Class L and Class IS shares), from an unlimited number of classes or series of shares. The shares of each Portfolio of the Fund, when issued, are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. Portfolio shares have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund. No portfolio of the Fund is subject to the liabilities of any other portfolio of the Fund.

Dividends and Capital Gains Distributions

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see "Taxes"). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share NAV of that Portfolio by the per share amount of the dividend or distribution.

Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes for shareholders subject to tax as set forth herein and in the applicable Prospectus.

As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Portfolio at NAV (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until the shareholder notifies the Fund by telephone or in writing that either the Income Option (income dividends in cash and capital gain distributions reinvested in shares at NAV) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. It may take up to three business days to effect this change. An account statement is sent to shareholders whenever a dividend or distribution is paid.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund, Portfolios and their shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund, Portfolios or shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

Regulated Investment Company Qualification

Each Portfolio intends to qualify and elect to be treated for each taxable year as a RIC under Subchapter M of the Code. In order to so qualify, each Portfolio must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% gross income requirement described above, foreign currency gains will generally be treated as qualifying income under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a RIC's business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of a Portfolio's foreign currency gains as non-qualifying income.

For purposes of the 90% test described above, dividends received by a Portfolio will be treated as qualifying income to the extent they are attributable to the issuer's current and accumulated earnings and profits. Distributions in excess of the distributing issuer's current and accumulated earnings and profits will first reduce the Portfolio's basis in the stock as a return of capital and will not qualify as gross income. Distributions in excess of the Portfolio's basis in the stock will qualify for the 90% test discussed above as the distribution will be treated as gain from the sale of stock. This gain will be long-term capital gain if the Portfolio held the stock for more than a year.

For purposes of the diversification requirement described above, the Portfolio will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, the Portfolio is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter other than its first quarter following its election to be taxed as a RIC.

Net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will be treated as qualifying income for purposes of the income requirement in clause (i) above. In addition, for the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a RIC's total assets may be invested in the securities of one or more qualified publicly traded partnerships. The separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

Certain Portfolios may make certain investments indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such entities will generally be required to pay U.S. corporate income tax, and possibly other taxes, on their earnings, which ultimately will reduce the Portfolio's return on income derived from such investments.

In addition to the requirements described above, in order to qualify as a RIC, a Portfolio must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

If a Portfolio fails to qualify as a RIC for any taxable year, all of its net income will be subject to tax at regular corporate rates (whether or not distributed to shareholders), and its distributions (including capital gains distributions) will be taxable as income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and will be eligible for the dividends-received deduction for corporate shareholders and for treatment as qualified dividend income, in the case of individual shareholders.

If a Portfolio fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Portfolio may be able to avoid losing its status as a RIC by timely providing notice of such failure to the Internal Revenue Service, curing such failure and possibly paying an additional tax or penalty.

General Tax Treatment of Qualifying RICs and Shareholders

Each Portfolio intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from a Portfolio's net investment income generally are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Certain income distributions paid by each Portfolio to individual shareholders are taxed at rates equal to those applicable to net long-term capital gains (currently either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts). This tax treatment applies only if certain holding period requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by the Portfolio itself. For this purpose, "qualified dividends" means dividends received by a Portfolio from certain U.S. corporations and qualifying foreign corporations, provided that the Portfolio satisfies certain holding period and other requirements in respect of the stock of such corporations. Distributions received from REITs are generally comprised of ordinary income dividends and capital gains dividends, which are generally passed along to shareholders retaining the same character and are subject to tax accordingly, as described above. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by a Portfolio from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances.

A dividend paid by a Portfolio to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

You should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Dividends paid to you out of each Portfolio's investment company taxable income that are not attributable to qualified dividends generally will be taxable to you as ordinary income (currently at a maximum federal income tax rate of 39.6% in the case of an individual shareholder and 35% in the case of a corporate shareholder) to the extent of each Portfolio's earnings and profits. Distributions to you of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held a Portfolio's shares and regardless of whether the distribution is received in additional shares or in cash. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts.

Each Portfolio will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. Distributions of net capital gains are taxable to shareholders as a long-term capital gain regardless of how long shareholders have held their shares. Each Portfolio will send reports annually to shareholders regarding the federal income tax status of all distributions made for the preceding year. To the extent such amounts include distributions received from a REIT, they may be based on estimates and be subject to change as REITs do not always have the information available by the time these reports are due and can recharacterize certain amounts after the end of the tax year. As a result, the final character and amount of distributions may differ from that initially reported. If any capital gains are retained, the Portfolio will pay federal income tax thereon, and, if the Portfolio makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Portfolio shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by the Portfolio as a refundable credit.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December, to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Gains or losses on the sale of securities by a Portfolio held as a capital asset will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by a Portfolio when it makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by a Portfolio.

A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of a Portfolio held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of a Portfolio will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held six months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares. The ability to deduct capital losses may otherwise be limited under the Code.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

The Portfolios (or their administrative agent) are required to report to the Internal Revenue Service ("IRS") and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, each Portfolio will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

Each Portfolio will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated.

The Fund may be required to withhold and remit to the U.S. Treasury an amount equal to 28% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual's social security number or non-individual's employer identification number) on the New Account Application; (ii) who is subject to backup withholding as notified by the IRS; or (iii) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld would be sent to the IRS as an advance payment of taxes due on a shareholder's income for such year.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, the Fund and consequently its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Special Rules for Certain Foreign Currency and Derivatives Transactions

In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Portfolio qualifies as a RIC.

Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain.

A Portfolio's investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, OTC options on debt securities and equity options, including options on stock and on narrow-based stock indices, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Portfolio's treatment of certain other options, futures and forward contracts entered into by a Portfolio is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indices, options on securities indices, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

When a Portfolio holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Portfolio securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

A Section 1256 position held by a Portfolio will generally be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Portfolio. The acceleration of income on Section 1256 positions may require a Portfolio to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Portfolio may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by a Portfolio.

Special Tax Considerations Relating to Foreign Investments

Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Portfolio. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to the Portfolio. These gains or losses increase or decrease the amount of a Portfolio's net investment income available to be distributed to its shareholders as ordinary income.

It is expected that each Portfolio will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and a Portfolio may be subject to foreign income taxes with respect to other income. So long as more than 50% in value of a Portfolio's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Portfolio may elect to treat certain foreign income taxes imposed on it for federal income tax purposes as paid directly by its shareholders. A Portfolio will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Portfolio makes the election, shareholders will be required to include in income their proportionate share of the amount of foreign income taxes treated as imposed on the Portfolio and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes in computing their federal income tax liability.

Except in the case of the Active International Allocation, Asian Equity, Emerging Markets Domestic Debt, Emerging Markets, Emerging Markets External Debt, Frontier Emerging Markets, Global Advantage, Global Discovery, Global Franchise, Global Infrastructure, Global Insight, Global Opportunity, Global Real Estate, International Advantage, International Equity, International Opportunity and International Real Estate Portfolios, it is not expected that a Portfolio or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. However, these foreign withholding taxes may not have a significant impact on such Portfolios, considering that each Portfolio's investment objective is to seek long-term capital appreciation and any dividend or interest income should be considered incidental.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to a number of complex limitations regarding the availability and utilization of the credit. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Portfolio. Shareholders are urged to consult their tax advisors regarding the application of these rules to their particular circumstances.

A Portfolio may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Portfolios intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Portfolio's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. In addition, if a Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax and interest on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders.

Taxes and Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership ("Foreign Shareholder") depends on whether the income from a Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Portfolio of investment income and short-term capital gains. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above and the potential applicability of the U.S. estate tax.

For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2015 (or later date if extended by the U.S. Congress), the Fund is not required to withhold any amounts with respect to distributions to Foreign Shareholders that are properly reported by the Fund as "interest-related dividends" or "short-term capital gains dividends," provided that the income is not subject to federal income tax if earned directly by the Foreign Shareholder. However, the Fund generally intends to withhold these amounts regardless of the fact that it was not required to do so. Any amounts withheld from payments made to a Foreign Shareholder are eligible to be refunded or credited against the shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. Foreign Shareholders that own, either directly or indirectly, more than 5% of a class of Fund shares, are urged to consult their own tax advisors concerning special tax rules that may apply to their investment in Fund shares.

If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Portfolio and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations. In addition, Foreign Shareholders that are corporations may be subject to a branch profit tax.

A Portfolio may be required to withhold federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with IRS certification requirements.

Under the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA"), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as "FIRPTA gain." If a Portfolio is a "U.S. real property holding corporation" and is not domestically controlled, any gain realized on the sale or exchange of Portfolio shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Portfolio shares would be FIRPTA gain. After December 31, 2014, the same rule applies to dispositions of Portfolio shares by foreign shareholders but without regard to whether a Portfolio is domestically controlled. A Portfolio will be a "U.S. real property holding corporation" if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a "qualified investment entity" (which includes a RIC if, in general more than 50% of the RIC's assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of the Portfolio's shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, a Portfolio's distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of a Portfolio's shares, Portfolio distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

These rules apply to dividends paid by a Portfolio before January 1, 2015 (unless such sunset date is extended or made permanent). After such sunset date, Portfolio distributions from a REIT attributable to gain from the disposition of a U.S. real property interest will continue to be subject to the withholding rules described above provided the Portfolio would otherwise be classified as a "qualified investment entity".

The Portfolios are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Portfolios to enable the Portfolios to determine whether withholding is required.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio, including the possible applicability of the U.S. estate tax.

State and Local Tax Considerations

Rules of state and local taxation of dividend and capital gains from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules regarding an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2015, the following persons or entities owned, of record or beneficially, more than 5% of the shares of any Class of the following Portfolios' outstanding shares.

Portfolio	Name and Address	% of Class
Class I
Active International Allocation	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	94.92%
Advantage	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	44.44%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	19.31%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	16.32%
Asian Equity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	77.41%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	19.97%
Emerging Markets Domestic Debt	Bell Atlantic Master Trust 295 N Maple Ave. Building 7, Fl. 1 Basking Ridge, NJ 07920	66.43%

Portfolio	Name and Address	% of Class
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	15.41%
	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	5.88%
Emerging Markets External Debt	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	98.00%
Emerging Markets Leaders	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 15 New York, NY 10017	81.02%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	18.98%
Emerging Markets	Mac & Co. FBO NY State Deferred Comp. Plan P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	45.48%
	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	17.88%
	Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230	7.97%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	6.07%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.72%
Frontier Emerging Markets	Wells Fargo Bank NA P.O. Box 1533 Minneapolis, MN 55480	31.85%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	17.24%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	15.42%

Portfolio	Name and Address	% of Class
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	12.34%
	First Clearing, LLC 2801 Market Street St. Louis, MO 63103	5.58%
Global Advantage	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	75.71%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	19.45%
Global Discovery	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	79.41%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	10.52%
	Mary Sue Marshall c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	6.44%
Global Franchise	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	16.54%
	Capinco C/O U.S. Bank P.O. Box 1787 Milwaukee, WI 53201	13.75%
	Trust Company of Illinois 1901 Butterfield Rd., Ste. 1000 Downers Grove, IL 60515	13.64%
	National Financial Services Corp. 200 Liberty St. New York, NY 10281	9.19%
	The Northern Trust Company P.O. Box 92956 Chicago, IL 60675	8.88%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	8.32%

Portfolio	Name and Address	% of Class
	RBC Investor Services 2910 Virtual Way, 2nd Fl. Vancouver, BC V5M 0B2	7.36%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	5.23%
Global Infrastructure	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	28.47%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	24.13%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	19.68%
	Society of Composers Authors and Music Publishers of Canada 41 Valleybrook Dr. Toronto, ON M3B 2S6 Canada	11.32%
	Wells Fargo Bank NA P.O. Box 1533 Minneapolis, MN 55480	5.89%
Global Insight	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	87.08%
	Mary Sue Marshall c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	10.95%
Global Opportunity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	35.09%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	30.19%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	12.35%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	8.65%

Portfolio	Name and Address	% of Class
	National Financial Services LLC 200 Liberty Street New York, NY 10281	5.57%
Global Quality	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	75.87%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	16.90%
Global Real Estate	Edward D. Jones & Co. 12555 Manchester Rd. Saint Louis, MO 63131	26.04%
	State Street Bank & Trust Co. P.O. Box 5501 Boston, MA 02206	11.19%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	6.23%
	Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	6.18%
Growth	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	54.77%
	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	10.62%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	8.76%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	6.91%
Insight	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	76.19%
	Mary Sue Marshall c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	18.87%

Portfolio	Name and Address	% of Class
International Advantage	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	66.13%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	25.25%
International Equity	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	25.72%
	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	19.36%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	6.37%
	The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	5.34%
International Opportunity	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	57.88%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	28.29%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	13.11%
International Real Estate	Wells Fargo Bank NA P.O. Box 1533 Minneapolis, MN 55480	44.68%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	25.28%
Multi-Asset	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	18.74%
	Morgan Stanley Asset Mgmt. for the Account of Hubbell Inc. 40 Waterview Dr. Shelton, CT. 06484	13.40%

Portfolio	Name and Address	% of Class
	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	12.69%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	12.53%
	Dingle & Co. P.O. Box 75000 Detroit, MI	8.99%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	8.64%
	Wells Fargo Bank NA P.O. Box 1533 Minneapolis, MN 55480	5.93%
	Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	5.87%
Opportunity	First Clearing, LLC 2801 Market St. Saint Louis, MO 63103	35.06%
	Nationwide Trust Company P.O. Box 182029 Columbus, OH 43218	18.54%
	FIIOC FBO Frog Design Inc. Savings and Profit Sharing Plan 100 Magellan Way Covington, KY 41015	10.96%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	8.76%
	Fifth Third Bank 8515 East Orchard Rd. 2T2 Greenwood Vlg, CO 80111	5.66%
	UBS WM USA 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086	5.02%
Small Company Growth	National Financial Services Corp. 200 Liberty St. New York, NY 10281	48.28%

Portfolio	Name and Address	% of Class
	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	7.67%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	5.65%
	Wells Fargo Bank 1525 West W.T. Harris Blvd. Charlotte, NC 28262	5.65%
	Factory Mutual Insurance Company P.O. Box 9198 225 Wyman St. Waltham, MA 02451	5.14%
U.S. Real Estate	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	23.32%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	19.42%
	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	11.66%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	9.60%
	Prudential Bank and Trust 80 Livingston Ave. Roseland, NJ 07068	7.16%
Class A
Active International Allocation	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	69.09%
	State Street Bank And Trust Co. 105 Rosemont Rd. Westwood, MA 02090	8.97%
Advantage	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	61.06%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	17.79%

Portfolio	Name and Address	% of Class
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	5.49%
Asian Equity	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	63.99%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	22.16%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	10.35%
Emerging Markets Domestic Debt	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	86.24%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	11.56%
Emerging Markets External Debt	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	72.24%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	25.00%
Emerging Markets Leaders	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	75.65%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 15 New York, NY 10017	24.35%
Emerging Markets	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07311	84.65%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	8.56%
Frontier Emerging Markets	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	28.41%

Portfolio	Name and Address	% of Class
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	27.95%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	24.93%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	6.02%
Global Advantage	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	31.85%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	23.34%
	Sandeep Chainani c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	20.16%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	16.50%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	5.14%
Global Discovery	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	45.03%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	40.37%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	6.18%
Global Franchise	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	52.02%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	24.88%

Portfolio	Name and Address	% of Class
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	15.87%
Global Infrastructure	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	73.30%
Global Insight	Sandeep Chainani c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	70.16%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	23.59%
Global Opportunity	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	55.92%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	19.51%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.68%
Global Quality	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	91.31%
Global Real Estate	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	67.66%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	8.63%
Growth	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	59.02%
	State of Florida Employees Deferred Compensation Plan P.O. Box 182029 Columbus, OH 43218	5.07%

Portfolio	Name and Address	% of Class
Insight	Sandeep Chainani c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	51.56%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	21.45%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	7.76%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.48%
	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	5.79%
International Advantage	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	41.13%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	27.95%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	14.82%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	12.00%
International Equity	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	94.69%
International Opportunity	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	38.68%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	31.19%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	13.58%

Portfolio	Name and Address	% of Class
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	7.82%
International Real Estate	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	58.45%
	Nora Effron c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	8.56%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	7.34%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	7.17%
	First Clearing, LLC 2801 Market Street St. Louis, MO 63103	5.19%
Multi-Asset	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	54.78%
Opportunity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	18.82%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.56%
	First Clearing, LLC 2801 Market St. Saint Louis, MO 63103	6.40%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.31%
Small Company Growth	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	34.99%
	State Street Bank & Trust Co. 2 Avenue De Lafayette Boston, MA 02111	21.63%

Portfolio	Name and Address	% of Class
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	16.57%
	Great-West Trust Co. 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111	6.58%
U.S. Real Estate	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	51.50%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	17.22%
Class H
International Real Estate	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	89.84%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	10.16%
Class L
Active International Allocation	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	76.71%
	First Clearing, LLC 2801 Market Street St. Louis, MO 63103	7.09%
Advantage	Great-West Trust Company LLC 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111	31.63%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	30.92%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	15.03%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.04%

Portfolio	Name and Address	% of Class
Asian Equity	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	90.33%
Emerging Markets Domestic Debt	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	77.45%
	First Clearing, LLC 2801 Market St. Saint Louis, MO 63103	21.96%
Emerging Markets External Debt	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	93.54%
	Kristy Watson c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	6.46%
Emerging Markets	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	95.62%
Frontier Emerging Markets	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	72.94%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	7.30%
Global Advantage	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	67.62%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	32.38%
Global Discovery	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	47.79%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	52.21%
Global Franchise	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	98.88%

Portfolio	Name and Address	% of Class
Global Infrastructure	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	81.79%
Global Insight	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	63.34%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	36.66%
Global Opportunity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	58.58%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.56%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	6.00%
Global Quality	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	94.07%
Global Real Estate	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	94.46%
Growth	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	74.48%
	First Clearing, LLC 2801 Market Street St. Louis, MO 63103	8.88%
Insight	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	43.93%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	39.86%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	16.22%

Portfolio	Name and Address	% of Class
International Advantage	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	66.85%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	22.14%
	Patricia Murphy c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	10.39%
International Equity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	78.13%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.99%
International Opportunity	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	67.89%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	31.28%
International Real Estate	TD Ameritrade 5923 Braeburn Pl. Pittsburgh, PA 15232	68.82%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	17.12%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	14.06%
Multi-Asset	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	98.74%
Opportunity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	30.10%

Portfolio	Name and Address	% of Class
	First Clearing, LLC 2801 Market St. Saint Louis, MO 63103	10.58%
	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E, 2nd Fl. Jacksonville, FL 32246	7.73%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.77%
Small Company Growth	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	70.66%
	UBS WM USA 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086	11.39%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	5.90%
U.S. Real Estate	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	74.07%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.50%
	First Clearing, LLC 2801 Market St. Saint Louis, MO 63103	5.31%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.09%
Class IS
Advantage	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Emerging Markets Domestic Debt	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Emerging Markets External Debt	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%

Portfolio	Name and Address	% of Class
Emerging Markets Leaders	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 15 New York, NY 10017	100.00%
Emerging Markets	The Northern Trust Company as TTEE FBO Morgan Stanley 401K Savings Plan P.O. Box 92994 Chicago, IL 60675	91.88%
	The Northern Trust Company as Custodian FBO Bank of America P.O. Box 92994 Chicago, IL 60675	8.06%
Global Infrastructure	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Global Opportunity	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Global Quality	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Global Real Estate	The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	37.92%
	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	10.66%
	The California Wellness Foundation 6320 Canoga Ave. Ste. 1700 Woodland Hills, CA 91367	7.36%
	The Timkensteel Corp. 1835 Dueber Ave. SW Canton, OH 44706	6.54%
Growth	The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	60.97%
	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	12.00%
	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	9.72%

Portfolio	Name and Address	% of Class
	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	8.39%
International Equity	The Northern Trust Company as TTEE FBO Morgan Stanley 401K Savings Plan P.O. Box 92994 Chicago, IL 60675	32.46%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	14.48%
	The Northern Trust Company as Custodian FBO Texas A&M P.O. Box 92994 Chicago, IL 60675	11.45%
	The TJX Companies Inc. 770 Cochituate Rd. Framingham, MA 01701	8.83%
	Capinco C/O U.S. Bank P.O. Box 1787 Milwaukee, WI 53201	7.49%
	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	6.85%
International Opportunity	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
International Real Estate	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	99.60%
Opportunity	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Small Company Growth	National Financial Services LLC 200 Liberty St. One World Financial Center New York, NY 10281	36.82%
	The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	21.12%
	Frontier Trust Company P.O. Box 10758 Fargo, ND 58106	10.84%

Portfolio	Name and Address	% of Class
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.43%
	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	7.34%
	T. Rowe Price Trust Co. P.O. Box 17215 Baltimore, MD 21297	5.29%
U.S. Real Estate	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	99.99%

The persons listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. Control persons could have the ability to vote a majority of the shares of the respective Portfolio on any matter requiring the approval of shareholders of such Portfolio.

PERFORMANCE INFORMATION

The average annual compounded rates of return (unless otherwise noted) for the Portfolios for the 1-, 5- and 10-year periods ended December 31, 2014 and for the period from inception through December 31, 2014 are as follows:

Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation Class I	01/17/92	-6.37%	4.41%	4.68%	5.96%
Class A	01/02/96	-6.70%	4.12%	4.40%	5.18%
Class L	06/14/12	-7.17%	N/A	N/A	11.75%
Advantage* Class I	06/30/08	7.43%	16.77%	N/A	11.38%
Class A	05/21/10	7.05%	N/A	N/A	18.16%
Class L	06/30/08	7.28%	16.72%	N/A	11.23%
Class IS	09/13/13	7.50%	N/A	N/A	17.85%
Asian Equity Class I	12/28/10	15.15%	N/A	N/A	4.86%
Class A	12/28/10	14.71%	N/A	N/A	4.60%
Class L	12/28/10	13.97%	N/A	N/A	4.06%
Emerging Markets Domestic Debt Class I	02/01/94	-6.79%	1.10%	4.37%	7.90%
Class A	01/02/96	-7.15%	0.83%	4.09%	7.85%
Class L	06/16/08	-7.39%	0.41%	N/A	1.54%
Class IS	09/13/13	-6.79%	N/A	N/A	-6.22%
Emerging Markets External Debt Class I	05/24/12	3.38%	N/A	N/A	3.10%
Class A	05/24/12	2.90%	N/A	N/A	2.74%
Class L	05/24/12	2.85%	N/A	N/A	2.45%
Class IS	09/13/13	3.39%	N/A	N/A	4.11%
Emerging Markets Leaders** Class I	06/30/11	-1.80%	N/A	N/A	2.86%
Class A	06/30/11	-1.80%	N/A	N/A	2.86%
Class L	N/A	N/A	N/A	N/A	N/A
Class IS	06/30/11	-1.80%	N/A	N/A	2.86%

Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Emerging Markets Class I	09/25/92	-4.47%	1.94%	7.90%	8.12%
Class A	01/02/96	-4.77%	1.67%	7.62%	6.95%
Class L	04/27/12	-5.26%	N/A	N/A	-0.36%
Class IS	09/13/13	-4.36%	N/A	N/A	-2.00%
Frontier Emerging Markets*** Class I	08/25/08	2.66%	10.29%	N/A	1.45%
Class A	09/14/12	2.39%	N/A	N/A	16.92%
Class L	09/14/12	1.77%	N/A	N/A	16.26%
Global Advantage Class I	12/28/10	0.83%	N/A	N/A	12.68%
Class A	12/28/10	0.46%	N/A	N/A	12.36%
Class L	12/28/10	-0.07%	N/A	N/A	11.79%
Global Discovery Class I	12/28/10	-1.96%	N/A	N/A	13.66%
Class A	12/28/10	-2.25%	N/A	N/A	13.37%
Class L	12/28/10	-2.81%	N/A	N/A	12.78%
Global Franchise Class I	11/28/01	4.82%	12.56%	9.53%	11.37%
Class A	11/28/01	4.45%	12.25%	9.23%	11.07%
Class L	04/27/12	4.00%	N/A	N/A	8.76%
Global Infrastructure Class I	09/20/10	15.38%	N/A	N/A	16.98%
Class A	09/20/10	14.94%	N/A	N/A	16.66%
Class L	09/20/10	14.35%	N/A	N/A	16.06%
Class IS	09/13/13	15.38%	N/A	N/A	19.82%
Global Insight Class I	12/28/11	-2.65%	N/A	N/A	18.03%
Class A	12/28/11	-2.97%	N/A	N/A	17.70%
Class L	12/28/11	-3.43%	N/A	N/A	17.10%
Global Opportunity* Class I	05/30/08	9.04%	15.59%	N/A	9.86%
Class A	05/21/10	8.55%	N/A	N/A	17.64%
Class L	05/30/08	8.46%	15.15%	N/A	9.48%
Class IS	09/13/13	8.96%	N/A	N/A	21.62%
Global Quality Class I	08/30/13	2.66%	N/A	N/A	11.59%
Class A	08/30/13	2.34%	N/A	N/A	11.26%
Class L	08/30/13	1.74%	N/A	N/A	10.62%
Class IS	09/13/13	2.67%	N/A	N/A	9.61%
Global Real Estate Class I	08/30/06	14.08%	10.80%	N/A	4.11%
Class A	08/30/06	13.88%	10.52%	N/A	3.83%
Class L	06/16/08	13.27%	9.98%	N/A	4.04%
Class IS	09/13/13	14.27%	N/A	N/A	11.73%
Growth Class I	04/02/91	6.42%	16.91%	10.01%	10.36%
Class A	01/02/96	6.25%	16.63%	9.75%	9.09%
Class L	04/27/12	5.72%	N/A	N/A	16.19%
Class IS	09/13/13	6.60%	N/A	N/A	17.91%
Insight Class I	12/28/11	6.66%	N/A	N/A	24.16%
Class A	12/28/11	6.41%	N/A	N/A	23.84%
Class L	12/28/11	5.83%	N/A	N/A	23.22%

Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
International Advantage Class I	12/28/10	2.58%	N/A	N/A	8.41%
Class A	12/28/10	2.21%	N/A	N/A	8.11%
Class L	12/28/10	1.69%	N/A	N/A	7.58%
International Equity Class I	08/04/89	-6.08%	5.79%	4.43%	8.77%
Class A	01/02/96	-6.43%	5.51%	4.17%	7.80%
Class L	06/14/12	-6.91%	N/A	N/A	10.72%
Class IS	09/13/13	-6.07%	N/A	N/A	0.69%
International Opportunity Class I	03/31/10	3.14%	N/A	N/A	9.70%
Class A	03/31/10	2.71%	N/A	N/A	9.38%
Class L	03/31/10	2.24%	N/A	N/A	8.84%
Class IS	09/13/13	3.22%	N/A	N/A	11.02%
International Real Estate Class I	10/01/97	1.61%	6.26%	3.97%	8.34%
Class A	10/01/97	1.27%	5.97%	3.70%	8.07%
Class H	04/27/12	1.27%	N/A	N/A	10.19%
Class L	04/27/12	0.75%	N/A	N/A	9.64%
Class IS	09/13/13	1.60%	N/A	N/A	2.54%
Multi-Asset Class I	06/22/12	0.77%	N/A	N/A	9.08%
Class A	06/22/12	0.55%	N/A	N/A	8.81%
Class L	06/22/12	0.02%	N/A	N/A	8.23%
Opportunity* Class I	08/12/05	3.01%	14.08%	N/A	9.96%
Class A	05/21/10	2.62%	N/A	N/A	16.21%
Class L	05/28/98	2.07%	13.15%	8.81%	5.30%
Class IS	09/13/13	3.11%	N/A	N/A	18.20%
Small Company Growth Class I	11/01/89	-9.68%	14.68%	8.37%	11.46%
Class A	01/02/96	-9.98%	14.37%	8.09%	10.57%
Class L	11/11/11	-10.43%	N/A	N/A	16.53%
Class IS	09/13/13	-9.63%	N/A	N/A	4.04%
U.S. Real Estate Class I	02/24/95	30.74%	16.38%	8.85%	13.17%
Class A	01/02/96	30.28%	16.05%	8.56%	12.31%
Class L	11/11/11	29.68%	N/A	N/A	14.74%
Class IS	09/13/13	30.82%	N/A	N/A	23.27%

†    Performance information for the Class C shares of each Portfolio will be provided once the Class C shares have completed a full calendar year of operations.

*    Performance shown for each Portfolio's Class I and Class L shares, as applicable, for periods prior to May 21, 2010 reflects the performance of the Class I and Class C shares, respectively, of the applicable Predecessor Fund.

**    Performance shown for the Portfolio's Class I and Class A shares reflects the performance of the limited partnership interests of Morgan Stanley Emerging Markets Leaders Fund (Cayman) LP (the "Private Fund") for periods prior to January 6, 2015, adjusted to reflect any applicable sales charge of the Class, but not adjusted for any other differences in expenses. If adjusted for other expenses, returns would be different. As of the date of this SAI, the Fund has not commenced offering Class L shares of the Portfolio.

***    Performance shown for the Portfolio's Class I shares, as applicable, for periods prior to September 17, 2012 reflects the performance of the common shares of the applicable Predecessor Fund.

The average annual compounded rates of return, inclusive of a maximum sales charge of 4.75%, of the Class H shares of the International Real Estate Portfolio for the 1-, 5- and 10-year periods ended December 31, 2014 and for the period from inception through December 31, 2014 are as follows:

Portfolio	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inceptions
International Real Estate Class H	04/27/12	-3.51%	N/A	N/A	8.22%

The average annual compounded rates of return, inclusive of a maximum sales charge of 5.25% (4.25% with respect to the Emerging Markets Domestic Debt and Emerging Markets External Debt Portfolios), of the Class A shares of the Portfolios for the 1-, 5- and 10-year periods ended December 31, 2014 and for the period from inception through December 31, 2014 are as follows:

Portfolio	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation Class A	01/02/96	-11.61%	3.00%	3.84%	4.88%
Advantage Class A	05/21/10	1.40%	N/A	N/A	16.79%
Asian Equity Class A	12/28/10	8.70%	N/A	N/A	3.22%
Emerging Markets Domestic Debt Class A	01/02/96	-11.09%	-0.04%	3.62%	7.60%
Emerging Markets External Debt Class A	05/24/12	-1.50%	N/A	N/A	1.06%
Emerging Markets Leaders** Class A	06/30/11	-6.98%	N/A	N/A	1.29%
Emerging Markets Class A	01/02/96	-9.76%	0.58%	7.04%	6.64%
Frontier Emerging Markets Class A	09/14/12	-2.99%	N/A	N/A	14.21%
Global Advantage Class A	12/28/10	-4.80%	N/A	N/A	10.87%
Global Discovery Class A	12/28/10	-7.39%	N/A	N/A	11.86%
Global Franchise Class A	11/28/01	-1.02%	11.04%	8.64%	10.61%
Global Infrastructure Class A	09/20/10	8.90%	N/A	N/A	15.21%
Global Insight Class A	12/28/11	-8.09%	N/A	N/A	15.63%
Global Opportunity Class A	05/21/10	2.83%	N/A	N/A	16.27%
Global Quality Class A	08/30/13	-3.00%	N/A	N/A	6.90%
Global Real Estate Class A	08/30/06	7.86%	9.34%	N/A	3.17%
Growth Class A	01/02/96	0.68%	15.38%	9.16%	8.78%
Insight Class A	12/28/11	0.85%	N/A	N/A	21.66%
International Advantage Class A	12/28/10	-3.19%	N/A	N/A	6.68%
International Equity Class A	01/02/96	-11.35%	4.38%	3.60%	7.49%

Portfolio	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
International Opportunity Class A	03/31/10	-2.66%	N/A	N/A	8.15%
International Real Estate Class A	10/01/97	-4.06%	4.84%	3.15%	7.73%
Multi-Asset Class A	06/22/12	-4.70%	N/A	N/A	6.52%
Opportunity Class A	05/21/10	-2.78%	N/A	N/A	14.86%
Small Company Growth
Class A	01/02/96	-14.69%	13.15%	7.50%	10.25%
U.S. Real Estate Class A	01/02/96	23.43%	14.80%	7.97%	11.99%

**    Performance shown for the Portfolio's Class A shares reflects the performance of the limited partnership interests of the Private Fund for periods prior to January 6, 2015, adjusted to reflect any applicable sales charge of the Class, but not adjusted for any other differences in expenses. If adjusted for other expenses, returns would be different.

The average annual compounded rates of return (after taxes on distributions) (unless otherwise noted) for the Class I shares (with the exception of Opportunity Portfolio which shows results for Class L shares) of the Portfolios for the 1-, 5- and 10- year periods ended December 31, 2014 and for the period from inception through December 31, 2014 are as follows:

Portfolio	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation Class I	01/17/92	-6.91%	4.01%	4.07%	4.63%
Advantage* Class I	06/30/08	6.26%	16.05%	N/A	10.73%
Asian Equity Class I	12/28/10	9.90%	N/A	N/A	3.64%
Emerging Markets Domestic Debt Class I	02/01/94	-6.79%	-0.62%	2.54%	3.13%
Emerging Markets External Debt Class I	05/24/12	1.06%	N/A	N/A	0.50%
Emerging Markets Leaders** Class I	06/30/11	-1.80%	N/A	N/A	2.86%
Emerging Markets Class I	09/25/92	-5.55%	1.56%	6.91%	7.24%
Frontier Emerging Markets*** Class I	08/25/08	2.48%	10.11%	N/A	1.27%
Global Advantage Class I	12/28/10	-0.86%	N/A	N/A	11.22%
Global Discovery Class I	12/28/10	-7.85%	N/A	N/A	10.61%
Global Franchise Class I	11/28/01	3.18%	11.73%	8.45%	10.45%
Global Infrastructure Class I	09/20/10	13.63%	N/A	N/A	15.73%
Global Insight Class I	12/28/11	-6.08%	N/A	N/A	14.13%
Global Opportunity* Class I	05/30/08	7.44%	14.25%	N/A	8.88%
Global Quality Class I	08/30/13	2.15%	N/A	N/A	11.18%
Global Real Estate Class I	08/30/06	13.29%	9.99%	N/A	3.23%

Portfolio	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Growth Class I	04/02/91	5.18%	16.36%	9.72%	8.91%
Insight Class I	12/28/11	1.75%	N/A	N/A	20.46%
International Advantage Class I	12/28/10	1.96%	N/A	N/A	7.76%
International Equity Class I	08/04/89	-6.67%	5.43%	3.29%	7.32%
International Opportunity Class I	03/31/10	2.60%	N/A	N/A	9.19%
International Real Estate Class I	10/01/97	0.74%	5.06%	2.73%	7.26%
Multi-Asset Class I	06/22/12	0.03%	N/A	N/A	7.86%
Opportunity* Class L	05/28/98	1.49%	12.40%	8.45%	4.91%
Small Company Growth Class I	11/01/89	-12.09%	13.26%	7.28%	9.09%
U.S. Real Estate Class I	02/24/95	28.63%	15.31%	5.53%	9.83%

*    Performance shown for each Portfolio's Class I and Class L shares, as applicable, for periods prior to May 21, 2010 reflects the performance of the Class I and Class C shares, respectively, of the applicable Predecessor Fund.

**    Performance shown for the Portfolio's Class I shares reflects the performance of the limited partnership interests of the Private Fund for periods prior to January 6, 2015, adjusted to reflect any applicable sales charge of the Class, but not adjusted for any other differences in expenses. If adjusted for other expenses, returns would be different.

***  Performance shown for the Portfolio's Class I shares, as applicable, for periods prior to September 17, 2012 reflects the performance of the common shares of the applicable Predecessor Fund.

The average annual compounded rates of return (after taxes on distributions and redemptions) (unless otherwise noted) for the Class I shares (with the exception of Opportunity Portfolio which shows results for Class L shares) of the Portfolios for the 1-, 5- and 10-year periods ended December 31, 2014 and for the period from inception through December 31, 2014 are as follows:

Portfolio	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation Class I	01/17/92	-3.03%	3.53%	3.85%	4.49%
Advantage* Class I	06/30/08	5.10%	13.59%	N/A	9.13%
Asian Equity Class I	12/28/10	9.91%	N/A	N/A	3.47%
Emerging Markets Domestic Debt Class I	02/01/94	-3.84%	0.37%	2.82%	3.78%
Emerging Markets External Debt Class I	05/24/12	1.92%	N/A	N/A	1.28%
Emerging Markets Leaders** Class I	06/30/11	-1.02%	N/A	N/A	2.20%
Emerging Markets Class I	09/25/92	-1.16%	1.76%	6.95%	7.00%
Frontier Emerging Markets*** Class I	08/25/08	1.77%	8.28%	N/A	1.17%
Global Advantage Class I	12/28/10	1.77%	N/A	N/A	9.97%
Global Discovery Class I	12/28/10	2.18%	N/A	N/A	10.51%

Portfolio	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Global Franchise Class I	11/28/01	4.19%	10.18%	7.85%	9.68%
Global Infrastructure Class I	09/20/10	10.05%	N/A	N/A	13.63%
Global Insight Class I	12/28/11	0.04%	N/A	N/A	13.32%
Global Opportunity* Class I	05/30/08	6.32%	12.49%	N/A	7.84%
Global Quality Class I	08/30/13	1.91%	N/A	N/A	8.86%
Global Real Estate Class I	08/30/06	8.06%	8.28%	N/A	2.90%
Growth Class I	04/02/91	4.59%	13.68%	8.25%	8.18%
Insight Class I	12/28/11	6.73%	N/A	N/A	18.43%
International Advantage Class I	12/28/10	1.99%	N/A	N/A	6.59%
International Equity Class I	08/04/89	-2.80%	4.66%	3.82%	7.29%
International Opportunity Class I	03/31/10	2.15%	N/A	N/A	7.67%
International Real Estate Class I	10/01/97	1.06%	4.57%	3.01%	6.81%
Multi-Asset Class I	06/22/12	0.52%	N/A	N/A	6.53%
Opportunity* Class L	05/28/98	1.63%	10.51%	7.22%	4.27%
Small Company Growth Class I	11/01/89	-3.65%	11.83%	6.80%	8.79%
U.S. Real Estate Class I	02/24/95	18.24%	12.88%	5.57%	9.46%

*    Performance shown for each Portfolio's Class I and Class L shares, as applicable, for periods prior to May 21, 2010 reflects the performance of the Class I and Class C shares, respectively, of the applicable Predecessor Fund.

**    Performance shown for the Portfolio's Class I shares reflects the performance of the limited partnership interests of the Private Fund for periods prior to January 6, 2015, adjusted to reflect any applicable sales charge of the Class, but not adjusted for any other differences in expenses. If adjusted for other expenses, returns would be different.

***    Performance shown for the Portfolio's Class I shares, as applicable, for periods prior to September 17, 2012 reflects the performance of the common shares of the applicable Predecessor Fund.

Calculation of Yield For Fixed Income Portfolios

The current yields for the Fixed Income Portfolios for the 30-day period ended December 31, 2014 were as follows:

Portfolio	Class I Shares	Class A Shares	Class L Shares	Class IS Shares
Emerging Markets Domestic Debt	4.93%	4.39%	4.37%	4.98%
Emerging Markets External Debt	4.99%	4.58%	4.53%	5.18%

FINANCIAL STATEMENTS

The Portfolios' (except the Emerging Markets Leaders Portfolio) audited financial statements for the fiscal year ended December 31, 2014, including notes thereto, and the reports of Ernst & Young LLP, an independent registered public accounting firm, are herein incorporated by reference to the Portfolios' Annual Reports to Shareholders. The Emerging Markets Leaders Portfolio was not audited for the year ended December 31, 2014 as the Portfolio had not yet commenced operations. A copy of the Portfolios' Annual Reports to Shareholders must accompany the delivery of this SAI.

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APPENDIX A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we believe we can make a positive impact on the governance structure. MSIM's engagement process, through private communication with companies, allows us to understand the governance structure at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services—ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies—Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting

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decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger results in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

•  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.  We consider witholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

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i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/renumeration, nominating/governance or audit committee.

d.  We consider withholding support or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.  We consider withholding support from or voting against nominees if, in our view, there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve no more than two outside boards given the level of time commitment required in their primary job.

2.  Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

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4.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.  Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.  Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.  Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the U.S., we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the U.S., we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any other evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.  Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12. Proposals to limit directors' liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of his or her duties.

C. Statutory auditor boards

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

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E. Changes in capital structure.

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market, we usually follow Association of British Insurers' ("ABI") guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

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F. Takeover Defenses and Shareholder Rights.

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder right to call meetings: We consider proposals to enhance a shareholder's rights to call a special meeting on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the rights of holders of 10% or more of shares to call special meetings, unless the board or state law has a set policy or law establishing such rights at a threshold that we believe to be acceptable.

4.  Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

G. Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.  We generally support the following:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provision.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

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•  Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.  We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) and proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs

6.  We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.  Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social, Political and Environmental Issues. Shareholders in the U.S. and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate, social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that, if implemented, would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Funds of Funds. Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise

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determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying "split votes" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

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If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.  If the Research Providers' recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director and at least two portfolio managers (preferably members of the Committee) as approved by the Committee. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

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APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. ("AIP"): (i) closed-end funds registered under the Investment Company Act of 1940, as amended, (ii) discretionary separate accounts, (iii) unregistered funds and (iv) non-discretionary accounts offered in connection with AIP's Customized Advisory Portfolio Solutions service.

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team, the Private Equity Real Estate Fund of Funds investment team or the Hedge Funds Solution team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.  Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.  Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Approved by the Morgan Stanley Funds Board on September 16-17, 2014.

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APPENDIX B

DESCRIPTION OF RATINGS

I.  Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: Judged to be of the highest quality, with minimal credit risk;

Aa: judged to be of high quality and are subject to very low credit risk;

A: judged to be upper medium-grade obligations, subject to low credit risk;

Baa: judged to be medium-grade obligations and subject to moderate credit risk and as such may possess certain speculative characteristics;

Ba: judged to be speculative and are subject to substantial credit risk;

B: considered speculative and are subject to high credit risk;

Caa: judged to be of poor standing and are subject to very high credit risk;

Ca: highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest;

C: the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

II.  Excerpts from Standard & Poor's Rating Group's Corporate Bond Ratings:

AAA: Highest rating assigned for an obligation; obligor's capacity to meet its financial commitment on the obligation is extremely strong;

AA: obligation differs from the highest-rated obligations only to a small degree; obligor's capacity to meet its financial commitment on the obligation is very strong;

A: obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories; obligor's capacity to meet its financial commitment on the obligation is still strong;

BBB: obligation exhibits adequate protection parameters; adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation;

BB, B, CCC, CC, C: obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions;

BB: obligation is less vulnerable to nonpayment than other speculative issues; it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation;

B: obligation is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation;

CCC: obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation; in the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation;

CC: obligation is currently highly vulnerable to nonpayment; default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default;

C: currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher;

D: obligation is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made within five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

III.  Excerpts from Fitch, Inc.'s Corporate Bond Ratings:

AAA: Highest credit quality; denotes the lowest expectation of credit risk; assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality; denote expectations of very low credit risk; indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality; denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality; indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB: Speculative; indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Securities rated in this category are not investment grade.

B: Highly speculative; indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk; default is a real possibility.

CC: Very high levels of credit risk; default of some kind appears probable.

C: Exceptionally high levels of credit risk; default is imminent or inevitable, or the issuer is in standstill.

RD: Indicates an issuer that in Fitch's opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.

D: Default indicates an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-Term rating category or to categories below CCC.

IV.  Excerpts from Moody's Investors Service, Inc.'s Preferred Stock Ratings:

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated a is considered to be an upper medium-grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated baa is considered to be medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

V.  Excerpts from Standard & Poor's Rating Group's Preferred Stock Ratings:

AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

VI.  Excerpts from Fitch, Inc's Preferred Stock Ratings:

AAA: These preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for payment of financial commitments, which is unlikely to be adversely affected by foreseeable events.

AA: These preferred stocks are considered to be investment grade and of very high credit quality. The obligor's capacity for payment of financial commitments is very strong and is not significantly vulnerable to foreseeable events.

A: These preferred stocks are considered to be investment grade and of high credit quality. The obligor's capacity for payment of financial commitments is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than preferred stocks with higher ratings.

BBB: These preferred stocks are considered to be investment grade and of good credit quality. The obligor's capacity for payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity.

BB: These preferred stocks are considered speculative and have an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time. However, business or financial flexibility exists which supports the servicing of financial commitments.

B: These preferred stocks are considered highly speculative. While preferred in this class are currently meeting financial commitments, the capacity for continued timely payment is vulnerable to deterioration in the business and economic environment.

CCC: These preferred stocks are considered to have substantial credit risk. Default is a real possibility.

CC: These preferred stocks are considered to have very high levels of credit risk. Default of some kind appears probable.

C: These preferred stocks are considered to have exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

D: Default indicates an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-Term rating category, or to categories below CCC.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York, NY 10036 on September 25, 2015

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY INSTITUTIONAL FUND, INC.	PROXY
OPPORTUNITY PORTFOLIO
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 25, 2015

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Institutional Fund, Inc. – Opportunity Portfolio (the “Portfolio”).

The undersigned hereby constitutes and appoints John H. Gernon and Mary E. Mullin, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of beneficial interest of the Portfolio, held of record by the undersigned on July 24, 2015 at the Special Meeting of Stockholders to be held at 522 Fifth Avenue, New York, New York 10036, on September 25, 2015 at 10:00 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	OPP_26947_072715

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to Be Held on September 25, 2015.

The Proxy Statement/Prospectus for this meeting is available at:  https://www.proxy-direct.com/mor-26947

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS.

TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

		FOR	AGAINST	ABSTAIN

1.

To consider and vote upon an Agreement and Plan of Reorganization, dated April 23, 2015, between Morgan Stanley Institutional Fund, Inc. (the “Company”), on behalf of its series, Opportunity Portfolio (the “Acquired Fund”),and the Company, on behalf of its series, Global Opportunity Portfolio (the “Acquiring Fund”), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund and stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving shares of common stock of the Acquiring Fund with a value equal to their holdings in the Acquired Fund.

		☐	☐	☐

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

OPP_26947_072715